APRIL 30, 2002

NML VARIABLE ANNUITY ACCOUNT B

Nontax -- Qualified Annuities
Individual Retirement Annuities
Roth IRAs
Simplified Employee Pension Plan IRAs

SIMPLE IRAs
Tax Deferred Annuities
457 Deferred Compensation Plan Annuities

Non-Transferable Annuities

                                    (Photo)

NORTHWESTERN MUTUAL
SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 271-1444

Prospectuses
                                                      [NORTHWESTERN MUTUAL LOGO]

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LOGO]

                                                                  April 30, 2002

PROFILE OF THE VARIABLE ANNUITY CONTRACT

This Profile is a summary of some of the more important points that you should consider and know before purchasing the Contract. We describe the Contract more fully in the prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CONTRACT The Contract provides a means for you, the owner, to invest on a tax-deferred basis in your choice of twenty investment portfolios. The Contract also allows investment on a fixed basis in a guaranteed account.

The Contract is intended for retirement savings or other long-term investment purposes. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement.

The twenty investment portfolios are listed in Section 4. These portfolios bear varying amounts of investment risk. Those with more risk are designed to produce a better long-term return than those with less risk. But this is not guaranteed. You can also lose your money.

The amounts you invest on a fixed basis earn interest at a rate we declare from time to time. We guarantee principal and we guarantee the interest rate for each amount for at least one year.

You may invest in any or all of the twenty investment portfolios. You may move money among these portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. Transfers of amounts invested on a fixed basis are subject to restrictions.

During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving annuity payments from your Contract, usually at retirement. Monthly annuity payments begin on the date you select.

The amount you accumulate in your Contract, including the results of investment performance, will determine the amount of your monthly annuity payments.

2. ANNUITY PAYMENTS If you decide to begin receiving monthly annuity payments from your Contract, you may choose one of three payment plans: (1) monthly payments for a specified period of five to thirty years, as you select; (2) monthly payments for your life (assuming you are the annuitant), and you may choose to have payments continue to your beneficiary for the balance of ten or twenty years if you die sooner; or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. After you begin receiving monthly annuity payments you cannot change your selection if the payments depend on your life or the life of another.

These payment plans are available to you on a variable or fixed basis. Variable means that the amount accumulated in your Contract will continue to be invested in one or more of the twenty investment portfolios as you choose. Your monthly annuity payments will vary up or down to reflect continuing investment performance. Or you may choose a fixed annuity payment plan which guarantees the amount you will receive each month.

3. PURCHASE We offer Front Load and Back Load Contracts, as briefly described in Section 5. For the Front Load Contract the minimum initial purchase payment is $10,000 for all markets. For Back Load Contracts the minimum initial purchase payment is $5,000 for Contracts we issue in non-tax qualified situations; $100 for traditional and Roth IRA Contracts; and $25 for Simple IRA, SEP IRA, tax deferred annuity and Section 457 plan Contracts. See Section 6 below. You may make additional purchase payments of $25 or more as you accumulate funds in your Contract.

                                        I                                Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LOGO]

4. INVESTMENT CHOICES You may invest in any or all of the following investment portfolios. All of these are described in the attached prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds.

Northwestern Mutual Series Fund, Inc.
   1. Small Cap Growth Stock Portfolio
   2. T. Rowe Price Small Cap Value Portfolio
   3. Aggressive Growth Stock Portfolio
   4. International Growth Portfolio
   5. Franklin Templeton International Equity Portfolio
   6. Index 400 Stock Portfolio
   7. Growth Stock Portfolio
   8. J.P. Morgan Select Growth and Income Stock Portfolio
   9. Capital Guardian Domestic Equity Portfolio
  10. Index 500 Stock Portfolio
  11. Asset Allocation Portfolio
  12. Balanced Portfolio
  13. High Yield Bond Portfolio
  14. Select Bond Portfolio
  15. Money Market Portfolio

Russell Insurance Funds
   1. Multi-Style Equity Fund
   2. Aggressive Equity Fund
   3. Non-U.S. Fund
   4. Real Estate Securities Fund
   5. Core Bond Fund

You may also invest all or part of your funds on a fixed basis (the Guaranteed Interest Fund).

5. EXPENSES The Contract has insurance and investment features, and there are costs related to them. For the Front Load Contract we deduct a sales load of 4.5% from your purchase payments. The percentage is lower when cumulative purchase payments exceed $100,000. For the Back Load Contract there is no sales load deducted from purchase payments but a withdrawal charge of 0% to 6% applies, depending on the length of time the money you withdraw has been in the Contract and the size of your Contract.

Each year we deduct a $30 Contract fee. Currently this fee is waived if the value of your Contract is $25,000 or more. You may move money among the 20 investment portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. We currently make no charge for these transfers.

We also deduct mortality and expense risk charges for the guarantees associated with your Contract. These charges are at the annual rate of 0.50% for the Front Load Contract. They begin at 1.25% for the Back Load Contract and are reduced to 0.50% for purchase payments that are no longer subject to withdrawal charges in Contracts with a value of $25,000 or more. We may increase the charges to a maximum rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract. We will not increase the charges for at least five years from the date of the prospectus.

If your Contract includes the enhanced death benefit which we offer at extra cost, we will deduct from your Contract value on each Contract anniversary a charge based on the amount of the enhanced death benefit in effect and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the benefit for issue age 45 or less, 0.20% for issue ages 46-55, and 0.40% for issue ages 56-65.

The portfolios also bear investment charges that range from an annual rate of 0.21% to 1.30% of the average daily value of the portfolio, depending on the investment portfolio you select. The following charts are designed to help you understand the charges for the Front Load and Back Load Contracts. The first three columns show the annual expenses as a percentage of assets including the insurance charges, the portfolio charges and the total charges. Portfolio expenses are based on 2001 expenses for the portfolios. Expenses for the portfolios reflect fee waivers and expense reimbursements. The last two columns show you examples of the charges, in dollars, you would pay. The examples reflect the impact of the asset based charges, any sales loads or withdrawals that would apply, and the $30 Contract fee calculated by dividing the annual Contract fees collected by the average assets of the sub-account. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money at the end of year one, and at the end of year ten. Both of these examples, for both Contracts, reflect aggregate charges on a cumulative basis to the end of the 1 or 10-year period.

For more detailed information, see the Expense Table which begins on page 3 of the attached prospectus for the Contracts.

Profile                                II

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LOGO]

                                    EXPENSES
--------------------------------------------------------------------------------

FRONT LOAD CONTRACT WITHOUT THE
ENHANCED DEATH BENEFIT                                 ANNUAL EXPENSES AS A PERCENTAGE OF ASSETS                  EXAMPLES:*
                                                     Total Annual         Total Annual                           Total Annual
                                                       Insurance           Portfolio      Total Annual        Charges At End of
                  Portfolio                            Charges*             Charges         Expenses         1 Year      10 Years
---------------------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock                         0.52% (0.50% + 0.02%)        0.60%           1.12%           $56          $191
  T. Rowe Price Small Cap Value                  0.52% (0.50% + 0.02%)        1.00%           1.52%           $60          $267
  Aggressive Growth Stock                        0.52% (0.50% + 0.02%)        0.52%           1.04%           $55          $182
  International Growth                           0.52% (0.50% + 0.02%)        1.10%           1.62%           $61          $257
  Franklin Templeton International Equity        0.52% (0.50% + 0.02%)        0.74%           1.26%           $57          $206
  Index 400 Stock                                0.52% (0.50% + 0.02%)        0.31%           0.83%           $53          $159
  Growth Stock                                   0.52% (0.50% + 0.02%)        0.43%           0.95%           $54          $172
  J.P. Morgan Select Growth and Income Stock     0.52% (0.50% + 0.02%)        0.58%           1.10%           $56          $188
  Capital Guardian Domestic Equity               0.52% (0.50% + 0.02%)        0.75%           1.27%           $57          $221
  Index 500 Stock                                0.52% (0.50% + 0.02%)        0.21%           0.73%           $52          $148
  Asset Allocation                               0.52% (0.50% + 0.02%)        0.75%           1.27%           $57          $223
  Balanced                                       0.52% (0.50% + 0.02%)        0.30%           0.82%           $53          $158
  High Yield Bond                                0.52% (0.50% + 0.02%)        0.53%           1.05%           $55          $183
  Select Bond                                    0.52% (0.50% + 0.02%)        0.30%           0.82%           $53          $158
  Money Market                                   0.52% (0.50% + 0.02%)        0.30%           0.82%           $53          $158
RUSSELL INSURANCE FUNDS
  Multi-Style Equity                             0.52% (0.50% + 0.02%)        0.92%           1.44%           $59          $231
  Aggressive Equity                              0.52% (0.50% + 0.02%)        1.25%           1.77%           $62          $271
  Non-U.S                                        0.52% (0.50% + 0.02%)        1.30%           1.82%           $63          $276
  Real Estate Securities                         0.52% (0.50% + 0.02%)        1.06%           1.58%           $60          $239
  Core Bond                                      0.52% (0.50% + 0.02%)        0.80%           1.32%           $58          $220

* TOTAL ANNUAL INSURANCE CHARGES INCLUDE THE INSURANCE CHARGES OF 0.50% PLUS 0.02% OF THE ASSETS TO REFLECT THE $30 CONTRACT FEE, BASED ON ACTUAL CONTRACT FEES COLLECTED DIVIDED BY AVERAGE ASSETS OF THE SUB-ACCOUNT. THE ACTUAL IMPACT OF THE CONTRACT FEE MAY BE GREATER OR LESS THAN 0.02%, DEPENDING UPON THE VALUE OF YOUR CONTRACT. WE MAY INCREASE THE INSURANCE CHARGES TO A MAXIMUM RATE OF 0.75%. WE WILL NOT INCREASE THE CHARGES FOR AT LEAST FIVE YEARS FROM THE DATE OF THE PROSPECTUS.

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A FRONT LOAD CONTRACT IS $10,000. THE NUMBERS ABOVE MUST BE MULTIPLIED BY 10 TO FIND THE EXPENSES FOR A FRONT LOAD CONTRACT OF MINIMUM SIZE.

                                       III                               Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LOGO]

                                    EXPENSES
--------------------------------------------------------------------------------

BACK LOAD CONTRACT WITHOUT THE
ENHANCED DEATH BENEFIT                                 ANNUAL EXPENSES AS A PERCENTAGE OF ASSETS                  EXAMPLES:*
                                                     Total Annual         Total Annual                           Total Annual
                                                       Insurance           Portfolio      Total Annual        Charges At End of
                  Portfolio                            Charges*             Charges         Expenses         1 Year      10 Years
---------------------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock                         1.40% (1.25% + 0.15%)        0.60%           2.00%           $80          $248
  T. Rowe Price Small Cap Value                  1.40% (1.25% + 0.15%)        1.00%           2.40%           $84          $320
  Aggressive Growth Stock                        1.40% (1.25% + 0.15%)        0.52%           1.92%           $80          $240
  International Growth                           1.40% (1.25% + 0.15%)        1.10%           2.50%           $85          $311
  Franklin Templeton International Equity        1.40% (1.25% + 0.15%)        0.74%           2.14%           $82          $262
  Index 400 Stock                                1.40% (1.25% + 0.15%)        0.31%           1.71%           $77          $218
  Growth Stock                                   1.40% (1.25% + 0.15%)        0.43%           1.83%           $79          $230
  J.P. Morgan Select Growth and Income Stock     1.40% (1.25% + 0.15%)        0.58%           1.98%           $80          $246
  Capital Guardian Domestic Equity               1.40% (1.25% + 0.15%)        0.75%           2.15%           $82          $277
  Index 500 Stock                                1.40% (1.25% + 0.15%)        0.21%           1.61%           $76          $207
  Asset Allocation                               1.40% (1.25% + 0.15%)        0.75%           2.15%           $82          $279
  Balanced                                       1.40% (1.25% + 0.15%)        0.30%           1.70%           $77          $216
  High Yield Bond                                1.40% (1.25% + 0.15%)        0.53%           1.93%           $80          $241
  Select Bond                                    1.40% (1.25% + 0.15%)        0.30%           1.70%           $77          $216
  Money Market                                   1.40% (1.25% + 0.15%)        0.30%           1.70%           $77          $216
RUSSELL INSURANCE FUNDS
  Multi-Style Equity                             1.40% (1.25% + 0.15%)        0.92%           2.32%           $84          $287
  Aggressive Equity                              1.40% (1.25% + 0.15%)        1.25%           2.65%           $87          $324
  Non-U.S                                        1.40% (1.25% + 0.15%)        1.30%           2.70%           $87          $329
  Real Estate Securities                         1.40% (1.25% + 0.15%)        1.06%           2.46%           $85          $294
  Core Bond                                      1.40% (1.25% + 0.15%)        0.80%           2.20%           $82          $276

* TOTAL ANNUAL INSURANCE CHARGES INCLUDE THE INSURANCE CHARGES OF 1.25% PLUS 0.15% OF THE ASSETS TO REFLECT THE $30 CONTRACT FEE, BASED ON ACTUAL CONTRACT FEES COLLECTED DIVIDED BY AVERAGE ASSETS OF THE SUB-ACCOUNT. THE ACTUAL IMPACT OF THE CONTRACT FEE MAY BE GREATER OR LESS THAN 0.15%, DEPENDING UPON THE VALUE OF YOUR CONTRACT. WE MAY INCREASE THE INSURANCE CHARGES TO A MAXIMUM RATE OF 1.50%. WE WILL NOT INCREASE THE CHARGES FOR AT LEAST FIVE YEARS FROM THE DATE OF THE PROSPECTUS.

Profile                                IV

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LOGO]

                                    EXPENSES
--------------------------------------------------------------------------------

FRONT LOAD CONTRACT WITH THE                       ANNUAL EXPENSES AS A PERCENTAGE OF ASSETS                      EXAMPLES:*
ENHANCED DEATH BENEFIT AT                        Total Annual             Total Annual                           Total Annual
MAXIMUM CHARGE (0.40%)                             Insurance               Portfolio      Total Annual        Charges At End of
              Portfolio                            Charges*                 Charges         Expenses         1 Year      10 Years
---------------------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock                 0.92% (0.50% + 0.02% + 0.40%)        0.60%           1.52%           $60         $ 238
  T. Rowe Price Small Cap Value          0.92% (0.50% + 0.02% + 0.40%)        1.00%           1.92%           $64         $ 312
  Aggressive Growth Stock                0.92% (0.50% + 0.02% + 0.40%)        0.52%           1.44%           $59         $ 229
  International Growth                   0.92% (0.50% + 0.02% + 0.40%)        1.10%           2.02%           $65         $ 303
  Franklin Templeton International
    Equity                               0.92% (0.50% + 0.02% + 0.40%)        0.74%           1.66%           $61         $ 252
  Index 400 Stock                        0.92% (0.50% + 0.02% + 0.40%)        0.31%           1.23%           $57         $ 207
  Growth Stock                           0.92% (0.50% + 0.02% + 0.40%)        0.43%           1.35%           $58         $ 220
  J.P. Morgan Select Growth and
    Income Stock                         0.92% (0.50% + 0.02% + 0.40%)        0.58%           1.50%           $60         $ 236
  Capital Guardian Domestic Equity       0.92% (0.50% + 0.02% + 0.40%)        0.75%           1.67%           $61         $ 268
  Index 500 Stock                        0.92% (0.50% + 0.02% + 0.40%)        0.21%           1.13%           $56         $ 196
  Asset Allocation                       0.92% (0.50% + 0.02% + 0.40%)        0.75%           1.67%           $61         $ 270
  Balanced                               0.92% (0.50% + 0.02% + 0.40%)        0.30%           1.22%           $57         $ 206
  High Yield Bond                        0.92% (0.50% + 0.02% + 0.40%)        0.53%           1.45%           $59         $ 230
  Select Bond                            0.92% (0.50% + 0.02% + 0.40%)        0.30%           1.22%           $57         $ 206
  Money Market                           0.92% (0.50% + 0.02% + 0.40%)        0.30%           1.22%           $57         $ 206
RUSSELL INSURANCE FUNDS
  Multi-Style Equity                     0.92% (0.50% + 0.02% + 0.40%)        0.92%           1.84%           $63         $ 278
  Aggressive Equity                      0.92% (0.50% + 0.02% + 0.40%)        1.25%           2.17%           $66         $ 316
  Non-U.S                                0.92% (0.50% + 0.02% + 0.40%)        1.30%           2.22%           $67         $ 321
  Real Estate Securities                 0.92% (0.50% + 0.02% + 0.40%)        1.06%           1.98%           $64         $ 285
  Core Bond                              0.92% (0.50% + 0.02% + 0.40%)        0.80%           1.72%           $62         $ 266

* TOTAL ANNUAL INSURANCE CHARGES INCLUDE THE INSURANCE CHARGES OF 0.90% PLUS 0.02% OF THE ASSETS TO REFLECT THE $30 CONTRACT FEE, BASED ON ACTUAL CONTRACT FEES COLLECTED DIVIDED BY AVERAGE ASSETS OF THE SUB-ACCOUNT. THE ACTUAL IMPACT OF THE CONTRACT FEE MAY BE GREATER OR LESS THAN 0.02%, DEPENDING UPON THE VALUE OF YOUR CONTRACT. WE MAY INCREASE THE MORTALITY AND EXPENSE RISK CHARGES FROM 0.50% TO A MAXIMUM RATE OF 0.75%. WE WILL NOT INCREASE THE CHARGES FOR AT LEAST FIVE YEARS FROM THE DATE OF THE PROSPECTUS. THE INSURANCE CHARGES INCLUDE 0.40% FOR THE ENHANCED DEATH BENEFIT AT THE MAXIMUM CHARGE FOR ISSUE AGES 56-65. THE CHARGE IS 0.10% FOR ISSUE AGES 45 OR LESS, AND 0.20% FOR ISSUE AGES 46-55.

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A FRONT LOAD CONTRACT IS $10,000. THE NUMBERS ABOVE MUST BE MULTIPLIED BY 10 TO FIND THE EXPENSES FOR A FRONT LOAD CONTRACT OF MINIMUM SIZE.

                                        V                                Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LOGO]

                                    EXPENSES
--------------------------------------------------------------------------------

BACK LOAD CONTRACT
WITH THE ENHANCED                                  ANNUAL EXPENSES AS A PERCENTAGE OF ASSETS                      EXAMPLES:*
DEATH BENEFIT AT                                 Total Annual             Total Annual                           Total Annual
MAXIMUM CHARGE (0.40%)                             Insurance               Portfolio      Total Annual        Charges At End of
              Portfolio                            Charges*                 Charges         Expenses         1 Year      10 Years
---------------------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock                 1.80% (1.25% + 0.15% + 0.40%)        0.60%           2.40%           $85          $295
  T. Rowe Price Small Cap Value          1.80% (1.25% + 0.15% + 0.40%)        1.00%           2.80%           $88          $366
  Aggressive Growth Stock                1.80% (1.25% + 0.15% + 0.40%)        0.52%           2.32%           $84          $287
  International Growth                   1.80% (1.25% + 0.15% + 0.40%)        1.10%           2.90%           $89          $357
  Franklin Templeton International
    Equity                               1.80% (1.25% + 0.15% + 0.40%)        0.74%           2.54%           $86          $309
  Index 400 Stock                        1.80% (1.25% + 0.15% + 0.40%)        0.31%           2.11%           $82          $265
  Growth Stock                           1.80% (1.25% + 0.15% + 0.40%)        0.43%           2.23%           $83          $278
  J.P. Morgan Select Growth and
    Income Stock                         1.80% (1.25% + 0.15% + 0.40%)        0.58%           2.38%           $84          $293
  Capital Guardian Domestic Equity       1.80% (1.25% + 0.15% + 0.40%)        0.75%           2.55%           $86          $324
  Index 500 Stock                        1.80% (1.25% + 0.15% + 0.40%)        0.21%           2.01%           $81          $255
  Asset Allocation                       1.80% (1.25% + 0.15% + 0.40%)        0.75%           2.55%           $86          $325
  Balanced                               1.80% (1.25% + 0.15% + 0.40%)        0.30%           2.10%           $81          $264
  High Yield Bond                        1.80% (1.25% + 0.15% + 0.40%)        0.53%           2.33%           $84          $288
  Select Bond                            1.80% (1.25% + 0.15% + 0.40%)        0.30%           2.10%           $81          $264
  Money Market                           1.80% (1.25% + 0.15% + 0.40%)        0.30%           2.10%           $81          $264
RUSSELL INSURANCE FUNDS
  Multi-Style Equity                     1.80% (1.25% + 0.15% + 0.40%)        0.92%           2.72%           $88          $333
  Aggressive Equity                      1.80% (1.25% + 0.15% + 0.40%)        1.25%           3.05%           $91          $369
  Non-U.S                                1.80% (1.25% + 0.15% + 0.40%)        1.30%           3.10%           $91          $374
  Real Estate Securities                 1.80% (1.25% + 0.15% + 0.40%)        1.06%           2.86%           $89          $340
  Core Bond                              1.80% (1.25% + 0.15% + 0.40%)        0.80%           2.60%           $86          $322

* TOTAL ANNUAL INSURANCE CHARGES INCLUDE THE INSURANCE CHARGES OF 1.65% PLUS 0.15% OF THE ASSETS TO REFLECT THE $30 CONTRACT FEE, BASED ON ACTUAL CONTRACT FEES COLLECTED DIVIDED BY AVERAGE ASSETS OF THE SUB-ACCOUNT. THE ACTUAL IMPACT OF THE CONTRACT FEE MAY BE GREATER OR LESS THAN 0.15%, DEPENDING UPON THE VALUE OF YOUR CONTRACT. WE MAY INCREASE THE MORTALITY AND EXPENSE RISK CHARGES FROM 1.25% TO A MAXIMUM RATE OF 1.50%. WE WILL NOT INCREASE THE CHARGES FOR AT LEAST FIVE YEARS FROM THE DATE OF THE PROSPECTUS. THE INSURANCE CHARGES INCLUDE 0.40% FOR THE ENHANCED DEATH BENEFIT AT THE MAXIMUM CHARGE FOR ISSUE AGES 56-65. THE CHARGE IS 0.10% FOR ISSUE AGES 45 OR LESS, AND 0.20% FOR ISSUE AGES 46-55.

6. TAXES The Contracts may be issued as an individual retirement annuity (IRA), simplified employee pension (SEP), SIMPLE IRA, Roth IRA, tax deferred annuity
(TDA), Section 457 deferred compensation plan, nontransferable annuity or nontax-qualified annuity. The Contracts will be subject to certain contribution limits and/or other requirements depending on their tax classification. With the exception of Roth IRAs and nontax-qualified annuities, purchase payments are excluded from income. In all cases, earnings on your Contract are not taxed as they accrue. If the Contract is purchased as an individual retirement annuity
(IRA), tax deferred annuity (TDA) or in other situations where purchase payments are excluded from income, the entire amount of monthly annuity payments, and any withdrawals, will generally be taxed as income. If the Contract is purchased as a ROTH IRA, certain distributions after 5 years will be tax-free. Finally, if the Contract is purchased as a nonqualified annuity, amounts withdrawn prior to the income phase will be taxed as income to the extent of earnings. During the income phase, monthly annuity payments will be considered partly a return of your investment which is not taxed and partly a distribution of earnings which is taxed as income. In all cases, a 10% federal penalty tax may apply if you make taxable withdrawals from the Contract before you reach age 59 1/2.
Profile                                VI

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LOGO]

7. ACCESS TO YOUR MONEY You may take money out of your Contract at any time before monthly annuity payments begin. For the Front Load Contract there is no charge for withdrawals. For the Back Load Contract there is a withdrawal charge of 6% or less, depending on how much money has been paid into the Contract and how long it has been held there. Each purchase payment has its own withdrawal charge period. When you make a withdrawal, we use the amounts that produce the lowest withdrawal charge. After the first year, 10% of the Contract value on the prior anniversary may be withdrawn without a withdrawal charge if the Contract value is at least $10,000. For both Front Load and Back Load Contracts, you may also have to pay income tax and a tax penalty on amounts you take out. Withdrawals are restricted for tax deferred annuities in some situations.

8. PERFORMANCE The value of your Contract will vary up or down reflecting the performance of the investment portfolios you select. The chart below shows total returns for each of the investment portfolios that was in operation, and used with the Account, during the years shown. These numbers, for the Front Load Contract and the Back Load Contract, reflect the asset-based charges for mortality and expense risks, the annual Contract fees and investment expenses for each portfolio. The numbers include the annual Contract fee in the amount of 0.02% for the Front Load Contract and 0.15% for the Back Load Contract. The numbers do not reflect deductions from purchase payments for the Front Load Contract or any withdrawal charge for the Back Load Contract. Those charges, if applied, would reduce the performance. Past performance does not guarantee future results.

                                  PERFORMANCE
--------------------------------------------------------------------------------

FRONT LOAD CONTRACT                                                            CALENDAR YEAR
              Portfolio                    2001      2000     1999     1998     1997     1996     1995     1994     1993     1992
---------------------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock                   -4.27      6.16       NA       NA       NA       NA       NA       NA       NA      NA
  T. Rowe Price Small Cap Value*            1.52        NA       NA       NA       NA       NA       NA       NA       NA      NA
  Aggressive Growth Stock                 -20.29      5.63    43.09     7.00    13.27    17.08    38.57     4.86    18.49    5.39
  International Growth*                    -9.61        NA       NA       NA       NA       NA       NA       NA       NA      NA
  Franklin Templeton International
    Equity                                -14.45     -1.30    22.26     4.27    11.70    20.38    13.98    -0.62       NA      NA
  Index 400 Stock                          -1.17     16.60       NA       NA       NA       NA       NA       NA       NA      NA
  Growth Stock                            -14.66     -2.99    21.86    26.04    29.18    20.28    30.15       NA       NA      NA
  J.P. Morgan Select Growth and Income
    Stock                                  -8.25     -7.45     6.92    22.50    29.37    19.34    30.44       NA       NA      NA
  Capital Guardian Domestic Equity*        -2.41        NA       NA       NA       NA       NA       NA       NA       NA      NA
  Index 500 Stock                         -12.34     -9.23    20.33    28.06    32.51    22.11    36.54     0.67     9.20    6.70
  Asset Allocation*                        -2.33        NA       NA       NA       NA       NA       NA       NA       NA      NA
  Balanced                                 -3.66      -.69    10.66    18.26    20.89    12.86    25.74    -0.53     9.01    4.77
  High Yield Bond                           4.48     -5.09    -0.97    -2.35    15.25    19.15    16.17       NA       NA      NA
  Select Bond                               9.79      9.64    -1.54     6.52     8.90     2.77    18.48    -3.34     9.76    6.43
  Money Market                              3.38      5.74     4.56     4.88     4.93     4.74     5.28     3.52     2.32    2.80
RUSSELL INSURANCE FUNDS
  Multi-Style Equity                      -14.65    -12.72       NA       NA       NA       NA       NA       NA       NA      NA
  Aggressive Equity                        -2.87     -1.18       NA       NA       NA       NA       NA       NA       NA      NA
  Non-U.S                                 -22.44    -14.88       NA       NA       NA       NA       NA       NA       NA      NA
  Real Estate Securities                    7.28     26.58       NA       NA       NA       NA       NA       NA       NA      NA
  Core Bond                                 6.85      9.43       NA       NA       NA       NA       NA       NA       NA      NA

* FROM COMMENCEMENT OF OPERATIONS ON JULY 31, 2001 THROUGH DECEMBER 31, 2001.

                                       VII                               Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LOGO]

                                  PERFORMANCE
--------------------------------------------------------------------------------

BACK LOAD CONTRACT                                                             CALENDAR YEAR
              Portfolio                    2001      2000     1999     1998     1997     1996     1995     1994     1993     1992
---------------------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock                   -5.11      5.23       NA       NA       NA       NA       NA       NA       NA      NA
  T. Rowe Price Small Cap Value*            1.07        NA       NA       NA       NA       NA       NA       NA       NA      NA
  Aggressive Growth Stock                 -20.99      4.71    41.79     6.06    12.28    16.05    37.37     3.95    17.46    4.47
  International Growth*                   -10.01        NA       NA       NA       NA       NA       NA       NA       NA      NA
  Franklin Templeton International
    Equity                                -15.20     -2.17    21.19     3.37    10.72    19.32    12.99    -1.48       NA      NA
  Index 400 Stock                          -2.04     15.59       NA       NA       NA       NA       NA       NA       NA      NA
  Growth Stock                            -15.41     -3.84    20.80    24.93    28.05    19.22    29.01       NA       NA      NA
  J.P. Morgan Select Growth and Income
    Stock                                  -9.06     -8.26     5.99    21.43    28.23    18.29    29.31       NA       NA      NA
  Capital Guardian Domestic Equity*        -2.85        NA       NA       NA       NA       NA       NA       NA       NA      NA
  Index 500 Stock                         -13.11    -10.02    19.23    26.94    31.35    21.03    35.35    -0.21     8.24    5.76
  Asset Allocation*                        -2.76        NA       NA       NA       NA       NA       NA       NA       NA      NA
  Balanced                                 -4.50     -1.55     9.66    17.23    19.83    11.87    24.64    -1.40     8.06    3.85
  High Yield Bond                           3.57     -5.92    -1.84    -3.21    14.24    18.10    15.16       NA       NA      NA
  Select Bond                               8.83      8.68    -2.40     5.58     7.94     1.87    17.45    -4.18     8.80    5.50
  Money Market                              2.47      4.82     3.64     3.96     4.01     3.81     4.36     2.62     1.42    1.90
RUSSELL INSURANCE FUNDS
  Multi-Style Equity                      -15.41    -13.48       NA       NA       NA       NA       NA       NA       NA      NA
  Aggressive Equity                        -3.73     -2.04       NA       NA       NA       NA       NA       NA       NA      NA
  Non-U.S.                                -23.12    -15.62       NA       NA       NA       NA       NA       NA       NA      NA
  Real Estate Securities                    6.33     25.47       NA       NA       NA       NA       NA       NA       NA      NA
  Core Bond                                 5.91      8.48       NA       NA       NA       NA       NA       NA       NA      NA

* FROM COMMENCEMENT OF OPERATIONS ON JULY 31, 2001 THROUGH DECEMBER 31, 2001.

9. DEATH BENEFIT If you die before age 75, and before monthly annuity payments begin, your beneficiary will receive a death benefit. The amount will be the value of your Contract or, if greater, the amount you have paid in. We offer an enhanced death benefit at extra cost. We increase the enhanced death benefit on each Contract anniversary, up to age 80, if the Contract value has increased.

The death benefit will be adjusted, of course, for any purchase payments or withdrawals you have made. The death benefit may be paid as a lump sum, or your beneficiary may select a monthly annuity payment plan, or the Contract may be continued in force with a contingent annuitant.

10. OTHER INFORMATION

FREE LOOK. If you return the Contract within ten days after you receive it (or whatever period is required in your state), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment.

AVOID PROBATE. In most cases, when you die, your beneficiary will receive the full death benefit of your Contract without going through probate.

AUTOMATIC DOLLAR-COST AVERAGING. With our Dollar-Cost Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Portfolio into the portfolio or portfolios you have chosen on a monthly or quarterly basis.

ELECTRONIC FUNDS TRANSFER (EFT). Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add to the portfolio(s) within your nontax-qualified Contract on a regular monthly basis through payments drawn directly on your checking account.

SYSTEMATIC WITHDRAWAL PLAN. You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem accumulation units
Profile                               VIII

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LOGO]

to generate monthly payments. Of course you may have to pay taxes on amounts you receive.

AUTOMATIC REQUIRED MINIMUM DISTRIBUTIONS. For IRAs, Simplified Employee Pension Plans, SIMPLE IRA Plans, 403(b) Plans and Nontransferable Annuities, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

SPECIAL WITHDRAWAL PRIVILEGE. You can withdraw 10% of the Contract's accumulation value without a surrender charge, if the Contract has at least a $10,000 balance, beginning on the first Contract anniversary.

TERMINAL ILLNESS BENEFIT. Withdrawal charges are waived if the primary Annuitant is terminally ill and has a life expectancy of 12 months or less.

NURSING HOME BENEFIT. Withdrawal charges are waived after the first Contract anniversary if the primary Annuitant's confinement is medically necessary for at least 90 consecutive days in a licensed nursing facility or hospital.

PORTFOLIO REBALANCING. To help you maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.

INTEREST SWEEPS. If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund to any combination of variable investment options. Interest earnings can be swept monthly, quarterly, semi-annually or annually.

NORTHWESTERN MUTUAL EXPRESS. 1-800-519-4665. Get up-to-date information about your nontax-qualified Contract at your convenience with your Contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

INTERNET. For information about Northwestern Mutual, visit us on our Website. Access fund performance information, forms for routine service and daily contract and unit values for Contracts you own with your User ID and password. Eligible Contract owners may also transfer invested assets among investment divisions and change the allocation of future contributions online. For enrollment information, please contact us at 1-888-455-2232.

www.northwesternmutual.com

THESE FEATURES MAY NOT BE AVAILABLE IN ALL STATES AND MAY NOT BE SUITABLE FOR YOUR PARTICULAR SITUATION.

11. INQUIRIES  If you need more information, please contact us at:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, 720 EAST WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202; 1-888-455-2232.

                                       IX                                Profile

PROSPECTUS

NML VARIABLE ANNUITY ACCOUNT B

This prospectus describes individual variable annuity contracts (the "Contracts") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual").

We offer the Contracts for use in these situations:

- Individual Retirement Annuities (IRAs), including traditional IRAs, Simplified Employee Pensions (SEPs) and SIMPLE IRAs.

- Roth IRAs.

- Tax-Deferred Annuities (TDAs).

- Section 457 deferred compensation plans.

- Non-transferable annuities issued in exchange for fixed-dollar annuities received or distributions of termination benefits from tax-qualified plans or trusts.

- Other situations that do not qualify for special tax treatment.

We use NML Variable Annuity Account B (the "Account") to keep the money you invest separate from our general assets. The money in the Account is invested in the fifteen portfolios of Northwestern Mutual Series Fund, Inc. and the five Russell Insurance Funds. You select the Portfolios or Funds in which you want to invest. Northwestern Mutual Series Fund, Inc.: Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth, Franklin Templeton International Equity, Index 400 Stock, Growth Stock, J.P. Morgan Select Growth and Income Stock, Capital Guardian Domestic Equity, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond, Select Bond, and Money Market. Russell Insurance Funds: Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities, Core Bond.

The Account has 20 Divisions that correspond to the 15 Portfolios and 5 Funds in which you may invest. The

Contracts also permit you to invest on a fixed basis, at rates that we determine. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions.

We offer two versions of the Contracts: Front Load Contracts and Back Load Contracts. See the Expense table on page 3 and the Deductions section, beginning on page 39.

This prospectus is a concise description of the information you should know before you buy a Contract. We have filed additional information about the Contracts with the Securities and Exchange Commission in a Statement of Additional Information. We incorporate the Statement of Additional Information into this prospectus by reference. We will send you the Statement of Additional Information without charge if you write to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, or call us at Telephone Number 1-888-455-2232. You will find the table of contents for the Statement of Additional Information following page 43 of this prospectus.

This prospectus is valid only when accompanied by the current prospectuses for Northwestern Mutual Series Fund, Inc. and Russell Insurance Funds which are attached to this prospectus. You should retain this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus and the Statement of Additional Information is April 30, 2002.

                                        1                             Prospectus

C ONTENTS FOR THIS PROSPECTUS

                                                       PAGE
                                                       ----
  PROSPECTUS.........................................    1
    NML Variable Annuity Account B...................    1
  INDEX OF SPECIAL TERMS.............................    3
  EXPENSE TABLE......................................    3
  ACCUMULATION UNIT VALUES...........................   10
  THE COMPANY........................................   24
  NML VARIABLE ANNUITY ACCOUNT B.....................   24
  THE FUNDS..........................................   25
  THE CONTRACTS......................................   27
    Purchase Payments Under the Contracts............   27
       Amount and Frequency..........................   27
       Application of Purchase Payments..............   27
    Net Investment Factor............................   28
    Benefits Provided Under the Contracts............   28
       Withdrawal Amount.............................   29
    Death Benefit....................................   29
       Maturity Benefit..............................   30
    Variable Payment Plans...........................   30
       Description of Payment Plans..................   30
       Amount of Annuity Payments....................   30
       Assumed Investment Rate.......................   31
    Additional Information...........................   31
       Transfers Between Divisions and Payment
         Plans.......................................   31
       Owners of the Contracts.......................   32
       Special Contract for Employers................   32
       Deferment of Benefit Payments.................   32
       Dividends.....................................   32
       Voting Rights.................................   32
       Substitution and Change.......................   33
       Fixed Annuity Payment Plans...................   33
       Performance Data..............................   33
       Financial Statements..........................   33
  THE GUARANTEED INTEREST FUND.......................   34
  FEDERAL INCOME TAXES...............................   35
    Qualified and Nontax-Qualified Plans.............   35
    Contribution Limitations and General Requirements
       Applicable to Contracts.......................   35

                                                       PAGE
                                                       ----
       Traditional IRA...............................   35
       SEP...........................................   35
       SIMPLE IRA....................................   36
       Roth IRA......................................   36
       Tax Deferred Annuity..........................   36
       Section 457 Plan..............................   36
       Nontransferable Annuity.......................   37
       Nontax-qualified Contract.....................   37
    Taxation of Contract Benefits....................   37
       IRAs, SEPs, SIMPLE IRAs, TDAs and Section 457
         Plans and Nontransferable Annuities.........   37
       Roth IRAs.....................................   37
       Nonqualified Contracts........................   38
       Premature Withdrawals.........................   38
       Minimum Distribution Requirements.............   38
       Mandatory Withholding.........................   39
    Taxation of Northwestern Mutual..................   39
    Other Considerations.............................   39
  DEDUCTIONS.........................................   39
       Sales Load....................................   39
    Mortality Rate and Expense Risk Charges..........   39
       Contract Fee..................................   40
    Withdrawal Charge................................   40
       Enhanced Death Benefit Charge.................   41
       Premium Taxes.................................   41
       Expenses for the Portfolios and Funds.........   42
       Contracts Issued Prior to March 31, 2000......   42
       Contracts Issued Prior to March 31, 1995......   42
       Contracts Issued Prior to December 17, 1981...   42
       Certain Nontax-Qualified Contracts............   42
       Dividends for Contracts Issued Prior to March
         31, 2000....................................   42
       Internal Annuity Exchange.....................   43
  DISTRIBUTION OF THE CONTRACTS......................   43

THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON THE
                   PAGE FOLLOWING PAGE 43 OF THIS PROSPECTUS.

Prospectus                              2

INDEX OF SPECIAL TERMS

The following special terms used in this prospectus are discussed at the pages indicated.

                       TERM                           PAGE
                       ----                           ----
Accumulation Unit.................................     28
Annuity (or Annuity Payments).....................     29
Net Investment Factor.............................     28
Payment Plans.....................................     30

                       TERM                           PAGE
                       ----                           ----
Annuitant.........................................     30
Maturity Date.....................................     30
Owner.............................................     32
Withdrawal Amount.................................     29

--------------------------------------------------------------------------------

EXPENSE TABLE
Front Load Contract

TRANSACTION EXPENSES FOR CONTRACTOWNERS
Maximum Sales Load (as a percentage of purchase
  payments).....................................     4.5%
Withdrawal Charge...............................     None
Maximum Transfer Charge
  (up to 12 transfers per year guaranteed free;
  all transfer charges currently waived)........    $  25
ANNUAL EXPENSES OF THE ACCOUNT
  (AS A PERCENTAGE OF ASSETS)
Current Mortality and Expense Risk Fees*........    0.50%
Maximum Mortality and Expense Risk Fees*........    0.75%
Other Expenses..................................     None
                                                    -----
Total Current Separate Account Annual
  Expenses*.....................................    0.50%
Total Maximum Separate Account Annual
  Expenses*.....................................    0.75%

ANNUAL CONTRACT FEE
$30; waived if the Contract Value equals or exceeds $25,000

ANNUAL CHARGE FOR OPTIONAL ENHANCED DEATH
  BENEFIT
Maximum Charge (as a percentage of the
  benefit)**....................................    0.40%

--------------------------------------------------------------------------------

Back Load Contract

TRANSACTION EXPENSES FOR CONTRACTOWNERS
Sales Load (as a percentage of purchase
  payments).....................................     None
Withdrawal Charge for Sales Expenses (as a
  percentage of amounts withdrawn)..............    0%-6%
Maximum Transfer Charge
  (up to 12 transfers per year guaranteed free;
  all transfer charges currently waived)........    $  25
ANNUAL EXPENSES OF THE ACCOUNT
  (AS A PERCENTAGE OF ASSETS)
Current Mortality and Expense Risk Fees*........    1.25%
Maximum Mortality and Expense Risk Fees*........    1.50%
Other Expenses..................................     None
                                                    -----
Total Current Separate Account Annual
  Expenses*.....................................    1.25%
Total Maximum Separate Account Annual
  Expenses*.....................................    1.50%

ANNUAL CONTRACT FEE
$30; waived if the Contract Value equals or exceeds $25,000

ANNUAL CHARGE FOR OPTIONAL ENHANCED
  DEATH BENEFIT
Maximum Charge (as a percentage of the
  benefit)**....................................    0.40%

 * We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk fees to a maximum annual rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract.

** The maximum charge is for issue age 56 and above. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55.

                                        3                             Prospectus

Annual Expenses of the Portfolios and Funds
(as a percentage of the assets)

                                                                                                  TOTAL ANNUAL EXPENSES
                                                                 MANAGEMENT FEES       OTHER         (AFTER EXPENSE
                                                                (AFTER FEE WAIVER)    EXPENSES       REIMBURSEMENT)
                                                                ------------------    --------    ---------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................          0.59%            0.01%              0.60%
  T. Rowe Price Small Cap Value*............................          0.85%            0.15%              1.00%
  Aggressive Growth Stock...................................          0.52%            0.00%              0.52%
  International Growth*.....................................          0.75%            0.35%              1.10%
  Franklin Templeton International Equity...................          0.66%            0.08%              0.74%
  Index 400 Stock...........................................          0.25%            0.06%              0.31%
  Growth Stock..............................................          0.42%            0.01%              0.43%
  J.P. Morgan Select Growth and Income Stock................          0.57%            0.01%              0.58%
  Capital Guardian Domestic Equity*.........................          0.65%            0.10%              0.75%
  Index 500 Stock...........................................          0.20%            0.01%              0.21%
  Asset Allocation*.........................................          0.60%            0.15%              0.75%
  Balanced..................................................          0.30%            0.00%              0.30%
  High Yield Bond...........................................          0.50%            0.03%              0.53%
  Select Bond...............................................          0.30%            0.00%              0.30%
  Money Market..............................................          0.30%            0.00%              0.30%

RUSSELL INSURANCE FUNDS**
  Multi-Style Equity........................................          0.71%            0.21%              0.92%
  Aggressive Equity.........................................          0.82%            0.43%              1.25%
  Non-U.S...................................................          0.81%            0.49%              1.30%
  Real Estate Securities....................................          0.84%            0.22%              1.06%
  Core Bond.................................................          0.52%            0.28%              0.80%

 * The advisor of these funds has voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Fund's total operating expenses exceed the amounts shown above under "Total Annual Expenses (After Expense Reimbursement)". The advisor has also agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed the amounts shown above under that heading. Absent the fee waiver and expense reimbursement, the management fees and total annual expenses would be 0.85% and 1.36% for the T. Rowe Price Small Cap Value Portfolio; 0.75% and 1.25% for the International Growth Portfolio; 0.65% and 0.90% for the Capital Guardian Domestic Equity Portfolio; 0.60% and 0.92% for the Asset Allocation Portfolio.

** For the Russell Insurance Funds (the "Fund"), the adviser has voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Fund's total operating expenses exceed the amounts shown above under "Total Annual Expenses (After Expense Reimbursement)". The adviser has also agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed the amounts shown above under that heading. Absent the fee waiver and expense reimbursement, the management fees and total annual expenses would be 0.78% and 0.99% for the Multi-Style Equity Fund; 0.95% and 1.38% for the Aggressive Equity Fund; 0.94% and 1.43% for the Non-U.S. Fund; 0.84% and 1.06% for the Real Estate Securities Fund; 0.60% and 0.88% for the Core Bond Fund.

Prospectus                              4

EXAMPLE

FRONT LOAD CONTRACT WITHOUT THE ENHANCED DEATH BENEFIT -- You would pay the following expenses on each $1,000 investment, assuming 5% annual return:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $56       $ 79       $104        $191
  T. Rowe Price Small Cap Value.............................     $60       $ 98       $139        $267
  Aggressive Growth Stock...................................     $55       $ 77       $100        $182
  International Growth......................................     $61       $ 97       $135        $257
  Franklin Templeton International Equity...................     $57       $ 83       $111        $206
  Index 400 Stock...........................................     $53       $ 70       $ 89        $159
  Growth Stock..............................................     $54       $ 74       $ 95        $172
  J.P. Morgan Select Growth and Income Stock................     $56       $ 78       $103        $188
  Capital Guardian Domestic Equity..........................     $57       $ 87       $118        $221
  Index 500 Stock...........................................     $52       $ 67       $ 84        $148
  Asset Allocation..........................................     $57       $ 87       $119        $223
  Balanced..................................................     $53       $ 70       $ 88        $158
  High Yield Bond...........................................     $55       $ 77       $100        $183
  Select Bond...............................................     $53       $ 70       $ 88        $158
  Money Market..............................................     $53       $ 70       $ 88        $158

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $59       $ 90       $123        $231
  Aggressive Equity.........................................     $62       $101       $142        $271
  Non-U.S...................................................     $63       $102       $144        $276
  Real Estate Securities....................................     $60       $ 93       $127        $239
  Core Bond.................................................     $58       $ 87       $117        $220

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A FRONT-LOAD CONTRACT IS $10,000. YOU MUST MULTIPLY THE NUMBERS ABOVE BY 10 TO FIND THE EXPENSES FOR A FRONT-LOAD CONTRACT OF MINIMUM SIZE.

                                        5                             Prospectus

EXAMPLE

BACK LOAD CONTRACT WITHOUT THE ENHANCED DEATH BENEFIT -- You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) surrender just prior to the end of each time period:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $80       $123       $148        $248
  T. Rowe Price Small Cap Value.............................     $84       $142       $183        $320
  Aggressive Growth Stock...................................     $80       $120       $144        $240
  International Growth......................................     $85       $141       $179        $311
  Franklin Templeton International Equity...................     $82       $127       $155        $262
  Index 400 Stock...........................................     $77       $114       $133        $218
  Growth Stock..............................................     $79       $118       $139        $230
  J.P. Morgan Select Growth and Income Stock................     $80       $122       $147        $246
  Capital Guardian Domestic Equity..........................     $82       $131       $162        $277
  Index 500 Stock...........................................     $76       $111       $128        $207
  Asset Allocation..........................................     $82       $131       $163        $279
  Balanced..................................................     $77       $114       $132        $216
  High Yield Bond...........................................     $80       $121       $144        $241
  Select Bond...............................................     $77       $114       $132        $216
  Money Market..............................................     $77       $114       $132        $216

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $84       $134       $167        $287
  Aggressive Equity.........................................     $87       $145       $186        $324
  Non-U.S...................................................     $87       $147       $188        $329
  Real Estate Securities....................................     $85       $137       $171        $294
  Core Bond.................................................     $82       $131       $161        $276

--------------------------------------------------------------------------------

You would pay the following expenses on the same $1,000 investment, assuming no surrender or annuitization:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $20       $ 63       $108        $248
  T. Rowe Price Small Cap Value.............................     $24       $ 82       $143        $320
  Aggressive Growth Stock...................................     $20       $ 60       $104        $240
  International Growth......................................     $25       $ 81       $139        $311
  Franklin Templeton International Equity...................     $22       $ 67       $115        $262
  Index 400 Stock...........................................     $17       $ 54       $ 93        $218
  Growth Stock..............................................     $19       $ 58       $ 99        $230
  J.P. Morgan Select Growth and Income Stock................     $20       $ 62       $107        $246
  Capital Guardian Domestic Equity..........................     $22       $ 71       $122        $277
  Index 500 Stock...........................................     $16       $ 51       $ 88        $207
  Asset Allocation..........................................     $22       $ 71       $123        $279
  Balanced..................................................     $17       $ 54       $ 92        $216
  High Yield Bond...........................................     $20       $ 61       $104        $241
  Select Bond...............................................     $17       $ 54       $ 92        $216
  Money Market..............................................     $17       $ 54       $ 92        $216

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $24       $ 74       $127        $287
  Aggressive Equity.........................................     $27       $ 85       $146        $324
  Non-U.S...................................................     $27       $ 87       $148        $329
  Real Estate Securities....................................     $25       $ 77       $131        $294
  Core Bond.................................................     $22       $ 71       $121        $276

Prospectus                              6

EXAMPLE

FRONT LOAD CONTRACT WITH THE ENHANCED DEATH BENEFIT -- You would pay the following expenses on each $1,000 investment, assuming (1) 5% annual return and
(2) election of the enhanced death benefit at maximum charge (issue ages 56-65):

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $60       $ 91       $125        $238
  T. Rowe Price Small Cap Value.............................     $64       $110       $160        $312
  Aggressive Growth Stock...................................     $59       $ 89       $121        $229
  International Growth......................................     $65       $109       $156        $303
  Franklin Templeton International Equity...................     $61       $ 96       $132        $252
  Index 400 Stock...........................................     $57       $ 83       $111        $207
  Growth Stock..............................................     $58       $ 86       $117        $220
  J.P. Morgan Select Growth and Income Stock................     $60       $ 91       $124        $236
  Capital Guardian Domestic Equity..........................     $61       $ 99       $139        $268
  Index 500 Stock...........................................     $56       $ 80       $105        $196
  Asset Allocation..........................................     $61       $ 99       $140        $270
  Balanced..................................................     $57       $ 82       $110        $206
  High Yield Bond...........................................     $59       $ 89       $122        $230
  Select Bond...............................................     $57       $ 82       $110        $206
  Money Market..............................................     $57       $ 82       $110        $206

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $63       $102       $144        $278
  Aggressive Equity.........................................     $66       $113       $163        $316
  Non-U.S...................................................     $67       $114       $165        $321
  Real Estate Securities....................................     $64       $105       $148        $285
  Core Bond.................................................     $62       $ 99       $139        $266

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A FRONT-LOAD CONTRACT IS $10,000. YOU MUST MULTIPLY THE NUMBERS ABOVE BY 10 TO FIND THE EXPENSES FOR A FRONT-LOAD CONTRACT OF MINIMUM SIZE.

                                        7                             Prospectus

EXAMPLE

BACK LOAD CONTRACT WITH THE ENHANCED DEATH BENEFIT -- You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) election of the enhanced death benefit at maximum charge (issue ages 56-65) and
(3) surrender just prior to the end of each time period:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $85       $136       $170        $295
  T. Rowe Price Small Cap Value.............................     $88       $155       $204        $366
  Aggressive Growth Stock...................................     $84       $133       $166        $287
  International Growth......................................     $89       $154       $201        $357
  Franklin Templeton International Equity...................     $86       $140       $177        $309
  Index 400 Stock...........................................     $82       $127       $155        $265
  Growth Stock..............................................     $83       $130       $161        $278
  J.P. Morgan Select Growth and Income Stock................     $84       $135       $169        $293
  Capital Guardian Domestic Equity..........................     $86       $143       $184        $324
  Index 500 Stock...........................................     $81       $124       $150        $255
  Asset Allocation..........................................     $86       $144       $184        $325
  Balanced..................................................     $81       $127       $155        $264
  High Yield Bond...........................................     $84       $134       $166        $288
  Select Bond...............................................     $81       $127       $155        $264
  Money Market..............................................     $81       $127       $155        $264

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $88       $147       $189        $333
  Aggressive Equity.........................................     $91       $158       $207        $369
  Non-U.S...................................................     $91       $159       $210        $374
  Real Estate Securities....................................     $89       $149       $193        $340
  Core Bond.................................................     $86       $143       $183        $322

--------------------------------------------------------------------------------
You would pay the following expenses on the same $1,000 investment, assuming (1) election of the enhanced death benefit at maximum charge (issue ages 56-65) and
(2) no surrender or annuitization:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $24       $ 76       $130        $295
  T. Rowe Price Small Cap Value.............................     $28       $ 95       $164        $366
  Aggressive Growth Stock...................................     $24       $ 73       $126        $287
  International Growth......................................     $29       $ 94       $161        $357
  Franklin Templeton International Equity...................     $26       $ 80       $137        $309
  Index 400 Stock...........................................     $22       $ 67       $115        $265
  Growth Stock..............................................     $23       $ 70       $121        $278
  J.P. Morgan Select Growth and Income Stock................     $24       $ 75       $129        $293
  Capital Guardian Domestic Equity..........................     $26       $ 83       $144        $324
  Index 500 Stock...........................................     $21       $ 64       $110        $255
  Asset Allocation..........................................     $26       $ 84       $144        $325
  Balanced..................................................     $21       $ 67       $115        $264
  High Yield Bond...........................................     $24       $ 74       $126        $288
  Select Bond...............................................     $21       $ 67       $115        $264
  Money Market..............................................     $21       $ 67       $115        $264

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $28       $ 87       $149        $333
  Aggressive Equity.........................................     $31       $ 98       $167        $369
  Non-U.S...................................................     $31       $ 99       $170        $374
  Real Estate Securities....................................     $29       $ 89       $153        $340
  Core Bond.................................................     $26       $ 83       $143        $322

Prospectus                              8

The purpose of the table above is to assist a Contract Owner in understanding the expenses paid by the Account and the Portfolios and Funds and borne by investors in the Contracts. The sales load for a Front Load Contract depends on the amount of cumulative purchase payments. For the Back Load Contract the mortality and expense risk charge and the withdrawal charge depend on the length of time funds have been held under the Contract and the amounts held. We guarantee the current mortality and expense risk charges for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk charges to a maximum annual rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract. The table shows the maximum current charges for both the mortality and expense risk charge and the withdrawal charge for the first five years. The expenses for the ten years shown in the table are the maximum expenses if we increase the mortality and expense risk charge after five years. We make no withdrawal charge upon annuitization if you select a variable payment plan, but we may make a withdrawal charge in some circumstances if you select a fixed payment plan. See "Withdrawal Charge", p.
40. The $30 annual Contract fee is reflected as .02% in the Front Load Contract and .15% in the Back Load Contract based on the annual contract fees collected divided by the average assets of the Division. The Contracts provide for charges for transfers between the Divisions of the Account and for premium taxes, but we are not currently making such charges. See "Transfers Between Divisions and Payment Plans", p. 31 and "Deductions", p. 39, for additional information about expenses for the Contracts. The expenses shown in the table for the Portfolios and Funds show the annual expenses for each, as a percentage of their average net assets, based on 2001 operations for the Portfolios and their predecessors and the Funds. Expenses for the T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity and Asset Allocation Portfolios and for each of the Russell Insurance Funds reflect fee waivers and expense reimbursements that the Portfolios' and Fund's advisers have voluntarily agreed to make for the year 2002. These may be changed in future years without notice. The expenses shown in the table reflect an assumption that the fee waivers and expense reimbursements will continue for the periods shown. Absent the fee waivers and expense reimbursements the expenses would be higher. See the disclosure on page 4.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contracts.

The tables on the following pages present the accumulation unit values for Contracts issued prior to the date of this prospectus. The Contracts issued prior to the date of this prospectus are different in certain material respects from Contracts offered currently. The values shown below for Back Load Contracts issued on or after December 17, 1981 and prior to March 31, 2000 are calculated on the same basis as those for the Class B Accumulation Units for the Back Load Contracts described in this prospectus.

                                        9                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 2000

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                 FOR THE       FOR THE NINE
                               YEAR ENDED      MONTHS ENDED
                              DEC. 31, 2001    DEC. 31, 2000
                              -------------    -------------
SMALL CAP GROWTH STOCK
  DIVISION
  Front Load Version
    Beginning of Period.....        $.904            $1.00
    End of Period...........        $.866            $.904
  Back Load Version
    Beginning of Period.....       $1.945           $2.163
    End of Period...........       $1.848           $1.945
  Number of Units
    Outstanding, End of
    Period
    Front Load..............   13,882,912        7,316,566
    Back Load...............    9,860,219        4,277,781
T. ROWE PRICE SMALL CAP
  VALUE DIVISION
  Front Load Version
    Beginning of Period++...       $1.000          --
    End of Period...........       $1.015          --
  Back Load Version
    Beginning of Period++...       $1.000          --
    End of Period...........       $1.012          --
  Number of Units
    Outstanding, End of
    Period
    Front Load..............      968,632          --
    Back Load...............    1,214,673          --
AGGRESSIVE GROWTH STOCK
  DIVISION
  Front Load Version
    Beginning of Period.....        $.902            $1.00
    End of Period...........        $.719            $.902
  Back Load Version
    Beginning of Period.....       $5.692           $6.346
    End of Period...........       $4.504           $5.692
  Number of Units
    Outstanding, End of
    Period
    Front Load..............   19,893,765       10,356,483
    Back Load...............    5,063,533        2,023,069
INTERNATIONAL GROWTH
  DIVISION
  Front Load Version
    Beginning of Period++...       $1.000          --
    End of Period...........        $.904          --
  Back Load Version
    Beginning of Period++...       $1.000          --
    End of Period...........        $.901          --
  Number of Units
    Outstanding, End of
    Period
    Front Load..............      501,875          --
    Back Load...............      601,797          --

                                 FOR THE       FOR THE NINE
                               YEAR ENDED      MONTHS ENDED
                              DEC. 31, 2001    DEC. 31, 2000
                              -------------    -------------
FRANKLIN TEMPLETON
  INTERNATIONAL EQUITY
  DIVISION
  Front Load Version
    Beginning of Period.....        $.996            $1.00
    End of Period...........        $.852            $.996
  Back Load Version
    Beginning of Period.....       $2.251           $2.274
    End of Period...........       $1.912           $2.251
  Number of Units
    Outstanding, End of
    Period
    Front Load..............   13,406,091        5,686,115
    Back Load...............    6,860,629        2,537,947
INDEX 400 STOCK DIVISION
  Front Load Version
    Beginning of Period.....       $1.036            $1.00
    End of Period...........       $1.024           $1.036
  Back Load Version
    Beginning of Period.....       $1.295           $1.258
    End of Period...........       $1.271           $1.295
  Number of Units
    Outstanding, End of
    Period
    Front Load..............   11,324,256        4,843,932
    Back Load...............   13,127,356        4,692,710
GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period.....        $.917            $1.00
    End of Period...........        $.783            $.917
  Back Load Version
    Beginning of Period.....       $2.902           $3.182
    End of Period...........       $2.458           $2.902
  Number of Units
    Outstanding, End of
    Period
    Front Load..............   17,374,417        8,814,919
    Back Load...............    8,560,047        3,640,112
J.P. MORGAN SELECT GROWTH
  AND INCOME STOCK DIVISION
  Front Load Version
    Beginning of Period.....        $.887            $1.00
    End of Period...........        $.814            $.887
  Back Load Version
    Beginning of Period.....       $2.323           $2.633
    End of Period...........       $2.116           $2.323
  Number of Units
    Outstanding, End of
    Period
    Front Load..............   10,591,635        3,882,580
    Back Load...............    5,243,396        1,644,497

++ The initial investments in the T. Rowe Price Small Cap Value Division and the
   International Growth Division were made on July 31, 2001.

Prospectus                             10

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 2000 (continued)
NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                 FOR THE       FOR THE NINE
                               YEAR ENDED      MONTHS ENDED
                              DEC. 31, 2001    DEC. 31, 2000
                              -------------    -------------
CAPITAL GUARDIAN DOMESTIC
  EQUITY DIVISION
  Front Load Version
    Beginning of Period++...       $1.000          --
    End of Period...........        $.976          --
  Back Load Version
    Beginning of Period++...       $1.000          --
    End of Period...........        $.973          --
  Number of Units
    Outstanding, End of
    Period
    Front Load..............    1,363,585          --
    Back Load...............    1,485,693          --

INDEX 500 STOCK DIVISION
  Front Load Version
    Beginning of Period.....        $.888           $1.000
    End of Period...........        $.779            $.888
  Back Load Version
    Beginning of Period.....       $4.432           $5.017
    End of Period...........       $3.857           $4.432
  Number of Units
    Outstanding, End of
    Period
    Front Load..............   29,925,056       15,753,049
    Back Load...............    8,434,994        3,225,796

ASSET ALLOCATION DIVISION
  Front Load Version
    Beginning of Period++...       $1.000          --
    End of Period...........        $.977          --
  Back Load Version
    Beginning of Period++...       $1.000          --
    End of Period...........        $.974          --
  Number of Units
    Outstanding, End of
    Period
    Front Load..............    1,018,582          --
    Back Load...............    1,830,932          --

BALANCED DIVISION
  Front Load Version
    Beginning of Period.....        $.973            $1.00
    End of Period...........        $.938            $.973
  Back Load Version
    Beginning of Period.....       $7.368           $7.614
    End of Period...........       $7.047           $7.368
  Number of Units
    Outstanding, End of
    Period
    Front Load..............   47,954,594       17,720,378
    Back Load...............    8,427,354        2,559,744

                                 FOR THE       FOR THE NINE
                               YEAR ENDED      MONTHS ENDED
                              DEC. 31, 2001    DEC. 31, 2000
                              -------------    -------------

HIGH YIELD BOND DIVISION
  Front Load Version
    Beginning of Period.....        $.963            $1.00
    End of Period...........       $1.007            $.963
  Back Load Version
    Beginning of Period.....       $1.432           $1.495
    End of Period...........       $1.485           $1.432
  Number of Units
    Outstanding, End of
    Period
    Front Load..............    4,078,758        1,352,168
    Back Load...............    2,772,630          680,911

SELECT BOND DIVISION
  Front Load Version
    Beginning of Period.....       $1.079            $1.00
    End of Period...........       $1.185           $1.079
  Back Load Version
    Beginning of Period.....       $7.615           $7.098
    End of Period...........       $8.300           $7.615
  Number of Units
    Outstanding, End of
    Period
    Front Load..............   13,120,975        3,378,026
    Back Load...............    2,097,513          267,017

MONEY MARKET DIVISION
  Front Load Version
    Beginning of Period.....       $1.044           $1.000
    End of Period...........       $1.080           $1.044
  Back Load Version
    Beginning of Period.....       $2.655           $2.556
    End of Period...........       $2.724           $2.655
  Number of Units
    Outstanding, End of
    Period
    Front Load..............   21,133,363       10,538,786
    Back Load...............    9,317,527        2,855,056

++ The initial investment in the Capital Guardian Domestic Equity Division and the Asset Allocation Division were made on July 31, 2001.

                                                                      Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 2000 (continued)

RUSSELL INSURANCE FUNDS

                                  FOR THE      FOR THE NINE
                                YEAR ENDED     MONTHS ENDED
                               DEC. 31, 2001   DEC. 31, 2000
                               -------------   -------------
MULTI-STYLE EQUITY DIVISION
  Front Load Version
    Beginning of Period......        $.880           $1.00
    End of Period............        $.751           $.880
  Back Load Version
    Beginning of Period......        $.925          $1.056
    End of Period............        $.783           $.925
  Number of Units
    Outstanding, End of
    Period
    Front Load...............    9,523,304       3,416,461
    Back Load................    9,084,152       3,280,473

AGGRESSIVE EQUITY DIVISION
  Front Load Version
    Beginning of Period......        $.930           $1.00
    End of Period............        $.904           $.930
  Back Load Version
    Beginning of Period......       $1.079          $1.166
    End of Period............       $1.040          $1.079
  Number of Units
    Outstanding, End of
    Period
    Front Load...............    3,416,050       1,645,007
    Back Load................    2,555,549         962,707

NON-U.S. DIVISION
  Front Load Version
    Beginning of Period......        $.851           $1.00
    End of Period............        $.660           $.851
  Back Load Version
    Beginning of Period......       $1.050          $1.242
    End of Period............        $.809          $1.050
  Number of Units
    Outstanding, End of
    Period
    Front Load...............    6,652,947       3,081,050
    Back Load................    4,872,145       2,125,848

                                  FOR THE      FOR THE NINE
                                YEAR ENDED     MONTHS ENDED
                               DEC. 31, 2001   DEC. 31, 2000
                               -------------   -------------

REAL ESTATE SECURITIES
  DIVISION
  Front Load Version
    Beginning of Period......       $1.241           $1.00
    End of Period............       $1.331          $1.241
  Back Load Version
    Beginning of Period......       $1.156           $.937
    End of Period............       $1.231          $1.156
  Number of Units
    Outstanding, End of
    Period
    Front Load...............    3,359,466         970,869
    Back Load................    4,572,402         889,866

CORE BOND DIVISION
  Front Load Version
    Beginning of Period......       $1.075           $1.00
    End of Period............       $1.149          $1.075
  Back Load Version
    Beginning of Period......       $1.068           $.999
    End of Period............       $1.133          $1.068
  Number of Units
    Outstanding, End of
    Period
    Front Load...............    4,757,256       1,207,021
    Back Load................    4,018,947       1,018,885

Prospectus                             12

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                        FOR THE YEARS ENDED DECEMBER 31                             FOR THE NINE
                               ---------------------------------------------------------------------------------    MONTHS ENDED
                                  2001          2000          1999           1998          1997          1996       DEC. 31, 1995
                                  ----          ----          ----           ----          ----          ----       -------------
SMALL CAP GROWTH STOCK
  DIVISION
  Front Load Version
    Beginning of Period*.....      $1.973        $1.856         $1.000        --            --            --            --
    End of Period............      $1.891        $1.973         $1.856        --            --            --            --
  Back Load Version
    Beginning of Period*.....      $1.945        $1.846         $1.000        --            --            --            --
    End of Period............      $1,848        $1.945         $1.846        --            --            --            --
  Number of Units
    Outstanding,
    End of Period
    Front Load...............  15,922,457    16,125,306      5,929,217        --            --            --            --
    Back Load................  26,051,895    24,929,903      6,829,130        --            --            --            --
T. ROWE PRICE SMALL CAP VALUE
  DIVISION
  Front Load Version
    Beginning of Period++....      $1.000        --            --             --            --            --            --
    End of Period............      $1.016        --            --             --            --            --            --
  Back Load Version
    Beginning of Period++....      $1.000        --            --             --            --            --            --
    End of Period............      $1.012        --            --             --            --            --            --
  Number of Units
    Outstanding,
    End of Period
    Front Load...............   1,493,941        --            --             --            --            --            --
    Back Load................   2,002,419        --            --             --            --            --            --
AGGRESSIVE GROWTH STOCK
  DIVISION
  Front Load Version
    Beginning of Period......      $2.815        $2.662         $1.859        $1.735        $1.530        $1.305         $1.000
    End of Period............      $2.247        $2.815         $2.662        $1.859        $1.735        $1.530         $1.305
  Back Load Version
    Beginning of Period......      $5.692        $5.428         $3.808        $3.585        $3.188        $2.743         $2.115
    End of Period............      $4.504        $5.692         $5.428        $3.808        $3.585        $3.188         $2.743
  Number of Units
    Outstanding,
    End of Period
    Front Load...............  39,698,939    43,573,219     38,181,332    38,301,039    30,869,455    19,593,516      5,338,263
    Back Load................  54,333,105    55,934,656     50,370,063    50,240,828    42,824,318    29,722,778      8,294,210
INTERNATIONAL GROWTH DIVISION
  Front Load Version
    Beginning of Period++....      $1.000        --            --             --            --            --            --
    End of Period............       $.904        --            --             --            --            --            --
  Back Load Version
    Beginning of Period++....      $1.000        --            --             --            --            --            --
    End of Period............       $.901        --            --             --            --            --            --
  Number of Units
    Outstanding,
    End of Period
    Front Load...............     893,244        --            --             --            --            --            --
    Back Load................     477,797        --            --             --            --            --            --


 * The initial investment in the Small Cap Growth Stock Division was made on April 30, 1999.
 ++ The initial investments in the T. Rowe Price Small Cap Value Division and the International Growth Division were made on July 31, 2001.


                                                                      Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)
NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                                        FOR THE YEARS ENDED DECEMBER 31                             FOR THE NINE
                               ---------------------------------------------------------------------------------    MONTHS ENDED
                                  2001          2000          1999           1998          1997          1996       DEC. 31, 1995
                                  ----          ----          ----           ----          ----          ----       -------------
FRANKLIN TEMPLETON
  INTERNATIONAL EQUITY
  DIVISION
  Front Load Version
    Beginning of Period......      $1.941        $1.964         $1.605        $1.537        $1.374        $1.140         $1.000
    End of Period............      $1.663        $1.941         $1.964        $1.605        $1.537        $1.374         $1.140
  Back Load Version
    Beginning of Period......      $2.251        $2.298         $1.893        $1.829        $1.649        $1.380         $1.218
    End of Period............      $1.912        $2.251         $2.298        $1.893        $1.829        $1.649         $1.380
  Number of Units
    Outstanding,
    End of Period
    Front Load...............  43,786,596    36,295,316     32,350,775    30,705,368    24,895,817    12,485,204      2,784,309
    Back Load................  63,464,527    65,229,652     59,168,433    58,015,141    49,418,651    27,579,179      7,214,357
INDEX 400 STOCK DIVISION
  Front Load Version
    Beginning of Period*.....      $1.314        $1.125         $1.000        --            --            --            --
    End of Period............      $1.300        $1.314         $1.125        --            --            --            --
  Back Load Version
    Beginning of Period*.....      $1.295        $1.119         $1.000        --            --            --            --
    End of Period............      $1.271        $1.295         $1.119        --            --            --            --
  Number of Units
    Outstanding,
    End of Period
    Front Load...............  16,641,763    14,867,219      6,253,334        --            --            --            --
    Back Load................  27,948,785    22,152,604      7,576,930        --            --                          --
GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period......      $2.815        $2.898         $2.375        $1.883        $1.456        $1.209         $1.000
    End of Period............      $2.405        $2.815         $2.898        $2.375        $1.883        $1.456         $1.209
  Back Load Version
    Beginning of Period......      $2.902        $3.013         $2.491        $1.991        $1.552        $1.300         $1.082
    End of Period............      $2.458        $2.902         $3.013        $2.491        $1.991        $1.552         $1.300
  Number of Units
    Outstanding,
    End of Period
    Front Load...............  30,387,726    33,453,807     29,613,096    20,435,890    12,915,731     6,777,198      1,715,092
    Back Load................  63,541,355    65,153,124     58,030,851    43,931,364    30,083,122    17,808,617      3,952,191
J.P. MORGAN SELECT GROWTH AND
  INCOME STOCK DIVISION
  Front Load Version
    Beginning of Period......      $2.253        $2.431         $2.271        $1.852        $1.430        $1.197         $1.000
    End of Period............      $2.069        $2.253         $2.431        $2.271        $1.852        $1.430         $1.197
  Back Load Version
    Beginning of Period......      $2.323        $2.528         $2.382        $1.959        $1.525        $1.287         $1.083
    End of Period............      $2.116        $2.323         $2.528        $2.382        $1.959        $1.525         $1.287
  Number of Units
    Outstanding,
    End of Period
    Front Load...............  29,263,116    32,089,215     34,268,909    28,665,538    19,189,183     9,882,138      3,530,232
    Back Load................  65,286,277    67,399,622     69,825,444    60,018,961    43,671,623    24,818,409      7,514,293

 *  The initial investment in the Index 400 Stock Division was made on April 30, 1999.

Prospectus                             14

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)
NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                                        FOR THE YEARS ENDED DECEMBER 31                             FOR THE NINE
                               ---------------------------------------------------------------------------------    MONTHS ENDED
                                  2001          2000          1999           1998          1997          1996       DEC. 31, 1995
                                  ----          ----          ----           ----          ----          ----       -------------
CAPITAL GUARDIAN DOMESTIC
  EQUITY DIVISION
  Front Load Version
    Beginning of Period++....      $1.000        --            --             --            --            --            --
    End of Period............       $.976        --            --             --            --            --            --
  Back Load Version
    Beginning of Period++....      $1.000        --            --             --            --            --            --
    End of Period............       $.973        --            --             --            --            --            --
  Number of Units
    Outstanding,
    End of Period
    Front Load...............   1,938,379        --            --             --            --            --            --
    Back Load................   2,435,683        --            --             --            --            --            --
INDEX 500 STOCK DIVISION
  Front Load Version
    Beginning of Period......      $2.843        $3.128         $2.597        $2.026        $1.527        $1.249         $1.000
    End of Period............      $2.495        $2.843         $3.128        $2.597        $2.026        $1.527         $1.249
  Back Load Version
    Beginning of Period......      $4.432        $4.919         $4.037        $3.175        $2.414        $1.991         $1.604
    End of Period............      $3.857        $4.432         $4.919        $4.037        $3.175        $2.414         $1.991
  Number of Units
    Outstanding,
    End of Period
    Front Load...............  59,351,073    65,635,496     64,985,029    49,367,899    32,584,892    17,301,664        278,235
    Back Load................  93,733,031    97,164,361     93,536,733    74,933,584    53,900,586    31,553,915        471,752
ASSET ALLOCATION DIVISION
  Front Load Version
    Beginning of Period++....      $1.000        --            --             --            --            --            --
    End of Period............       $.977        --            --             --            --            --            --
  Back Load Version
    Beginning of Period++....      $1.000        --            --             --            --            --            --
    End of Period............       $.974        --            --             --            --            --            --
  Number of Units
    Outstanding,
    End of Period
    Front Load...............   2,155,852        --            --             --            --            --            --
    Back Load................   2,594,700        --            --             --            --            --            --
BALANCED DIVISION
  Front Load Version
    Beginning of Period......      $2.106        $2.118         $1.912        $1.615        $1.334        $1.181         $1.000
    End of Period............      $2.031        $2.106         $2.118        $1.912        $1.615        $1.334         $1.181
  Back Load Version
    Beginning of Period......      $7.368        $7.473         $6.771        $5.768        $4.806        $4.290         $3.655
    End of Period............      $7.047        $7.368         $7.473        $6.771        $5.768        $4.806         $4.290
  Number of Units
    Outstanding,
    End of Period
    Front Load...............  88,804,688    97,628,015    102,078,367    72,292,495    43,288,762    24,916,332        164,302
    Back Load................  57,631,400    60,156,780     60,554,119    50,001,293    37,392,725    24,088,931        372,457

++ The initial investments in the Capital Guardian Domestic Equity Division and the Asset Allocation Division were made on July 31, 2001.


                                                                      Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)
NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                                        FOR THE YEARS ENDED DECEMBER 31                             FOR THE NINE
                               ---------------------------------------------------------------------------------    MONTHS ENDED
                                  2001          2000          1999           1998          1997          1996       DEC. 31, 1995
                                  ----          ----          ----           ----          ----          ----       -------------
HIGH YIELD BOND DIVISION
  Front Load Version
    Beginning of Period......      $1.409        $1.483         $1.496        $1.530        $1.326        $1.112         $1.000
    End of Period............      $1.474        $1.409         $1.483        $1.496        $1.530        $1.326         $1.112
  Back Load Version
    Beginning of Period......      $1.432        $1.520         $1.546        $1.595        $1.394        $1.178         $1.067
    End of Period............      $1.485        $1.432         $1.520        $1.546        $1.595        $1.394         $1.178
  Number of Units
    Outstanding,
    End of Period
    Front Load...............  15,351,843    15,642,373     17,635,247    19,796,158    11,305,194     4,518,513      1,418,382
    Back Load................  27,704,458    28,261,950     31,364,004    34,432,479    22,019,285    10,288,680      2,700,647
SELECT BOND DIVISION
  Front Load Version
    Beginning of Period......      $1.461        $1.331         $1.350        $1.266        $1.161        $1.129         $1.000
    End of Period............      $1.606        $1.461         $1.331        $1.350        $1.266        $1.161         $1.129
  Back Load Version
    Beginning of Period......      $7.615        $6.996         $7.088        $6.703        $6.201        $6.078         $5.419
    End of Period............      $8.300        $7.615         $6.996        $7.088        $6.703        $6.201         $6.078
  Number of Units
    Outstanding,
    End of Period
    Front Load...............  31,704,805    28,492,696     29,869,748    22,093,895    12,652,127     6,391,221         26,732
    Back Load................  10,113,548     8,458,657      8,674,455     8,005,277     5,418,476     3,653,656         50,828
MONEY MARKET DIVISION
  Front Load Version
    Beginning of Period......      $1.333        $1.259         $1.203        $1.146        $1.091        $1.040         $1.000
    End of Period............      $1.380        $1.333         $1.259        $1.203        $1.146        $1.091         $1.040
  Back Load Version
    Beginning of Period......      $2.655        $2.529         $2.431        $2.335        $2.241        $2.156         $2.086
    End of Period............      $2.724        $2.655         $2.529        $2.431        $2.335        $2.241         $2.156
  Number of Units
    Outstanding,
    End of Period
    Front Load...............  38,574,176    58,572,481     57,765,350    27,165,662    16,238,723    11,210,749        327,441
    Back Load................  25,637,013    20,230,487     30,818,748    22,512,853    14,615,063    12,209,698        379,473

Prospectus                             16

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

RUSSELL INSURANCE FUNDS

                         FOR THE YEARS ENDED
                             DECEMBER 31         FOR THE EIGHT
                       -----------------------   MONTHS ENDED
                          2001         2000      DEC. 31, 1999
                          ----         ----      -------------
MULTI-STYLE EQUITY
  DIVISION
  Front Load Version
    Beginning of
      Period#........       $.938       $1.073        $1.000
    End of Period....       $.801        $.938        $1.073
  Back Load Version
    Beginning of
      Period#........       $.925       $1.067        $1.000
    End of Period....       $.783        $.925        $1.067
  Number of Units
    Outstanding, End
    of Period
    Front Load.......  23,334,172   25,693,117    14,702,392
    Back Load........  26,373,061   24,591,986    15,268,513

AGGRESSIVE EQUITY
  DIVISION
  Front Load Version
    Beginning of
      Period#........      $1.094       $1.106        $1.000
    End of Period....      $1.064       $1.094        $1.106
  Back Load Version
    Beginning of
      Period#........      $1.079       $1.100        $1.000
    End of Period....      $1.040       $1.079        $1.100
  Number of Units
    Outstanding, End
    of Period
    Front Load.......   7,916,330    8,881,058     4,174,119
    Back Load........   8,918,984    8,228,003     4,192,812

NON-U.S. DIVISION
  Front Load Version
    Beginning of
      Period#........      $1.065       $1.250        $1.000
    End of Period....       $.827       $1.065        $1.250
  Back Load Version
    Beginning of
      Period#........      $1.050       $1.243        $1.000
    End of Period....       $.809       $1.050        $1.243
  Number of Units
    Outstanding, End
    of Period
    Front Load.......  12,452,057   13,438,754     5,811,225
    Back Load........  12,691,490   11,778,072     4,937,116

                         FOR THE YEARS ENDED
                             DECEMBER 31         FOR THE EIGHT
                       -----------------------   MONTHS ENDED
                          2001         2000      DEC. 31, 1999
                          ----         ----      -------------

REAL ESTATE SECURITIES DIVISION
  Front Load Version
    Beginning of
      Period#........      $1.172        $.925        $1.000
    End of Period....      $1.259       $1.172         $.925
  Back Load Version
    Beginning of
      Period#........      $1.156        $.920        $1.000
    End of Period....      $1.231       $1.156         $.920
  Number of Units
    Outstanding, End
    of Period
    Front Load.......   6,200,817    5,029,444     2,828,333
    Back Load........   7,836,969    4,955,290     2,072,707

CORE BOND DIVISION
  Front Load Version
    Beginning of
      Period#........      $1.083        $.989        $1.000
    End of Period....      $1.159       $1.083         $.989
  Back Load Version
    Beginning of
      Period#........      $1.068        $.983        $1.000
    End of Period....      $1.133       $1.068         $.983
  Number of Units
    Outstanding, End
    of Period
    Front Load.......  10,026,718    9,765,167     5,501,177
    Back Load........   8,767,348    6,769,585     4,595,473

# The initial investment was made on April 30, 1999.

                                                                      Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued After December 16, 1981 and Prior to March 31, 1995

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                       FOR THE YEARS ENDED DECEMBER 31
                       -----------------------------------------------------------------------------------------------
                          2001          2000          1999          1998          1997          1996          1995
                          ----          ----          ----          ----          ----          ----          ----
SMALL CAP GROWTH
  STOCK DIVISION
    Beginning of
      Period*........       $1.945        $1.846        $1.000       --            --            --            --
    End of Period....       $1.848        $1.945        $1.846       --            --            --            --
  Number of Units
    Outstanding, End
    of Period........   33,098,672    34,272,180    13,315,327       --            --            --            --
T. ROWE PRICE SMALL
  CAP VALUE DIVISION
    Beginning of
      Period++.......       $1.000       --            --            --            --            --            --
    End of Period....       $1.012       --            --            --            --            --            --
  Number of Units
    Outstanding, End
    of Period........    2,822,064       --            --            --            --            --            --
AGGRESSIVE GROWTH
  STOCK DIVISION
    Beginning of
      Period.........       $5.692        $5.428        $3.822        $3.598        $3.200        $2.753        $2.001
    End of Period....       $4.504        $5.692        $5.428        $3.822        $3.598        $3.200        $2.753
  Number of Units
    Outstanding, End
    of Period........  109,859,708   118,817,594   118,954,187   142,251,000   157,775,380   162,837,073   147,960,662
INTERNATIONAL GROWTH
  DIVISION
    Beginning of
      Period++.......       $1.000       --            --            --            --            --            --
    End of Period....        $.901       --            --            --            --            --            --
  Number of Units
    Outstanding, End
    of Period........      562,207       --            --            --            --            --            --
FRANKLIN TEMPLETON
  INTERNATIONAL
  EQUITY DIVISION
    Beginning of
      Period+........       $2.251        $2.298        $1.893        $1.829        $1.649        $1.380        $1.220
    End of Period....       $1.912        $2.251        $2.298        $1.893        $1.829        $1.649        $1.380
  Number of Units
    Outstanding, End
    of Period........  125,486,737   136,785,885   143,590,615   169,478,000   194,160,450   190,864,716   179,261,185
INDEX 400 STOCK
  DIVISION
    Beginning of
      Period*........       $1.295        $1.119        $1.000       --            --            --            --
    End of Period....       $1.271        $1.295        $1.119       --            --            --            --
  Number of Units
    Outstanding, End
    of Period........   33,195,315    26,409,862     7,869,853       --            --            --            --

 *  The initial investments in the Small Cap Growth Stock Division and the Index 400 Stock Division were made on April
    30, 1999.
++  The initial investments in the T. Rowe Price Small Cap Value Division and the International Growth Division were made on July 31, 2001.
 +  The initial investment in the Franklin Templeton International Equity Division was made on April 30, 1993.

                           FOR THE YEARS ENDED DECEMBER 31
                       ---------------------------------------
                          1994          1993          1992
                          ----          ----          ----
SMALL CAP GROWTH
  STOCK DIVISION
    Beginning of
      Period*........      --            --            --
    End of Period....      --            --            --
  Number of Units
    Outstanding, End
    of Period........      --            --            --
T. ROWE PRICE SMALL
  CAP VALUE DIVISION
    Beginning of
      Period++.......      --            --            --
    End of Period....      --            --            --
  Number of Units
    Outstanding, End
    of Period........      --            --            --
AGGRESSIVE GROWTH
  STOCK DIVISION
    Beginning of
      Period.........       $1.922        $1.634        $1.562
    End of Period....       $2.001        $1.922        $1.634
  Number of Units
    Outstanding, End
    of Period........  123,249,312    77,246,018    53,918,035
INTERNATIONAL GROWTH
  DIVISION
    Beginning of
      Period++.......      --            --            --
    End of Period....      --            --            --
  Number of Units
    Outstanding, End
    of Period........      --            --            --
FRANKLIN TEMPLETON
  INTERNATIONAL
  EQUITY DIVISION
    Beginning of
      Period+........       $1.236        $1.000       --
    End of Period....       $1.220        $1.236       --
  Number of Units
    Outstanding, End
    of Period........  186,097,279    74,174,799       --
INDEX 400 STOCK
  DIVISION
    Beginning of
      Period*........      --            --            --
    End of Period....      --            --            --
  Number of Units
    Outstanding, End
    of Period........      --            --            --
 *  The initial inves
    30, 1999.
++  The initial inves
    made on July 31,
 +  The initial inves

Prospectus                             18

ACCUMULATION UNIT VALUES
Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued) NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                                       FOR THE YEARS ENDED DECEMBER 31
                       -----------------------------------------------------------------------------------------------
                          2001          2000          1999          1998          1997          1996          1995
                          ----          ----          ----          ----          ----          ----          ----
GROWTH STOCK DIVISION
    Beginning of
      Period**.......       $2.902        $3.013        $2.491        $1.991        $1.552        $1.300        $1.006
    End of Period....       $2.458        $2.902         3.013        $2.491        $1.991        $1.552        $1.300
  Number of Units
    Outstanding, End
    of Period........   66,217,385    71,406,848    66,687,549    55,526,000    45,562,063    37,212,487    24,827,801
J.P. MORGAN SELECT
  GROWTH AND INCOME
  STOCK DIVISION
    Beginning of
      Period**.......       $2.323        $2.528        $2.382        $1.959        $1.525        $1.287        $0.994
    End of Period....       $2.116        $2.323        $2.528        $2.382        $1.959        $1.525        $1.287
  Number of Units
    Outstanding, End
    of Period........   67,221,960    71,781,083    83,676,884    87,082,000    80,719,502    63,969,388    52,866,200
CAPITAL GUARDIAN
  DOMESTIC EQUITY
  DIVISION
    Beginning of
      Period++.......       $1.000       --            --            --            --            --            --
    End of Period....        $.973       --            --            --            --            --            --
  Number of Units
    Outstanding, End
    of Period........    2,631,660       --            --            --            --            --            --
INDEX 500 STOCK
  DIVISION
    Beginning of
      Period.........       $4.432        $4.919        $4.119        $3.240        $2.463        $2.032        $1.499
    End of Period....       $3.857        $4.432        $4.919        $4.119        $3.240        $2.463        $2.032
  Number of Units
    Outstanding, End
    of Period........  140,197,508   152,124,600   165,311,237   163,099,000   156,622,110   146,945,069   134,818,674
ASSET ALLOCATION
  DIVISION
    Beginning of
      Period++.......       $1.000       --            --            --            --            --            --
    End of Period....        $.974       --            --            --            --            --            --
  Number of Units
    Outstanding, End
    of Period........    4,917,440       --            --            --            --            --            --
BALANCED DIVISION
    Beginning of
      Period.........       $7.368        $7.473        $6.805        $5.796        $4.830        $4.311        $3.453
    End of Period....       $7.047        $7.368        $7.473        $6.805        $5.796        $4.830        $4.311
  Number of Units
    Outstanding, End
    of Period........  237,544,475   253,369,070   281,204,060   303,184,000   315,853,927   331,700,359   347,995,936

                           FOR THE YEARS ENDED DECEMBER 31
                       ---------------------------------------
                          1994          1993          1992
                          ----          ----          ----
GROWTH STOCK DIVISION
    Beginning of
      Period**.......       $1.000       --            --
    End of Period....       $1.006       --            --
  Number of Units
    Outstanding, End
    of Period........   12,213,322       --            --
J.P. MORGAN SELECT
  GROWTH AND INCOME
  STOCK DIVISION
    Beginning of
      Period**.......       $1.000       --            --
    End of Period....       $0.994       --            --
  Number of Units
    Outstanding, End
    of Period........   31,542,581       --            --
CAPITAL GUARDIAN
  DOMESTIC EQUITY
  DIVISION
    Beginning of
      Period++.......      --            --            --
    End of Period....      --            --            --
  Number of Units
    Outstanding, End
    of Period........      --            --            --
INDEX 500 STOCK
  DIVISION
    Beginning of
      Period.........       $1.500        $1.384        $1.306
    End of Period....       $1.499        $1.500        $1.384
  Number of Units
    Outstanding, End
    of Period........  119,845,898   105,795,927    32,924,088
ASSET ALLOCATION
  DIVISION
    Beginning of
      Period++.......      --            --            --
    End of Period....      --            --            --
  Number of Units
    Outstanding, End
    of Period........      --            --            --
BALANCED DIVISION
    Beginning of
      Period.........       $3.497        $3.232        $3.107
    End of Period....       $3.453        $3.497        $3.232
  Number of Units
    Outstanding, End
    of Period........  363,391,482   377,043,512   355,125,051

** The initial investments in the Growth Stock Division and the J.P. Morgan Select Growth and Income Stock Division were made on May 3, 1994.
++ The initial investment in the Capital Guardian Domestic Equity Division and the Asset Allocation Division were made on July 31, 2001.

                                                                      Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued) NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                                       FOR THE YEARS ENDED DECEMBER 31
                       -----------------------------------------------------------------------------------------------
                          2001          2000          1999          1998          1997          1996          1995
                          ----          ----          ----          ----          ----          ----          ----
HIGH YIELD BOND
  DIVISION
    Beginning of
      Period**.......       $1.432        $1.520        $1.546        $1.595        $1.394        $1.178        $1.022
    End of Period....       $1.485        $1.432        $1.520        $1.546        $1.595        $1.394        $1.178
  Number of Units
    Outstanding, End
    of Period........   20,388,323    20,853,325    25,579,785    32,974,000    28,965,737    18,022,623    13,474,146
SELECT BOND DIVISION
    Beginning of
      Period.........       $7.615        $6.996        $7.157        $6.768        $6.261        $6.137        $5.217
    End of Period....       $8.300        $7.615        $6.996        $7.157        $6.768        $6.261        $6.137
  Number of Units
    Outstanding, End
    of Period........   16,893,081    14,469,582    17,090,593    19,458,000    18,885,862    19,498,362    21,048,883
MONEY MARKET DIVISION
    Beginning of
      Period.........       $2.655        $2.529        $2.436        $2.340        $2.246        $2.161        $2.067
    End of Period....       $2.724        $2.655        $2.529        $2.436        $2.340        $2.246        $2.161
  Number of Units
    Outstanding, End
    of Period........   48,197,528    38,915,842    52,168,990    46,757,000    33,000,108    35,677,445    34,040,829

                           FOR THE YEARS ENDED DECEMBER 31
                       ---------------------------------------
                          1994          1993          1992
                          ----          ----          ----
HIGH YIELD BOND
  DIVISION
    Beginning of
      Period**.......       $1.000       --            --
    End of Period....       $1.022       --            --
  Number of Units
    Outstanding, End
    of Period........    7,229,418       --            --
SELECT BOND DIVISION
    Beginning of
      Period.........       $5.437        $4.990        $4.722
    End of Period....       $5.217        $5.437        $4.990
  Number of Units
    Outstanding, End
    of Period........   20,642,740    21,874,778    15,399,609
MONEY MARKET DIVISION
    Beginning of
      Period.........       $2.012        $1.980        $1.940
    End of Period....       $2.067        $2.012        $1.980
  Number of Units
    Outstanding, End
    of Period........   31,466,730    24,431,865    27,773,056

** The initial investment in the High Yield Bond Division was made May 3, 1994.

Prospectus                             20

ACCUMULATION UNIT VALUES
Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued)

RUSSELL INSURANCE FUNDS

                           FOR THE YEARS ENDED
                               DECEMBER 31           FOR THE EIGHT
                         ------------------------    MONTHS ENDED
                            2001          2000       DEC. 31, 1999
                            ----          ----       -------------
MULTI-STYLE EQUITY
  DIVISION
    Beginning of
      Period#........         $.925        $1.067         $1.000
    End of Period....         $.783         $.925         $1.067
  Number of Units
    Outstanding, End
    of Period........    23,789,522    22,597,286     14,784,953
AGGRESSIVE EQUITY
  DIVISION
    Beginning of
      Period#........        $1.079        $1.100         $1.000
    End of Period....        $1.040        $1.079         $1.100
  Number of Units
    Outstanding, End
    of Period........     9,889,843    10,041,175      6,268,375
NON-U.S. DIVISION
    Beginning of
      Period#........        $1.050        $1.243         $1.000
    End of Period....         $.809        $1.050         $1.243
  Number of Units
    Outstanding, End
    of Period........    13,605,076    14,090,409      7,403,677

                           FOR THE YEARS ENDED
                               DECEMBER 31           FOR THE EIGHT
                         ------------------------    MONTHS ENDED
                            2001          2000       DEC. 31, 1999
                            ----          ----       -------------
REAL ESTATE SECURITIES DIVISION
    Beginning of
      Period#........        $1.156         $.920         $1.000
    End of Period....        $1.231        $1.156          $.920
  Number of Units
    Outstanding, End
    of Period........     9,256,072     5,199,881      2,245,122
CORE BOND DIVISION
    Beginning of
      Period#........        $1.068         $.983         $1.000
    End of Period....        $1.134        $1.068          $.983
  Number of Units
    Outstanding, End
    of Period........     7,626,070     4,950,184      3,415,035

# The initial investment was made on April 30, 1999.

                                                                      Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued Prior to December 17, 1981

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                           FOR THE YEARS ENDED DECEMBER 31
                                -------------------------------------------------------------------------------------
                                  2001        2000        1999         1998         1997         1996         1995
                                  ----        ----        ----         ----         ----         ----         ----
SMALL CAP GROWTH STOCK
  DIVISION
    Beginning of Period*......     $1.961      $1.852      $1.000           --           --           --           --
    End of Period.............     $1.873      $1.961      $1.852           --           --           --           --
  Number of Units Outstanding,
    End of Period.............    380,998     403,484     215,103           --           --           --           --

T. ROWE PRICE SMALL CAP VALUE
  DIVISION
    Beginning of Period++.....     $1.000          --          --           --           --           --           --
    End of Period.............     $1.014          --          --           --           --           --           --
  Number of Units Outstanding,
    End of Period.............          0          --          --           --           --           --           --

AGGRESSIVE GROWTH STOCK
  DIVISION
    Beginning of Period.......     $5.986      $5.680      $3.980       $3.728       $3.299       $2.824       $2.042
    End of Period.............     $4.760      $5.986      $5.680       $3.980       $3.728       $3.299       $2.824
  Number of Units Outstanding,
    End of Period.............    947,094   1,013,120     987,587    1,033,099    1,476,370    1,697,195    1,617,883

INTERNATIONAL GROWTH DIVISION
    Beginning of Period++.....     $1.000          --          --           --           --           --           --
    End of Period.............      $.903          --          --           --           --           --           --
  Number of Units Outstanding,
    End of Period.............          0          --          --           --           --           --           --

FRANKLIN TEMPLETON
  INTERNATIONAL EQUITY
  DIVISION
    Beginning of Period+......     $2.339      $2.376      $1.947       $1.872       $1.680       $1.398       $1.230
    End of Period.............     $1.997      $2.339      $2.376       $1.947       $1.872       $1.680       $1.398
  Number of Units Outstanding,
    End of Period.............  1,273,380   1,337,231   1,529,763    1,521,122    2,125,863    2,276,960    2,141,462

INDEX 400 STOCK DIVISION
    Beginning of Period*......     $1.306      $1.123      $1.000           --           --           --           --
    End of Period.............     $1.288      $1.306      $1.123           --           --           --           --
  Number of Units Outstanding,
    End of Period.............    477,933     361,009      67,233           --           --           --           --

GROWTH STOCK DIVISION
    Beginning of Period**.....     $3.000      $3.100      $2.549       $2.027       $1.573       $1.311       $1.009
    End of Period.............     $2.554      $3.000      $3.100       $2.549       $2.027       $1.573       $1.311
  Number of Units Outstanding,
    End of Period.............    656,290     677,369     595,016      334,810      263,014      239,460       19,315

J.P. MORGAN SELECT GROWTH AND
  INCOME STOCK DIVISION
    Beginning of Period**.....     $2.402      $2.601      $2.438       $1.995       $1.546       $1.298       $0.997
    End of Period.............     $2.198      $2.402      $2.601       $2.438       $1.995       $1.546       $1.298
  Number of Units Outstanding,
    End of Period.............    543,635     566,163     645,397      433,265      551,213      221,275       32,681

 *  The initial investments in the Small Cap Growth Stock Division and the Index 400 Stock Division were made on
    April 30, 1999.
**  The initial investments in the Growth Stock Division and the J.P. Morgan Select Growth and the Income Stock
    Division were made on May 3, 1994.

 +  The initial investment in the Franklin Templeton International Equity Division was made on April 30, 1993.
++  The initial investments in the T. Rowe Price Small Cap Value Division and the International Growth Division were made on July 31, 2001.

                                  FOR THE YEARS ENDED DECEMBER 31
                                -----------------------------------
                                   1994         1993        1992
                                   ----         ----        ----
SMALL CAP GROWTH STOCK
  DIVISION
    Beginning of Period*......          --           --          --
    End of Period.............          --           --          --
  Number of Units Outstanding,
    End of Period.............          --           --          --
T. ROWE PRICE SMALL CAP VALUE
  DIVISION
    Beginning of Period++.....          --           --          --
    End of Period.............          --           --          --
  Number of Units Outstanding,
    End of Period.............          --           --          --
AGGRESSIVE GROWTH STOCK
  DIVISION
    Beginning of Period.......      $1.952       $1.651      $1.570
    End of Period.............      $2.042       $1.952      $1.651
  Number of Units Outstanding,
    End of Period.............   1,474,133      969,604     833,606
INTERNATIONAL GROWTH DIVISION
    Beginning of Period++.....          --           --          --
    End of Period.............          --           --          --
  Number of Units Outstanding,
    End of Period.............          --           --          --
FRANKLIN TEMPLETON
  INTERNATIONAL EQUITY
  DIVISION
    Beginning of Period+......      $1.240       $1.000          --
    End of Period.............      $1.230       $1.240          --
  Number of Units Outstanding,
    End of Period.............   2,642,855    1,802,948          --
INDEX 400 STOCK DIVISION
    Beginning of Period*......          --           --          --
    End of Period.............          --           --          --
  Number of Units Outstanding,
    End of Period.............          --           --          --
GROWTH STOCK DIVISION
    Beginning of Period**.....          --           --          --
    End of Period.............          --           --          --
  Number of Units Outstanding,
    End of Period.............          --           --          --
J.P. MORGAN SELECT GROWTH AND
  INCOME STOCK DIVISION
    Beginning of Period**.....          --           --          --
    End of Period.............          --           --          --
  Number of Units Outstanding,
    End of Period.............          --           --          --
 *  The initial investments in
    April 30, 1999.
**  The initial investments in
    Division were made on May
 +  The initial investment in
++  The initial investments in
    made on July 31, 2001.

Prospectus                             22

ACCUMULATION UNIT VALUES
Contracts Issued Prior to December 17, 1981 (continued)
NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)

                                                           FOR THE YEARS ENDED DECEMBER 31
                                -------------------------------------------------------------------------------------
                                  2001        2000        1999         1998         1997         1996         1995
                                  ----        ----        ----         ----         ----         ----         ----
CAPITAL GUARDIAN DOMESTIC
  EQUITY DIVISION
    Beginning of Period++.....     $1.000          --          --           --           --           --           --
    End of Period.............      $.976          --          --           --           --           --           --
  Number of Units Outstanding,
    End of Period.............          0          --          --           --           --           --           --

INDEX 500 STOCK DIVISION
    Beginning of Period.......     $4.661      $5.147      $4.289       $3.357       $2.539       $2.084       $1.530
    End of Period.............     $4.077      $4.661      $5.147       $4.289       $3.357       $2.539       $2.084
  Number of Units Outstanding,
    End of Period.............  8,786,560   9,313,735   9,855,509   10,167,099   11,228,774   12,234,934   13,256,279

ASSET ALLOCATION DIVISION
    Beginning of Period++.....     $1.000          --          --           --           --           --           --
    End of Period.............      $.976          --          --           --           --           --           --
  Number of Units Outstanding,
    End of Period.............      6,089          --          --           --           --           --           --

BALANCED DIVISION
    Beginning of Period.......     $8.102      $8.176      $7.408       $6.278       $5.205       $4.623       $3.685
    End of Period.............     $7.788      $8.102      $8.176       $7.408       $6.278       $5.205       $4.623
  Number of Units Outstanding,
    End of Period.............  4,202,216   4,691,117   5,215,538    3,072,434    6,272,328    6,695,097    7,327,654

HIGH YIELD BOND DIVISION
    Beginning of Period**.....     $1.480      $1.563      $1.582       $1.624       $1.412       $1.188       $1.025
    End of Period.............     $1.543      $1.480      $1.563       $1.582       $1.624       $1.412       $1.188
  Number of Units Outstanding,
    End of Period.............     88,091     110,541     128,688      139,262      251,003      125,053       58,755

SELECT BOND DIVISION
    Beginning of Period.......     $8.376      $7.657      $7.794       $7.334       $6.750       $6.583       $5.569
    End of Period.............     $9.175      $8.376      $7.657       $7.794       $7.334       $6.750       $6.583
  Number of Units Outstanding,
    End of Period.............    684,173     744,251     843,819      956,838    1,078,985    1,151,998    1,364,416

MONEY MARKET DIVISION
    Beginning of Period.......     $2.919      $2.767      $2.652       $2.535       $2.421       $2.317       $2.206
    End of Period.............     $3.011      $2.919      $2.767       $2.652       $2.535       $2.421       $2.317
  Number of Units Outstanding,
    End of Period.............  1,043,992   1,001,631   1,359,352    1,060,152      997,887    1,377,051    1,358,156

                                  FOR THE YEARS ENDED DECEMBER 31
                                -----------------------------------
                                   1994         1993        1992
                                   ----         ----        ----
CAPITAL GUARDIAN DOMESTIC
  EQUITY DIVISION
    Beginning of Period++.....          --           --          --
    End of Period.............          --           --          --
  Number of Units Outstanding,
    End of Period.............          --           --          --
INDEX 500 STOCK DIVISION
    Beginning of Period.......      $1.523       $1.398      $1.313
    End of Period.............      $1.530       $1.523      $1.398
  Number of Units Outstanding,
    End of Period.............  14,230,394   15,442,799     317,023
ASSET ALLOCATION DIVISION
    Beginning of Period++.....          --           --          --
    End of Period.............          --           --          --
  Number of Units Outstanding,
    End of Period.............          --           --          --
BALANCED DIVISION
    Beginning of Period.......      $3.713       $3.414      $3.266
    End of Period.............      $3.685       $3.713      $3.414
  Number of Units Outstanding,
    End of Period.............   8,155,713    9,324,132   10,125,067
HIGH YIELD BOND DIVISION
    Beginning of Period**.....          --           --          --
    End of Period.............          --           --          --
  Number of Units Outstanding,
    End of Period.............          --           --          --
SELECT BOND DIVISION
    Beginning of Period.......      $5.774       $5.273      $4.965
    End of Period.............      $5.569       $5.774      $5.273
  Number of Units Outstanding,
    End of Period.............   1,492,775    1,701,121   1,808,558
MONEY MARKET DIVISION
    Beginning of Period.......      $2.136       $2.092      $2.040
    End of Period.............      $2.206       $2.136      $2.092
  Number of Units Outstanding,
    End of Period.............   1,458,463    1,331,457   1,787,440

++ The initial investments in the Capital Guardian Domestic Equity Division and the Asset Allocation Division were made on July 31, 2001.

**  The initial investment in the High Yield Bond Division was made on May 3,
    1994.

                                                                      Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued Prior to December 17, 1981 (continued)

RUSSELL INSURANCE FUNDS

                                 FOR THE
                               YEARS ENDED
                               DECEMBER 31      FOR THE EIGHT
                            -----------------   MONTHS ENDED
                             2001      2000     DEC. 31, 1999
                             ----      ----     -------------
MULTI-STYLE EQUITY
  DIVISION
    Beginning of
      Period#............     $.932    $1.071       $1.000
    End of Period........     $.794     $.932       $1.071
  Number of Units
    Outstanding, End of
    Period...............   271,869   147,669      244,293
AGGRESSIVE EQUITY
  DIVISION
    Beginning of
      Period#............    $1.088    $1.104       $1.000
    End of Period........    $1.054    $1.088       $1.104
  Number of Units
    Outstanding, End of
    Period...............   153,998   231,115      107,734
NON-U.S. DIVISION
    Beginning of
      Period#............    $1.059    $1.247       $1.000
    End of Period........     $.820    $1.059       $1.247
  Number of Units
    Outstanding, End of
    Period...............   114,897    94,720       34,751

                                 FOR THE
                               YEARS ENDED
                               DECEMBER 31      FOR THE EIGHT
                            -----------------   MONTHS ENDED
                             2001      2000     DEC. 31, 1999
                             ----      ----     -------------
REAL ESTATE SECURITIES
  DIVISION
    Beginning of
      Period#............    $1.165     $.923       $1.000
    End of Period........    $1.247    $1.165        $.923
  Number of Units
    Outstanding, End of
    Period...............    28,139     6,452        2.135
CORE BOND DIVISION
    Beginning of
      Period#............    $1.077     $.986       $1.000
    End of Period........    $1.148    $1.077        $.986
  Number of Units
    Outstanding, End of
    Period...............    10,497     2,034        2,029

# The initial investment was made on April 30, 1999.

--------------------------------------------------------------------------------

THE COMPANY

The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $98 billion. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual.

--------------------------------------------------------------------------------

NML VARIABLE ANNUITY ACCOUNT B

We established the Account on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Account has twenty Divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the Divisions as you direct.

Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains

Prospectus                             24
or losses for the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.

--------------------------------------------------------------------------------

THE FUNDS

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays MSA a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .85% for the T. Rowe Price Small Cap Value Portfolio. Other expenses borne by the Portfolios range from .00% for the Aggressive Growth Stock, Balanced, Select Bond, and Money Market Portfolios to .35% for the International Growth Portfolio. We provide the people and facilities MSA uses in performing its investment advisory functions and we are a party to the investment advisory agreement. MSA has retained J.P. Morgan Investment Management, Inc., Templeton Investment Counsel, LLC, Capital Guardian Trust Company and T. Rowe Price Associates, Inc. under investment sub-advisory agreements to provide investment advice to the J.P. Morgan Select Growth and Income Stock Portfolio, the Franklin Templeton International Equity Portfolio, the Capital Guardian Domestic Equity Portfolio and the T. Rowe Price Small Cap Value Portfolio.

The investment objectives and types of investments for each of the fifteen Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives.

SMALL CAP GROWTH STOCK PORTFOLIO. The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO. The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in small companies whose common stocks are believed to be undervalued.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL GROWTH PORTFOLIO. The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, warrants and money market instruments.

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the Franklin Templeton International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO. The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will

                                                                      Prospectus
attempt to meet this objective by investing in stocks included in the S&P 400 Index.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the J.P. Morgan Select Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO. The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective by investing primarily in the stocks of larger American companies.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

ASSET ALLOCATION PORTFOLIO. The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among common stocks, bonds and cash. Stocks may include foreign stocks and bonds may include non-investment grade obligations.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives.

Prospectus                             26

MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

FOR MORE INFORMATION REGARDING THE MUTUAL FUNDS, INCLUDING INFORMATION ABOUT THEIR INVESTMENT OBJECTIVES AND EXPENSES, SEE THE PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND RUSSELL INSURANCE FUNDS ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE MUTUAL FUND PROSPECTUSES CAREFULLY BEFORE YOU INVEST IN THE CONTRACTS.

--------------------------------------------------------------------------------

THE CONTRACTS

PURCHASE PAYMENTS UNDER THE CONTRACTS

AMOUNT AND FREQUENCY A purchase payment is the money you give us to pay for your Contract. You may make purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us.

For Back Load Contracts the minimum amount for each purchase payment is $25. For Front Load Contracts the minimum initial purchase payment is $10,000. For Back Load Contracts we issue in nontax-qualified situations the minimum initial purchase payment is $5,000. The minimum amount for each subsequent purchase payment is $25 for all Contracts. Minimum amounts for payments by preauthorized check depend on payment frequency. We will accept larger purchase payments than due, or payments at other times, but total purchase payments under any Contract may not exceed $5,000,000 without our consent.

Purchase payments may not exceed the applicable federal income tax limits. (See "Federal Income Taxes", p. 35.)

APPLICATION OF PURCHASE PAYMENTS We credit net purchase payments, after deduction of any sales load, to the Account

                                                                      Prospectus
and allocate them to one or more Divisions as you direct. We then invest those assets in shares of the Portfolio or Fund which corresponds to that Division.

We apply purchase payments to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent your interest in the Account. There are Class A Accumulation Units and Class B Accumulation Units for the Back Load Contracts. We credit Class B Accumulation Units to your Back Load Contract each time you make a purchase payment. We convert Class B Accumulation Units to Class A Accumulation Units on a basis that reflects the cumulative amount of purchase payments and the length of time that the funds have been held under a Back Load Contract. See "Mortality Rate and Expense Risk Charges", p. 39. The number of Accumulation Units you receive for each net purchase payment is determined by dividing the amount of the purchase payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of the Division we make after we receive your purchase payment at our Home Office. We will also accept your purchase payment if you send it to a lockbox facility we have designated. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open, and at any other time required by the Investment Company Act of 1940.

The number of your Accumulation Units will be increased by additional purchase payments or transfers into the Account and decreased by withdrawals or transfers out of the Account. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio or Fund). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio or Fund, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. (See "Net Investment Factor" above.) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

You may direct all or part of a purchase payment to the Guaranteed Interest Fund. Amounts you direct to the Guaranteed Interest Fund will be invested on a fixed basis. See "The Guaranteed Interest Fund", p. 34.

NET INVESTMENT FACTOR

For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio or Fund when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio or Fund.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share on the valuation date immediately preceding the current valuation date, (c) less an adjustment to provide for the deduction for mortality rate and expense risks that we have assumed. (See "Deductions", p. 39.)

The Portfolios and Funds will distribute investment income and realized capital gains to the Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio or Fund. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

BENEFITS PROVIDED UNDER THE CONTRACTS

The benefits provided under the Contracts consist of a withdrawal amount, a death benefit and a maturity benefit. Subject to the restrictions noted below, we will pay all of

Prospectus                             28
these benefits in a lump sum or under the payment plans described below.

WITHDRAWAL AMOUNT On or prior to the maturity date you are entitled to withdraw the Accumulation Units credited to your Contract and receive the value thereof less the applicable withdrawal charge. (See "Withdrawal Charge", p. 40.) The value, which may be either greater or less than the amount you paid, is based on the Accumulation Unit value next determined after we receive your written request for withdrawal on a form we provide. The forms are available from our Home Office and our agents. You may withdraw a portion of the Accumulation Units on the same basis, except that we will not grant a partial withdrawal which would result in a Contract value of less than $2000 remaining; we will treat a request for such a partial withdrawal as a request to surrender the entire Contract. Amounts distributed to you upon withdrawal of all or a portion of Accumulation Units may be subject to federal income tax. (See "Federal Income Taxes", p. 35.) A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% (or 25% during the first 2 years the owner participates in a SIMPLE IRA plan) of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, tax deferred annuities, nontransferable annuity Contracts and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2, for certain large medical expenses and for reimbursement of certain health insurance premiums and certain substantially equal periodic payments for life. Required minimum distributions must be taken from your IRA, SEP, SIMPLE IRA TDA, Section 457 plan or nontransferable annuity after you attain age 70 1/2 or, in certain cases, retire. (See "Minimum Distribution Requirements", p. 38).

If annuity payments are being made under Payment Plan 1 the payee may surrender the Contract and receive the value of the Annuity Units credited to his Contract, less the applicable withdrawal charge. (See "Withdrawal Charge", p. 40.) Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", p. 30.)

DEATH BENEFIT

1. Amount of the Death Benefit If the Annuitant dies before the maturity date, the death benefit will not be less than the Contract value next determined after we receive proof of death at our Home Office. If the Primary Annuitant dies before his or her 75th birthday, the death benefit, where permitted by state law, will not be less than the amount of purchase payments we received, less withdrawals. There is no death benefit after annuity payments begin. See "Maturity Benefit", p. 30 and "Variable Payment Plans", p. 30.

An enhanced death benefit is available at extra cost. Prior to the first Contract anniversary the enhanced death benefit is equal to the total purchase payments received less any amounts withdrawn. On any Contract anniversary prior to the Primary Annuitant's 80th birthday, the enhanced death benefit is the Contract value on that date, but not less than what the enhanced death benefit was on the last preceding valuation date. On any other valuation date before the Primary Annuitant's 80th birthday, the enhanced death benefit will be the amount determined on the most recent Contract anniversary, plus purchase payments we receive thereafter, less withdrawals. On any valuation date on or after the Primary Annuitant's 80th birthday the enhanced death benefit will be the enhanced death benefit on the Contract anniversary immediately prior to the Primary Annuitant's 80th birthday increased by purchase payments we received and decreased by any amounts withdrawn after that Contract anniversary. We deduct the extra cost for the enhanced death benefit from the Contract value on each Contract anniversary while the enhanced death benefit is in effect. See "Enhanced Death Benefit Charge", p. 41. The enhanced death benefit is available for issue ages up to 65 and must be elected when the Contract is issued. The enhanced death benefit will remain in effect until the maturity date or the death of the Primary Annuitant or you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

2. Distribution of the Death Benefit

Owner is the Annuitant. If the Owner is the Annuitant and the Owner dies before the maturity date, the beneficiary becomes entitled to the death benefit. The beneficiary may elect to receive the death benefit in a lump sum or under a variable payment plan. The beneficiary automatically becomes the new Owner and Annuitant and the Contract

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continues in force. The beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements discussed on page 38.

Owner is not the Annuitant. If the Owner is not the Annuitant and the Annuitant dies before the maturity date, the Contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no Contingent Annuitant is named within 60 days after we receive proof of death of the Annuitant, we pay the death benefit to the Owner.

Adjustment of Contract Value. On the date when the death benefit becomes payable, if the Contract continues in force we will set the Contract value at an amount equal to the death benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and you may transfer it to the Divisions you choose. See "Transfers Between Divisions and Payment Plans", p. 31.

MATURITY BENEFIT Purchase payments under the Contract are payable until the maturity date specified in the Contract. You may select any date up to age 90 as the maturity date, subject to applicable tax and state law requirements, including the minimum distribution requirements (See "Minimum Distribution Requirements", p. 38). On the maturity date, if you have not elected any other permissible payment plan, we will change the maturity date to the Contract anniversary nearest the Annuitant's 90th birthday. On that date, if you have not elected any other permissible payment plan, we will pay the value of the Contract in monthly payments for life under a variable payment plan with payments certain for ten years.

VARIABLE PAYMENT PLANS

We will pay part or all of the benefits under a Contract under a variable payment plan you select. Under a variable plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month.

For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes", p. 35.

DESCRIPTION OF PAYMENT PLANS  The following payment plans are available:

1. Payments for a Certain Period An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year.

2. Life Annuity with or without Certain Period An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, we will make payments as they come due to the designated contingent beneficiary. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period.

3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may limit the election of a payment plan to one that results in an initial payment of at least $50. A payment plan will continue even if payments fall to less than $50 after the payment plan begins.

From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates we publish for those plans.

AMOUNT OF ANNUITY PAYMENTS We will determine the amount of the first annuity payment on the basis of the particular payment plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. (A Contract with annuity payment rates that are not based on sex is also available. See "Special Contract for Employers", p. 32.) We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable

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annuity payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the interest of the Contract in each Division of the Account after annuity payments begin. Class A Accumulation Units become Class A Annuity Units and Class B Accumulated Units become Class B Annuity Units on the maturity date.

ASSUMED INVESTMENT RATE The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

ADDITIONAL INFORMATION

TRANSFERS BETWEEN DIVISIONS AND PAYMENT PLANS You may change the allocation of purchase payments among the Divisions and transfer values from one Division to another both before and after annuity payments begin. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which Division or apportionment is best suited to your long-term investment needs.

You may at any time change the allocation of purchase payments among the Divisions by written notice to us. Purchase payments we receive at our Home Office on and after the date on which we receive notice will be applied to provide Accumulation Units in one or more Divisions on the basis of the new allocation.

Before the effective date of a payment plan you may, upon written request, transfer Accumulation Units from one Division to another. After the effective date of a payment plan the payee may transfer Annuity Units from one Division to another. We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. For Accumulation Units the minimum amount which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. For each transfer beginning with the thirteenth in any Contract year, we may deduct a transfer fee of $25 from the amount transferred. We currently make no charge for transfers.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio or Fund in which a Division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers.

You may transfer amounts which you have invested on a fixed basis to any Division of the Account, and you may transfer the value of Accumulation Units in any Division of the Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. See "The Guaranteed Interest Fund", p. 34.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1) a payee may transfer to either form of life annuity at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate and the Annuitant's adjusted age and

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sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited.

We permit other transfers between payment plans subject to such limitations as we may reasonably determine. Generally, however, we do not permit transfer from a payment plan involving a life contingency to a payment plan which does not involve the same life contingency. You may make transfers from the Money Market Division at any time while a payment plan is in force. The Contracts provide that transfers between the other Divisions and transfers between payment plans may be made after the payment plan has been in force for at least 90 days and thereafter whenever at least 90 days have elapsed since the date of the last transfer. At present we permit transfers at any time but we reserve the right to change this practice in the future. We will make the transfer as of the close of business on the valuation date coincident with or next following the date on which we receive the request for transfer at our Home Office, or at a later date if you request.

OWNERS OF THE CONTRACTS The Owner of the Contract has the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the Annuitant, but may be an employer or other entity. The Annuitant is the person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Annuitant. In this prospectus, "you" means the Owner or a prospective purchaser of the Contract.

SPECIAL CONTRACT FOR EMPLOYERS The annuity payment rates for payment plans which involve a life contingency (i.e., Plans 2 and 3) are based, in part, on the sex of the Annuitant. For certain situations where the Contracts are to be used in connection with an employer sponsored benefit plan or arrangement, federal law, and the laws of certain states, may require that purchase payments and annuity payment rates be determined without regard to sex. A special Contract is available for this purpose. You are urged to review any questions in this area with qualified counsel.

DEFERMENT OF BENEFIT PAYMENTS We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable payment plan, until after the end of any period during which the right to redeem shares of either of the mutual funds is suspended, or payment of the redemption value is postponed, pursuant to the provisions of the Investment Company Act of 1940 because: (a) the New York Stock Exchange is closed, except for routine closings on holidays or weekends; (b) the Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted; (c) the Securities and Exchange Commission permits suspension or postponement and so orders; (d) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets of the funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the Act.

DIVIDENDS The Contracts share in our divisible surplus, to the extent we determine annually, except while payments are being made under a variable payment plan. Distributions of divisible surplus are commonly referred to as "dividends". Any contributions to our divisible surplus would result from more favorable expense experience than we have assumed in determining the deductions. We do not expect the Contracts to make a significant contribution to our divisible surplus and we do not expect to pay dividends on the Contracts.

For the Back Load Contracts we reduce expense charges by converting Class B Accumulation Units to Class A Accumulation Units on larger, older Contracts. See "Mortality Rate and Expense Risk Charges", p. 39. The Contracts issued prior to the date of this prospectus do not include this conversion feature, and we currently pay dividends on some of those Contracts. See "Dividends for Contracts Issued Prior to March 31, 2000", p. 42.

VOTING RIGHTS As long as the Account continues to be registered as a unit investment trust under the Investment Company Act of 1940, and Account assets are invested in shares of the Portfolio or the Funds, we will vote the shares held in the Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable payment plans. Each Owner or payee will receive periodic reports relating to both of the mutual funds, proxy material and a form with which to give instructions with respect to the proportion of shares of each Portfolio or Fund held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of each Portfolio or Fund held in the Account representing the actuarial liability under the variable

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annuity payment plan, as the case may be. The number of shares will increase from year to year as additional purchase payments are paid by the Contract Owner; after a variable annuity payment plan is in effect the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received in the same proportion as the shares as for which instructions have been received.

SUBSTITUTION AND CHANGE We may take any of the following actions, so long as we comply with all of the requirements of the securities and insurance laws that may apply. A vote of Contract owners, or of those who have an interest in one or more of the Divisions of the Account, may be required. Approval by the Securities and Exchange Commission or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

1. We may invest the assets of a Division in securities of another mutual fund or another issuer, instead of the Portfolio or Fund in which you have invested, as a substitute for the shares you already have or as the securities to be purchased in the future.

2. We may operate the Account or a Division as a mutual fund itself, instead of investing its assets in a mutual fund, if our Board of Trustees decides that this would be in the best interest of our Contract owners.

3. We may deregister the Account under the Investment Company Act of 1940 if registration is no longer required.

4. We may change the provisions of the Contracts to comply with federal or state laws that apply, including changes to comply with federal tax laws in order to assure that your Contract qualifies for tax benefits relating to retirement annuity or variable annuity contracts.

FIXED ANNUITY PAYMENT PLANS We will also pay Contract benefits under fixed annuity payment plans which are not described in this Prospectus. If you select a fixed annuity, we will cancel the Accumulation Units credited to your Deferred Contract, we will transfer the withdrawal value of the Contract to our general account, and you will no longer have any interest in the Account. We may make a withdrawal charge in determining the withdrawal value. (See "Withdrawal Amount", p. 29, and "Withdrawal Charge", p. 40.)

PERFORMANCE DATA We may publish advertisements containing performance data for the Divisions of the Account from time to time. These performance data may include both standardized and non-standardized total return figures, although standardized figures will always accompany non-standardized figures.

Standardized performance data will consist of quarterly return quotations, which will always include quotations for recent periods of one, five and ten years or, if less, the entire life of a Division. These quotations will be the average annual rates of return based on a $1,000 initial purchase payment for a Back Load Contract, or the minimum $10,000 initial purchase payment for a Front Load Contract. The standardized performance data will reflect all applicable charges, including the initial sales load of 4.5% for the Front Load Contract and the withdrawal charge that would apply assuming surrender of the Back Load Contract at the end of the period.

Non-standardized performance data may not reflect the 4.5% sales load for the Front Load Contract and may assume that the Back Load Contract remains in force at the end of the period. These data may also not reflect the annual Contract fee of $30, since the impact of the fee varies by Contract size. The non-standardized data may also be for other time periods.

We will base all of the performance data on actual historical investment results for the Portfolios or Funds, including all expenses they bear. The data are not intended to indicate future performance. We may construct some of the data hypothetically to reflect expense factors for the Contracts we currently offer.

We have included additional information about the performance data in the Statement of Additional Information.

FINANCIAL STATEMENTS Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information.

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THE GUARANTEED INTEREST FUND

You may direct all or part of your purchase payments to the Guaranteed Interest Fund for investment on a fixed basis. You may transfer amounts previously invested in the Account Divisions to the Guaranteed Interest Fund, prior to the maturity date, and you may transfer amounts in the Guaranteed Interest Fund to the Account Divisions. In each case, these transfers are subject to the restrictions described in the Contract.

Amounts you invest in the Guaranteed Interest Fund become part of our general assets. In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the Guaranteed Interest Fund under the Securities Act of 1933 and we have not registered the Guaranteed Interest Fund as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Fund nor any interests therein are generally subject to these Acts. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Fund. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts you invest in the Guaranteed Interest Fund earn interest at rates we declare from time to time. We will guarantee the interest rate for each amount for at least one year. The interest rate will be at an annual effective rate of at least 3%. At the expiration of the period for which we guarantee the interest rate, we will declare a new interest rate. We credit interest and compound it daily. We determine the effective date for a transaction involving the Guaranteed Interest Fund in the same manner as the effective date for a transaction involving a Division of the Account. Investments in the Guaranteed Interest Fund are subject to a maximum limit of $1,000,000 ($250,000 in New
York) without our prior consent. To the extent that a purchase payment or transfer from a Division of the Account causes the Contract's interest in the Guaranteed Interest Fund to exceed this maximum limit, we will place the amount of the excess in the Money Market Division and it will remain there until you instruct us otherwise.

Transfers from the Guaranteed Interest Fund to the Account Divisions are subject to limits. After a transfer from the Guaranteed Interest Fund, we will allow no further transfers from the Guaranteed Interest Fund for a period of 365 days; in addition, we will allow no further transfers back into the Guaranteed Interest Fund for a period of 90 days. The maximum amount that you may transfer from the Guaranteed Interest Fund in one transfer is the greater of (1) 25% of the amount that you had invested in the Guaranteed Interest Fund as of the last Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the Guaranteed Interest Fund. But in no event will this maximum transfer amount be less than $1,000 or more than $50,000. (The $50,000 limit does not apply in New York.)

The deduction for mortality rate and expense risks, as described below, is not assessed against amounts in the Guaranteed Interest Fund, and amounts in the Guaranteed Interest Fund do not bear any expenses of either of the mutual funds. Other charges under the Contracts apply for amounts in the Guaranteed Interest Fund as they are described in this prospectus for amounts you invest on a variable basis. See "Deductions", p. 39. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions.

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FEDERAL INCOME TAXES

QUALIFIED AND NONTAX-QUALIFIED PLANS

We offer the Contracts for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1. Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b), simplified employee pensions established under Section 408(j) and (k) and SIMPLE IRAs established under Section 408(p).

2. Roth IRAs pursuant to the provisions of Section 408A of the Code.

3. Tax-deferred annuities pursuant to the provisions of Section 403(b) of the Code for employees of public school systems and tax-exempt organizations described in Section 501(c)(3).

4. Deferred compensation plans established pursuant to Section 457 of the Code for employees of state and local governments and tax-exempt organizations.

5. Nontransferable annuity contracts issued in exchange for fixed dollar annuities previously issued by Northwestern Mutual or other insurance companies or as distributions of termination benefits from tax-qualified pension or profit-sharing plans or trusts or annuity purchase plans.

We also offer the Contracts for use in non tax-qualified situations (i.e., contributions are taxable).

CONTRIBUTION LIMITATIONS AND GENERAL REQUIREMENTS APPLICABLE TO CONTRACTS

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally became effective on January 1, 2002, many provisions are phased in over a ten-year period. Also all of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that most of the changes relating to tax qualified plans will be made permanent.

TRADITIONAL IRA If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $3,000 for years 2002 through 2004 to an IRA or IRAs for their benefit. The amount increases to $4,000 for years 2005 through 2007 and $5,000 in 2008 and is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $500 for years 2002 through 2005 and $1,000 thereafter is allowed for owners who are age 50 or older. Contributions cannot be made after age 70 1/2. Annual contributions are generally deductible unless the Owner or the Owner's spouse is an "active participant" in a plan in another qualified plan during the taxable year. If the Owner is an "active participant" in a plan, the deduction phases out at an adjusted gross income ("AGI") of between $34,000 -- $44,000 (indexed through 2005) for single filers and between $54,000 -- $64,000 (indexed through 2007) for married individuals filing jointly. If the Owner is not an "active participant" in a plan but the Owner's spouse is, the Owner's deduction phases out at an AGI of between $150,000 -- $160,000.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner's other IRAs or contracts purchased under tax qualified plans. The surviving spouse can also roll over the deceased Owner's IRA, tax deferred annuity or qualified plan to the spouse's own IRA or any other plan in which the spouse participates that accepts rollovers.

An IRA is nonforfeitable and generally cannot be transferred.

SEP An employer can make a maximum contribution to a SEP for an eligible employee of the lesser of 25% of the employee's compensation (up to $200,000, indexed) or $40,000 thereafter. In a SEP that permits employee contributions, the employee is allowed to make a catch up contribution of $1,000 for 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005, $5,000 for 2006, and indexed thereafter is allowed for employees who are age 50 or older. The employer is allowed to match the catch up contribution for any taxable year. SEP contributions are subject to certain minimum participation and nondiscrimination requirements.

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Contributions and earnings thereon are not includible in the employee's gross income until distributed. The Contracts are nonforfeitable and nontransferable.

SIMPLE IRA A SIMPLE IRA can be established by an employer for any calendar year in which the employer has no more than 100 employees who each earned at least $5,000 during the preceding calendar year and the employer does not maintain another employer sponsored retirement plan. An eligible employee can elect to contribute up to $7,000 in 2002 to a SIMPLE IRA. This amount is increased to $8,000 for 2003, $9,000 for 2004, $10,000 for 2005 and is indexed thereafter.
The employer must contribute either a matching contribution of up to 3% of the employee's compensation or non-elective contribution of 2% of the employee's compensation up to $200,000 (indexed thereafter) for each employee. A catch up contribution of $500 for 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for
2005, $2,500 for 2006 and indexed thereafter is allowed for employees who are age 50 or older. The employer is allowed to match the catch up contribution for any taxable year. Contributions and earnings thereon are not includible in the employee's gross income until distributed. SIMPLE IRAs are exempt from the nondiscrimination, top-heavy and reporting rules applicable to qualified plans. The Contracts are nonforfeitable and nontransferable.

ROTH IRA If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $3,000 for years 2002 through 2004 to a Roth IRA or IRAs for their benefit. This amount is increased to $4,000 for years 2005 through 2007, $5,000 for 2008 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $500 for years 2002 through 2005 and $1,000 for each year thereafter is allowed for Owners who are age 50 or older. The maximum contribution is phased out at an adjusted gross income ("AGI") of between $95,000 and $110,000 for single filers, between $150,000 and $160,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) may be rolled over or converted to a Roth IRA if the Owner has an AGI of $100,000 or less for the year (not including the rollover amount) and is not married filing a separate tax return. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

TAX DEFERRED ANNUITY Section 403(b) tax deferred annuities can be established for employees of Section 501(c)(3) tax exempt organizations and public educational organizations. An eligible employee can make salary reduction contributions to a tax deferred annuity up to the lesser of 100% of the employee's compensation (up to $200,000, indexed) or $40,000. Elective deferrals for all of the Owner's tax deferred annuity contracts are limited to $11,000 in 2002 with catch up contributions permitted in certain circumstances. This amount is increased to $12,000 for 2003, $13,000 for 2004, $14,000 for 2005, $15,000
for 2006 and is indexed thereafter. A catch up contribution of $2,000 for 2003, $3,000 for 2004, $4,000 for 2005, $5,000 for 2006 and indexed thereafter is allowed for employees who are age 50 or older. Employers are allowed to match the catch up contribution for any taxable year. Contributions and earnings thereon are not included in the employee's gross income until distributed. Tax deferred annuities are nonforfeitable and nontransferable and distributions of salary reduction contributions and earnings thereon (except those held as of December 31, 1988) cannot be withdrawn prior to age 59 1/2 except on account of severance of employment, death, disability or hardship (contributions only).

The employer can also make contributions to a tax deferred annuity subject to the same rules that apply to qualified plans, including the minimum coverage, nondiscrimination and spousal consent requirements. ERISA disclosure rules also apply.

SECTION 457 PLAN A Section 457 deferred compensation plan can be established by a state or local government or tax-exempt organization. Contracts must be owned by a trust for the exclusive benefit of the employees and the employees' beneficiaries in a governmental plan and by the employer (subject to claims of the employer's general creditors) in a plan of a tax-exempt organization. An employee can defer under the plan the lesser of 100% of compensation (up to $200,000, indexed) or $11,000, or twice that limit if the employee is within 3 years of retirement. Unless the employee is within 3 years of retirement, a catch up contribution of $2,000 for 2003, $3,000 for 2004, $4,000 for 2005,
$5,000 for 2006 and indexed thereafter is allowed for employees who are age 50 or older. Amounts deferred and

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earnings thereon are not includible in the employee's gross income until they are paid or made available to the employee or the employee's beneficiary or, in the case of a governmental plan, until they are paid.

NONTRANSFERABLE ANNUITY Nontransferable annuity contracts are contracts held in a tax-qualified plan or trust and transferred to the employee on the employee's separation from service or the termination of the plan. These Contracts cannot accept additional purchase payments and must comply with the spousal consent requirements.

NONTAX-QUALIFIED CONTRACT There are no limitations on who can purchase a nontax-qualified annuity or the amount that can be contributed to the Contract. Contributions to nontax-qualified Contracts are not deductible. For the Contract to qualify as a nontax- qualified annuity, the Contract death proceeds must be distributed to any nonspouse beneficiary either within five years of the Owner's death or as substantially periodic payments over the beneficiary's life or life expectancy commencing within one year of the Owner's death. The surviving spouse is entitled to continue deferral under the Contract.

TAXATION OF CONTRACT BENEFITS

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAS, SEPS, SIMPLE IRAS, TDAS AND SECTION 457 PLANS AND NONTRANSFERABLE ANNUITIES As a general rule, benefits received as annuity payments or upon death or withdrawal from these contracts will be taxable as ordinary income when received.

Where nondeductible contributions are made to individual retirement annuities and other tax-qualified plans, the Owner may exclude from income that portion of each benefit payment which represents a return of the Owner's "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment which represents a return of the employee's "investment in the contract." After the Owner attains age 70 1/2, a 50% penalty may be imposed on payments made from individual retirement annuities, tax-deferred annuities, nontransferable annuity Contracts and Section 457 deferred compensation plans to the extent the payments are less than certain required minimum amounts. (See "Minimum Distribution Requirements", p. 38). With certain limited exceptions, including hardship withdrawals from tax-deferred annuities, benefits from individual retirement annuities, tax-deferred annuities and nontransferable annuity Contracts are subject to the tax-free roll-over provisions of the Code. However, rollovers of SIMPLE IRAs to individual retirement arrangements within 2 years after the Owner first participates in the SIMPLE IRA plan are fully taxable.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract value.

ROTH IRAS Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner's first Roth IRA, and (2) made after the Owner has attained age
59 1/2, made to a beneficiary after the Owner's death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the "investment in the contract" as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner's death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner's federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

                                                                      Prospectus

NONQUALIFIED CONTRACTS Benefits received as annuity payments from nontax-qualified Contracts will be taxable as ordinary income to the extent they exceed that portion of each payment which represents a return of the "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. Benefits received in a lump sum from these Contracts will be taxable as ordinary income to the extent they exceed the "investment in the contract." A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract values are considered to be withdrawn first and are taxable as ordinary income. For Contracts issued after October 21, 1988, investment gains will be determined by aggregating all nontax-qualified deferred Contracts we issue to the Owner during the same calendar year.

One or more nontax-qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or loss. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

PREMATURE WITHDRAWALS A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, tax deferred annuities, nontransferable annuity Contracts and nonqualified deferred annuities. The penalty tax increases to 25% for non-exempt withdrawals from SIMPLE IRAs within 2 years after the Owner first participates in the SIMPLE IRA plan. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

MINIMUM DISTRIBUTION REQUIREMENTS All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements (except under nonqualified Contracts).

1. IRAs, SEPs, Simple IRAs, TDAs, Section 457 Plans and Nontransferable Annuities As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner's life and the beneficiary designated by the Owner is required to take the balance of the Contract value within certain specified periods following the Owner's death.

The Owner must take the first required distribution by the "required beginning date" and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made over the life or life expectancy of the Owner or the lives or life expectancies of the Owner and the Owner's beneficiary. The required beginning date for IRAs, SEPs and Simple IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70 1/2. The required beginning date for TDAs, Section 457 plans and nontransferable annuities is April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2 or retires, if later.

Upon the death of the Owner, the Owner's beneficiary must take distributions under one of the following two rules.

If the Owner dies on or after the required beginning date, any remaining interest in the Contract must be distributed at least as rapidly as it was under the method of distribution in effect on the date of death.

If the Owner dies before the required beginning date, the Owner's entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death. If the Contract value is payable to a beneficiary designated by the Contract, the Contract value may be paid over the life or life expectancy of that beneficiary, provided distribution begins by December 31 of the calendar year following the year of the Owner's death. If the sole designated beneficiary is the Owner's spouse, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers.

On January 11, 2001, the IRS released proposed regulations that simplify and change some of the required minimum distribution rules. Significant changes include the provision

Prospectus                             38
of a new uniform table to calculate the required minimum distributions during the Owner's lifetime and the ability to calculate all post-death required distributions based on the designated beneficiary's life expectancy. The proposed regulations will be applicable for determining required minimum distributions for calendar years beginning on or after January 1, 2002. The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, requires the new uniform table and all life expectancy tables under the proposed regulations to be updated to reflect current life expectancy.

2. Roth IRAs The Owner of a Roth IRA is not required to take required minimum distributions during the Owner's lifetime. However, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements for Owners dying before the required beginning date, discussed above.

3. Nonqualified Contracts The Owner of a nontax-qualified Contract is not required to take required minimum distributions during the Owner's lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs.

MANDATORY WITHHOLDING Benefit payments from tax-deferred annuities and nontransferable annuity contracts will be subject to mandatory 20% withholding unless (1) the payments from the tax-deferred annuities are rolled over directly to another tax-deferred annuity or an individual retirement arrangement, or the payments from the nontransferable annuity contracts are rolled over directly to another nontransferable annuity contract, a tax-qualified plan or an individual retirement arrangement, (2) they are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee's beneficiary) or over a period of 10 years or more, or (3) they are "required minimum distributions." Payments from individual retirement arrangements, tax deferred annuities, governmental nontransferable annuity contracts and qualified plans can be rolled over directly to an individual retirement arrangement or a tax deferred annuity, governmental nontransferable annuity contract that separately accounts for the amount rolled over or qualified plan, provided they accept such rollovers.

TAXATION OF NORTHWESTERN MUTUAL

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. We are currently making no charge. (See "Net Investment Factor", p. 28 and "Deductions", below.

OTHER CONSIDERATIONS

You should understand that the tax rules for annuities and qualified plans are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals or state or other law. We do not intend this discussion as tax advice. Before you purchase a Contract, we advise you to consult qualified tax counsel.

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DEDUCTIONS

We will make the following deductions:

SALES LOAD For the Front Load Contract we deduct a sales load from all purchase payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on cumulative purchase payments we have received and the rates in the table below:

           CUMULATIVE PURCHASE PAYMENTS
             PAID UNDER THE CONTRACT                  RATE
           ----------------------------               ----
First $100,000....................................    4.5%
Next $400,000.....................................    2.0%
Next $500,000.....................................    1.0%
Balance over $1,000,000...........................    0.5%

MORTALITY RATE AND EXPENSE RISK CHARGES

Amount of Mortality Rate and Expense Risk Charges. The net investment factor (see "Net Investment Factor", p. 28) we use in determining the value of Accumulation and Annuity Units reflects a deduction on each valuation date for mortality rate and expense risks we have assumed. For the Front Load Contract, the deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.5% of the assets of the Account. For the Back Load Contract the deduction for Class B Accumulation Units and Class B Annuity Units is at a current annual rate of 1.25% of the assets of the Account. For the Back Load Contracts the

                                                                      Prospectus
deduction for Class A Accumulation Units and Class A Annuity Units is at a current annual rate of 0.5% of the assets of the Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75% for the Front Load Contract, 1.50% for the Back Load Contract Class B Accumulation and Annuity Units, and 0.75% for the Back Load Contract Class A Accumulation and Annuity Units. We will not increase the deduction for mortality and expense risks for at least five years from the date of this prospectus.

Reduction in Mortality Rate and Expense Risk Charges. For the Back Load Contracts we convert Class B Accumulation Units to Class A Accumulation Units on a Contract anniversary if the Contract value is at least $25,000 and the purchase payment which paid for the Class B Accumulation Units has reached Category Zero, that is, its withdrawal charge rate is 0%. See "Withdrawal Charge" p. 40.

As a result of the conversion, the mortality rate and expense risks charge is reduced from 1.25% to 0.50% on these units based on current rates. The conversion amount includes the purchase payment in Category Zero and a proportionate share of investment earnings. We allocate the conversion amount proportionately to each Division, and we adjust the number of Accumulation Units in each Division to reflect the relative values for Class A and Class B Accumulation Units on the date of the conversion. The same conversion process and a similar result applies to amounts in the Guaranteed Interest Fund. We do not convert Class A Accumulation Units back to Class B Accumulation Units even if the value of your Contract falls below $25,000. We do not convert Annuity Units from Class B to Class A.

Risks and Expenses. The risks we assume are (a) the risk that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected, and (b) the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract. The deduction for these risks is the only expense item paid by the Account to date. The mutual funds pay expenses which are described in the attached prospectuses for the mutual funds.

The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the mutual funds as described under "Substitution and Change", p. 33, and any applicable taxes, i.e., any tax liability we have paid or reserved for resulting from the maintenance or operation of a Division of the Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see "Taxation of Northwestern Mutual", p. 39), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the Investment Company Act of 1940.

CONTRACT FEE On each Contract anniversary prior to the maturity date we make a deduction of $30 for administrative expenses relating to a Deferred Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We currently are waiving the charge if the Contract value on the Contract anniversary is $25,000 or more.

WITHDRAWAL CHARGE

Withdrawal Charge Rates. For Back Load Contracts, a withdrawal charge free amount is available on a Contract if the Contract value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Class B Accumulation Units on the last Contract anniversary. Otherwise, we will deduct a withdrawal charge for sales expenses if you withdraw Class B Accumulation Units for cash. We will base the withdrawal charge on the Categories and the Rates in the table below. We base the amount in each Category on cumulative purchase payments you have made and on the number of Contract

Prospectus                             40
anniversaries that have occurred since you made each purchase payment.

                     CATEGORY                         RATE
                     --------                         ----
Eight.............................................     6%
Seven.............................................     6%
Six...............................................     6%
Five..............................................     5%
Four..............................................     4%
Three.............................................     3%
Two...............................................     2%
One...............................................     1%
Zero..............................................     0%

The first $100,000 of total purchase payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional purchase payments paid start in Category Two. As of each Contract anniversary, we move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the Rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the contract. However, any amounts we use to determine the charge for a partial withdrawal will not be used to determine subsequent withdrawal charges.

Waiver of Withdrawal Charges. When we receive proof of death of the Primary Annuitant, we will waive withdrawal charges applicable at the date of death by moving purchase payments received prior to the date of death to Category Zero.

We will waive the withdrawal charge if the Primary Annuitant has a terminal illness, or is confined to a nursing home or hospital after the first contract year, in accordance with the terms of the Contract. You may not make purchase payments after we are given proof of a terminal illness or confinement.

We will make no withdrawal charge when you select a variable payment plan. However, we will make the withdrawal charge if you make a withdrawal, or partial withdrawal, within five years after the beginning of a variable payment plan which is not contingent on the payee's life (Plan 1).

For fixed payment plans the Contract provides for deduction of the withdrawal charge when the payment plan is selected. By current administrative practice, we will waive the withdrawal charge upon selection of a fixed payment plan for a certain period of 12 years or more (Plan 1) or any fixed payment plan which involves a life contingency (Plans 2 or 3) if you select the payment plan after the Contract has been in force for at least one full year.

Withdrawal Charges and Our Sales Expenses. The amount of withdrawal charges we collect from the Back Load Contracts as a group will depend on the volume and timing of withdrawal transactions. We are unable to determine in advance whether this amount will be greater or less than the sales expenses we incur in connection with those Contracts, but based on the information presently available we believe it is more likely than not that the sales expenses we incur will be greater than the withdrawal charges we receive. We bear this risk for the duration of the Contracts. We will pay any excess of sales expenses over withdrawal charges from our general assets. These assets may include proceeds from the charge for annuity rate and expense risks described above.

ENHANCED DEATH BENEFIT CHARGE On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Account and the Guaranteed Interest Fund in proportion to the amounts you have invested.

PREMIUM TAXES The Contracts provide for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

                                                                      Prospectus

EXPENSES FOR THE PORTFOLIOS AND FUNDS The expenses borne by the Portfolios and Funds in which the assets of the Account are invested are described in the prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds. See the prospectuses attached to this prospectus.

CONTRACTS ISSUED PRIOR TO MARCH 31, 2000 During the period prior to March 31, 2000 and after March 31, 1995 we issued both Front Load Contracts and Back Load Contracts. For the Front Load Contracts the deduction for sales expenses is 4% on the first $100,000, 2% on the next $400,000, 1% the next $500,000, and 0.5%
on purchase payments in excess of $1 million, based on total cumulative purchase payments paid under the Contract. The charge against Accumulation Units for mortality and expense risks is 0.4% of the assets of the Account, which we may raise to a maximum rate of 0.75%. The charge against Annuity Units for mortality and expense risks is zero, which we may raise to a maximum rate of 0.75%. For the Back Load Contracts there is a surrender charge of 8% on the first $100,000 of purchase payments, 4% on the next $400,000, 2% on the next $500,000, and 1% on purchase payments in excess of $1 million, based on total cumulative purchase payments paid under the Contract. The surrender charge applicable for each purchase payment reduces by 1% on each Contract anniversary. A withdrawal charge free amount is available, but the amount is limited by the excess of the Contract value over the cumulative purchase payments on the date of the withdrawal. The charge for mortality and expense risks for these Contracts is 1.25% of the assets of the Account, which we may raise to a maximum annual rate of 1.50%. The Annual Contract fee is $30. We currently waive the Contract fee if the Contract value is $50,000 or more.

CONTRACTS ISSUED PRIOR TO MARCH 31, 1995 For Contracts issued prior to March 31, 1995 and after December 16, 1981 there is no front-end sales load but there is a surrender charge of 8% on the first $25,000 of purchase payments, 4% on the next $75,000 and 2% on purchase payments in excess of $100,000, based on total cumulative purchase payments paid under the Contract. The surrender charge applicable for each purchase plan reduces by 1% on each Contract anniversary. A withdrawal charge free amount is available, but the amount is limited by the excess of the Contract value over the cumulative purchase payments on the date of the withdrawal. The charge for mortality and expense risks for those Contracts is 1.25% of the assets of the Account. The annual Contract fee is the lesser of $30 or 1% of the Contract value. See the table of accumulation unit values on page 18.

CONTRACTS ISSUED PRIOR TO DECEMBER 17, 1981 For Contracts issued prior to December 17, 1981 there is no surrender charge, but purchase payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000. The charge for mortality and expense risks for these Contracts is 0.75% of the assets of the Account, which we may raise to a maximum annual rate of 1%. There is no annual Contract fee. See the table of accumulation unit values on page 22.

CERTAIN NONTAX-QUALIFIED CONTRACTS For nontax-qualified Contracts issued after December 16, 1981 and prior to May 1, 1983 purchase payments paid under the Contract are subject to a deduction of 3% on the first $25,000 of purchase payments, 2% on the next $75,000 and 1% on amounts in excess of $100,000, based on total cumulative purchase payments paid under the Contract. The charge for mortality and expense risks for these Contracts is 0.75% of the assets of the Account, which we may raise to a maximum annual rate of 1%.

DIVIDENDS FOR CONTRACTS ISSUED PRIOR TO MARCH 31, 2000 During the year 2002 we are paying dividends on approximately 19% of the in-force variable annuity Contracts we issued prior to March 31, 2000. Dividends are not guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract value which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract's interest in the Account.

Dividends on these variable annuities arise principally as a result of more favorable expense experience than that which we assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts, which have a mortality and expense risk charge of at least 0.75%. In general, we are not paying dividends on Contracts with an average variable Contract value of less than $25,000, and over half of those with a value above $25,000 will receive dividends. The expected dividend payout for the year 2002 represents about 0.53% of the average variable

Prospectus                             42

Contract value for those Contracts that will receive dividends. The maximum dividend we are paying on a specific contract is about 0.75%.

We pay any dividend for a Contract on the anniversary date of that Contract. We apply the dividend as a net purchase payment unless you elect to have the dividend paid in cash. In the case of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Internal Revenue Code, dividends cannot be paid in cash but must be applied as net purchase payments under the Contract.

INTERNAL ANNUITY EXCHANGE As a matter of current practice, we permit owners of fixed dollar annuities we have previously issued to exchange those contracts for Front Load or Back Load Contracts without paying a second charge for sales expenses. This rule is subject to a number of exceptions and qualifications we may change or withdraw at any time.

In general, we permit only one such transaction in any 12-month period. Currently we make no charges on these transactions. Transactions on this basis are subject to a limit of 20% of the amount held under the fixed annuity Contract in any 12-month period, but we are presently waiving this limit.

Amounts exchanged from a fixed contract which provides for a surrender charge are not charged for sales expenses when the exchange is effected. We place these amounts in the same withdrawal charge category under the new Back Load Contract as they were before. We place exchange proceeds from fixed contracts which have no surrender charge provisions in the 0% withdrawal charge category. As an alternative, exchange proceeds from such a fixed contract may be added to a Front Load Contract or to a Deferred Contract issued prior to December 17, 1981 without any deduction for sales expenses.

Fixed annuity contracts (which are not described in this prospectus) are available in exchange for the Contracts on a comparable basis.

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DISTRIBUTION OF THE CONTRACTS

We sell the Contracts through individuals who are licensed insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC, our wholly-owned company. Northwestern Mutual Investment Services, LLC is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Northwestern Mutual Investment Services, LLC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. Where state law requires, these agents will also be licensed securities salesmen. Commissions paid to the agents on sales of the Contracts will not exceed 4% of purchase payments.

                                                                      Prospectus

 ---------------------------------------------

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

                                                       PAGE
                                                       ----
  DISTRIBUTION OF THE CONTRACTS......................   B-2
  DETERMINATION OF ANNUITY PAYMENTS..................   B-2
    Amount of Annuity Payments.......................   B-2
    Annuity Unit Value...............................   B-2
    Illustrations of Variable Annuity Payments.......   B-3
  VALUATION OF ASSETS OF THE ACCOUNT.................   B-4
  TRANSFERABILITY RESTRICTIONS.......................   B-4
  PERFORMANCE DATA...................................   B-4
  EXPERTS............................................   B-8
  FINANCIAL STATEMENTS OF THE ACCOUNT (as of December
    31, 2001 and for each of the two years in the
    period ended December 31, 2001)..................   B-9

                                                       PAGE
                                                       ----
  REPORT OF INDEPENDENT ACCOUNTANTS (as of December
    31, 2001 and for each of the two years in the
    period ended December 31, 2001)..................  B-21
  FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL
    (as of December 31, 2001 and 2000 and for each of
    the three years in the period ended December 31,
    2001)............................................  B-22
  REPORT OF INDEPENDENT ACCOUNTANTS (as of December
    31, 2001 and 2000 and for each of the three years
    in the period ended December 31, 2001)...........  B-38

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        This Prospectus sets forth concisely the information about NML Variable Annuity Account B that a prospective investor ought to know before investing. Additional information about Account B has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone 1-888-455-2232.
         -----------------------------------------------------------------------
            TO: The Northwestern Mutual Life Insurance Company

            Annuity and Accumulation Products Marketing Department
            Room E12J
            720 East Wisconsin Avenue
            Milwaukee, WI 53202

            Please send a Statement of Additional Information for NML Variable Annuity Account B to:

            Name
            --------------------------------------------------------------------

            Address
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            City ----------------------------------- State ------------ Zip ----

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

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NORTHWESTERN MUTUAL

VARIABLE ANNUITY CONTRACTS

Nontax-Qualified Annuities
Roth IRAs
SIMPLE IRAs
457 Deferred Compensation Plan Annuities
Individual Retirement Annuities
Simplified Employee Pension Plan IRAs
Tax-Deferred Annuities
Non-Transferable Annuities

NML VARIABLE ANNUITY ACCOUNT B

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS

PROSPECTUSES

[NORTHWESTERN MUTUAL LOGO]
PO Box 3095
Milwaukee, WI 53201-3095

Investment Company Act File Nos. 811-3990 and 811-5371  Change Service Requested

                       STATEMENT OF ADDITIONAL INFORMATION


                           VARIABLE ANNUITY CONTRACTS
          (for Individual Retirement Annuities, Tax-Deferred Annuities
                            and Non-Qualified Plans)

                         NML VARIABLE ANNUITY ACCOUNT B
                                (the "Account"),
                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")





         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contracts. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.




                  The Date of the Prospectus to which this Statement of Additional Information Relates is April 30, 2002.

                  The Date of this Statement of Additional Information is April 30, 2002.

                          DISTRIBUTION OF THE CONTRACTS

         The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS").

         NMIS may be considered the underwriter of the Contracts for purposes of the federal securities laws. The following amounts of commissions were paid on sales of the Contracts during each of the last three years:

                     Year                Amount
                     ----                ------
                     2001              $25,190,014
                     2000              $20,848,898
                     1999              $21,569,657

                        DETERMINATION OF ANNUITY PAYMENTS

     The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans", p. 22, including "Description of Payment Plans", p. 22, "Amount of Annuity Payments", p. 22, and "Assumed Investment Rate", p. 22; "Dividends",
p. 24; "Net Investment Factor", p. 20; and "Deductions", p. 29.

         AMOUNT OF ANNUITY PAYMENTS The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

         Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

         The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

         The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

         ANNUITY UNIT VALUE The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

         The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

         Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

         (1)   Assumed number of Accumulation Units in
               Balanced Division on maturity date................... 25,000

         (2)   Assumed Value of an Accumulation Unit in
               Balanced Division at maturity........................ $2.000000

         (3)   Cash Value of Contract at maturity, (1) X (2)........ $50,000

         (4)   Assumed applicable monthly payment rate per
               $1,000 from annuity rate table....................... $5.35

         (5)   Amount of first payment from Balanced Division,
               (3) X (4) divided by $1,000.......................... $267.50

         (6)   Assumed Value of Annuity Unit in
               Balanced Division at maturity........................ $1.500000

         (7)   Number of Annuity Units credited in
               Balanced Division, (5) divided by (6)................ 178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of
178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be
178.33 multiplied by $1.501000, or $267.68.

         However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

         For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

         The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

                          TRANSFERABILITY RESTRICTIONS

         Ownership of a Contract purchased as a tax-deferred annuity pursuant to
Section 403(b) of the Internal Revenue Code of 1954, as amended (the "Code") cannot be changed and the Contract cannot be sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual. Similar restrictions are applicable to Contracts purchased in exchange transactions by persons who have received fixed dollar policies as distributions of termination benefits from tax-qualified corporate or HR-10 plans or trusts. Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

                                PERFORMANCE DATA

         Standardized performance data in advertisements will show the average annual total return for each Division of the Account, according to the following formula prescribed by the Securities and Exchange Commission:

                                 P(1 + T) = ERV

                                 Where:
                           P   =  a hypothetical initial payment of $1000
                           T   =  average annual total return
                           n   =  number of years
                           ERV =  ending redeemable value of a hypothetical
                                  $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof)

Average annual total return is the annual compounded rate of return that would have produced the ending surrender value under a Contract if the owner had invested in a specified Division over the stated period and investment performance had remained constant throughout the period. The calculation assumes a single $1,000 purchase payment made at the beginning of the period and surrender of the Contract at the end of the period. It reflects a deduction for all Account, Fund and Contract level charges, including the 4.5% initial sales load for the Front Load Contract and the withdrawal charge for the Back Load Contract. The $30 annual Contract fee is reflected as .02% for the Front Load Contract and .15% for the Back Load based on the annual contract fees collected divided by the assets of the sub-account. For the Front Load Contract the data will assume a minimum initial purchase payment of $10,000 and the amounts will be divided by 10 to conform the presentation to the $1,000 purchase payment assumption required by the prescribed formula.

         The following table shows the standardized average annual total return data for each Division of the Account for the period ended December 31, 2001:



                               FRONT LOAD CONTRACT

DIVISION                                      1-YEAR              5-YEAR             10-YEAR          INCEPTION*
---------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
Small Cap Growth Stock                         -8.57                  NA                NA                24.62
T. Rowe Price Small Cap                           NA                  NA                NA                -3.03
  Value**
Aggressive Growth Stock                       -23.88               6.87              11.47                   NA
International Growth**                            NA                 NA                 NA               -13.66
Franklin Templeton International              -18.30               2.80                 NA                 7.97
  Equity
Index 400 Stock                                -5.62                 NA                 NA                 8.31
Growth Stock                                  -18.50               9.42                 NA                12.61
J.P. Morgan Select                            -12.38               6.56                 NA                10.43
  Growth and Income Stock
Capital Guardian Domestic                         NA                 NA                 NA                -6.79
  Equity**
Index 500 Stock                               -16.28               9.17              11.74                   NA
Asset Allocation**                                NA                 NA                 NA                -6.70
Balanced                                       -7.99               7.64               8.83                   NA
High Yield Bond                              -.22                  1.09                 NA                 5.44
Select Bond                                     4.85               5.60               6.09                   NA
Money Market                                   -1.28               3.73               3.73                   NA
RUSSELL INSURANCE FUNDS
Multi-Style Equity                            -18.49                 NA                 NA                -9.63
Aggressive Equity                              -7.24                 NA                 NA                 0.49
Non-U.S.                                      -25.93                 NA                 NA                -8.55
Real Estate Securities                          2.45                 NA                 NA                 7.02
Core Bond                                       2.04                 NA                 NA                 3.75
---------------------------------------------------------------------------------------------------------------------

* Franklin Templeton International Equity Division began April 1993; Growth Stock, J.P. Morgan Select Growth and Income Stock, and High Yield Bond Divisions began May 1994; Small Cap Growth Division, Index 400 Stock Division and the Russell Insurance Funds began April 1999; T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity and Asset Allocation Divisions began July 2001.

**  FROM COMMENCEMENT OF OPERATIONS ON JULY 31, 2001 THROUGH DECEMBER 31, 2001.

                               BACK LOAD CONTRACT

DIVISION                                      1-YEAR              5-YEAR             10-YEAR          INCEPTION*
---------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
Small Cap Growth Stock                         -11.11                NA                  NA                 24.17
T. Rowe Price Small Cap                            NA                NA                  NA                 -4.77
  Value**
Aggressive Growth Stock                        -26.99              6.29               11.00                    NA
International Growth**                             NA                NA                  NA                -15.87
Franklin Templeton International               -21.20              2.12                  NA                  7.61
  Equity
Index 400 Stock                                 -8.04                NA                  NA                  7.29
Growth Stock                                   -21.41              8.90                  NA                 12.25
J.P. Morgan Select                             -15.06              5.98                  NA                 10.07
  Growth and Income Stock
Capital Guardian Domestic                          NA                NA                  NA                 -8.70
  Equity**
Index 500 Stock                                -19.11              8.65               11.27                    NA
Asset Allocation**                                 NA                NA                  NA                 -8.61
Balanced                                       -10.50              7.09                8.37                    NA
High Yield Bond                                 -2.43               .35                  NA                  5.06
Select Bond                                      2.83              4.99                5.64                    NA
Money Market                                    -3.53              3.08                3.30                    NA
RUSSELL INSURANCE FUNDS
Multi-Style Equity                             -21.41                NA                  NA                -11.53
Aggressive Equity                               -9.73                NA                  NA                 -0.86
Non-U.S.                                       -29.12                NA                  NA                -10.37
Real Estate Securities                           -.33                NA                  NA                  5.95
Core Bond                                        -.09                NA                  NA                  2.55
---------------------------------------------------------------------------------------------------------------------

* FRANKLIN TEMPLETON INTERNATIONAL EQUITY DIVISION BEGAN APRIL 1993; GROWTH STOCK, J.P. MORGAN SELECT GROWTH AND INCOME STOCK, AND HIGH YIELD BOND DIVISIONS BEGAN MAY 1994; SMALL CAP GROWTH DIVISION, INDEX 400 STOCK DIVISION AND THE RUSSELL INSURANCE FUNDS BEGAN APRIL 1999; T. ROWE PRICE SMALL CAP VALUE, INTERNATIONAL GROWTH, CAPITAL GUARDIAN DOMESTIC EQUITY AND ASSET ALLOCATION DIVISIONS BEGAN JULY 2001.

**  FROM COMMENCEMENT OF OPERATIONS ON JULY 31, 2001 THROUGH DECEMBER 31, 2001.

         Non-standardized performance data are calculated on the same basis as the standardized total return data, except that the 4.5% initial sales load for the Front Load Contract is not reflected and it is assumed that the Back Load Contract remains in force at the end of the period. The annual Contract fee of $30 is also not reflected.

         The following table shows the non-standardized average annual total return data for each Division of the Account for the period ended December 31, 2001:

                               FRONT LOAD CONTRACT

Division                                      1-Year              5-Year             10-Year          Inception*
---------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
Small Cap Growth Stock                         -4.25                NA                 NA                 26.81
T. Rowe Price Small Cap                           NA                NA                 NA                  1.54
  Value**
Aggressive Growth Stock                       -20.28               7.88             12.01                    NA
International Growth**                            NA                 NA                NA                 -9.59
Franklin Templeton International              -14.43               3.78                NA                  8.57
  Equity
Index 400 Stock                                -1.15                 NA                NA                 10.21
Growth Stock                                  -14.65              10.45                NA                 13.31
J.P. Morgan Select                             -8.24               7.57                NA                 11.12
  Growth and Income Stock
Capital Guardian Domestic                         NA                 NA                NA                 -2.39
  Equity**
Index 500 Stock                               -12.32              10.21             12.27                    NA
Asset Allocation**                                NA                 NA                NA                 -2.31
Balanced                                       -3.64               8.66              9.35                    NA
High Yield Bond                                 4.50               2.04                NA                  6.09
Select Bond                                     9.81               6.59              6.60                    NA
Money Market                                    3.40               4.71              4.23                    NA
RUSSELL INSURANCE FUNDS
Multi-Style Equity                            -14.64                 NA                NA                 -8.05
Aggressive Equity                              -2.85                 NA                NA                  2.26
Non-U.S.                                      -22.42                 NA                NA                 -6.94
Real Estate Securities                          7.30                 NA                NA                  8.89
Core Bond                                       6.87                 NA                NA                  5.57
---------------------------------------------------------------------------------------------------------------------

* FRANKLIN TEMPLETON INTERNATIONAL EQUITY DIVISION BEGAN APRIL 1993; GROWTH STOCK, J.P. MORGAN SELECT GROWTH AND INCOME STOCK, AND HIGH YIELD BOND DIVISIONS BEGAN MAY 1994; SMALL CAP GROWTH DIVISION, INDEX 400 STOCK DIVISION AND THE RUSSELL INSURANCE FUNDS BEGAN APRIL 1999; T. ROWE PRICE SMALL CAP VALUE, INTERNATIONAL GROWTH, CAPITAL GUARDIAN DOMESTIC EQUITY AND ASSET ALLOCATION DIVISIONS BEGAN JULY 2001.

** FROM COMMENCEMENT OF OPERATIONS ON JULY 31, 2001 THROUGH DECEMBER 31, 2001.

                               BACK LOAD CONTRACT

DIVISION                                      1-YEAR              5-YEAR             10-YEAR          INCEPTION*
---------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
Small Cap Growth Stock                         -4.97                  NA               NA                 25.86
T. Rowe Price Small Cap                           NA                  NA               NA                  1.23
  Value**
Aggressive Growth Stock                       -20.88                7.07            11.17                    NA
International Growth**                            NA                  NA               NA                 -9.87
Franklin Templeton International              -15.07                3.00               NA                  7.76
  Equity
Index 400 Stock                                -1.90                  NA               NA                  9.38
Growth Stock                                  -15.29                9.63               NA                 12.47
J.P. Morgan Select                             -8.92                6.76               NA                 10.29
  Growth and Income Stock
Capital Guardian Domestic                         NA                  NA               NA                 -2.70
  Equity**
Index 500 Stock                               -12.98                9.39            11.44                    NA
Asset Allocation**                                NA                  NA               NA                 -2.61
Balanced                                       -4.36                7.85             8.53                    NA
High Yield Bond                                 3.72                1.28               NA                  5.30
Select Bond                                     8.99                5.80             5.80                    NA
Money Market                                    2.62                3.93             3.45                    NA
RUSSELL INSURANCE FUNDS
Multi-Style Equity                            -15.28                  NA               NA                 -8.74
Aggressive Equity                              -3.58                  NA               NA                  1.49
Non-U.S.                                      -23.00                  NA               NA                 -7.64
Real Estate Securities                          6.49                  NA               NA                  8.08
Core Bond                                       6.07                  NA               NA                  4.78
---------------------------------------------------------------------------------------------------------------------

* FRANKLIN TEMPLETON INTERNATIONAL EQUITY DIVISION BEGAN APRIL 1993; GROWTH STOCK, J.P. MORGAN SELECT GROWTH AND INCOME STOCK, AND HIGH YIELD BOND DIVISIONS BEGAN MAY 1994; SMALL CAP GROWTH DIVISION, INDEX 400 STOCK DIVISION AND THE RUSSELL INSURANCE FUNDS BEGAN APRIL 1999; T. ROWE PRICE SMALL CAP VALUE, INTERNATIONAL GROWTH, CAPITAL GUARDIAN DOMESTIC EQUITY AND ASSET ALLOCATION DIVISIONS BEGAN JULY 2001.

** FROM COMMENCEMENT OF OPERATIONS ON JULY 31, 2001 THROUGH DECEMBER 31, 2001.

         Advertisements with performance data may compare the average annualized total return figures for one or more of the Divisions to (1) the Standard & Poor's 500 Composite Stock Price Index, Wilshire Index, 1750 Index, EAFE Index, Merrill Lynch Domestic Master Index, Lehman Brothers High Yield Intermediate Market Index or other indices measuring performance of a relevant group of securities; (2) other variable annuity separate account tracked by Lipper Analytical Services or other ratings services; or (3) the Consumer Price Index.

                                     EXPERTS

         The financial statements of the Account as of December 31, 2001 and for each of the two years in the period ended December 31, 2001 and of Northwestern Mutual as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

 Account B Financial Statements
NML VARIABLE ANNUITY ACCOUNT B
Statement of Assets and Liabilities
December 31, 2001
(in thousands)


 Assets
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
         96,371 shares (cost $182,259).......................    $  172,117
       T. Rowe Price Small Cap Value
         8,725 shares (cost $8,250)..........................         8,842
       Aggressive Growth Stock
         310,693 shares (cost $1,322,555)....................       877,086
       International Growth Stock
         3,202 shares (cost $2,891)..........................         2,896
       Franklin Templeton International Equity
         369,215 shares (cost $489,460)......................       466,318
       Index 400 Stock
         115,934 shares (cost $132,219)......................       130,085
       Growth Stock
         214,522 shares (cost $427,847)......................       434,836
       J.P. Morgan Select Growth and Income Stock
         302,127 shares (cost $432,953)......................       368,293
       Capital Guardian Domestic Equity
         10,461 shares (cost $9,735).........................        10,199
       Index 500 Stock
         403,511 shares (cost $937,384)......................     1,160,093
       Asset Allocation
         12,958 shares (cost $12,269)........................        12,561
       Balanced
         1,350,762 shares (cost $2,200,646)..................     2,458,386
       High Yield Bond
         160,596 shares (cost $148,406)......................       104,320
       Select Bond
         266,533 shares (cost $313,058)......................       320,640
       Money Market
         309,030 shares (cost $309,030)......................       309,030
     Russell Insurance Funds
       Multi-Style Equity
         6,278 shares (cost $95,178).........................        74,326
       Aggressive Equity
         3,005 shares (cost $37,408).........................        34,389
       Non-U.S.
         4,703 shares (cost $49,151).........................        40,659
       Real Estate Securities
         3,736 shares (cost $38,080).........................        40,164
       Core Bond
         4,122 shares (cost $41,266).........................        41,760    $7,067,000
                                                                 ----------
   Due from Sale of Fund Shares..............................                         191
   Due from Northwestern Mutual Life Insurance Company.......                         457
                                                                               ----------
           Total Assets......................................                  $7,067,648
                                                                               ==========

 Liabilities
   Due to Participants.......................................                  $    9,314
   Due to Northwestern Mutual Life Insurance Company.........                         191
   Due on Purchase of Fund Shares............................                         457
                                                                               ----------
           Total Liabilities.................................                       9,962
                                                                               ----------

 Equity (Note 8)
   Contracts Issued Prior to December 17, 1981...............                      93,750
   Contracts Issued After December 16, 1981 and Prior to
     March 31, 1995..........................................                   3,792,506
   Contracts Issued On or After March 31, 1995:
     Front Load Version......................................                     875,078
     Back Load Version.......................................                   1,803,095
   Contracts Issued On or After March 31, 2000:
     Front Load Version......................................                     211,981
     Back Load Version.......................................                     274,637
   Contracts Issued On or After June 30, 2000:
     Fee -- Based Version....................................                       6,639
                                                                               ----------
           Total Equity......................................                   7,057,686
                                                                               ----------
           Total Liabilities and Equity......................                  $7,067,648
                                                                               ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                                                                        T. ROWE PRICE
                                                                                          SMALL CAP
                                                               SMALL CAP GROWTH             VALUE            AGGRESSIVE GROWTH
                                     COMBINED                   STOCK DIVISION            DIVISION#           STOCK DIVISION
                            ---------------------------   ---------------------------   -------------   ---------------------------
                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED     YEAR ENDED
                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                2001           2000           2001           2000           2001            2001           2000
-----------------------------------------------------------------------------------------------------------------------------------

Investment Income
 Dividend Income..........  $   594,207    $   587,870      $    15        $  3,691         $ 21         $ 210,063      $ 140,605
 Annuity Rate and Expense
   Guarantees.............       80,553         89,785        1,659           1,367           18            10,758         13,947
                            -----------    -----------      -------        --------         ----         ---------      ---------
 Net Investment Income
   (Loss).................      513,654        498,085       (1,644)          2,324            3           199,305        126,658
                            -----------    -----------      -------        --------         ----         ---------      ---------

Realized and Unrealized
 Gain on Investments
 Realized Gain (Loss) on
   Investments............       17,277        531,001        2,512           3,619          (42)           16,535        392,026
 Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.................   (1,250,453)    (1,208,683)      (8,977)        (12,343)         607          (456,516)      (468,707)
                            -----------    -----------      -------        --------         ----         ---------      ---------
 Net Gain (Loss) on
   Investments............   (1,233,176)      (677,682)      (6,465)         (8,724)         565          (439,981)       (76,681)
                            -----------    -----------      -------        --------         ----         ---------      ---------
 Increase (Decrease) in
   Equity Derived from
   Investment Activity....  $  (719,522)   $  (179,597)     $(8,109)       $ (6,400)        $568         $(240,676)     $  49,977
                            ===========    ===========      =======        ========         ====         =========      =========

                            INTERNATIONAL
                               GROWTH           FRANKLIN TEMPLETON
                                STOCK          INTERNATIONAL EQUITY                INDEX 400
                              DIVISION#              DIVISION                   STOCK DIVISION             GROWTH STOCK DIVISION
                            -------------   ---------------------------   ---------------------------   ---------------------------
                            PERIOD ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                            DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                2001            2001           2000           2001           2000           2001           2000
--------------------------  -------------------------------------------------------------------------------------------------------
Investment Income
 Dividend Income..........      $ --         $  54,787       $ 39,826       $ 1,445        $10,349       $  20,253       $ 24,138
 Annuity Rate and Expense
   Guarantees.............         5             5,500          6,135         1,160            604           4,938          5,595
                                ----         ---------       --------       -------        -------       ---------       --------
 Net Investment Income
   (Loss).................        (5)           49,287         33,691           285          9,745          15,315         18,543
                                ----         ---------       --------       -------        -------       ---------       --------
Realized and Unrealized
 Gain on Investments
 Realized Gain (Loss) on
   Investments............       (11)          (88,618)       (15,031)         (403)           100           9,862          4,293
 Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.................         9           (36,915)       (21,692)         (950)        (3,008)       (104,702)       (42,658)
                                ----         ---------       --------       -------        -------       ---------       --------
 Net Gain (Loss) on
   Investments............        (2)         (125,533)       (36,723)       (1,353)        (2,908)        (94,840)       (38,365)
                                ----         ---------       --------       -------        -------       ---------       --------
 Increase (Decrease) in
   Equity Derived from
   Investment Activity....      $ (7)        $ (76,246)      $ (3,032)      $(1,068)       $ 6,837       $ (79,525)      $(19,822)
                                ====         =========       ========       =======        =======       =========       ========


                                J.P. MORGAN SELECT
                                 GROWTH AND INCOME
                                  STOCK DIVISION
                            ---------------------------
                             YEAR ENDED     YEAR ENDED
                            DECEMBER 31,   DECEMBER 31,
                                2001           2000
--------------------------  ---------------------------
Investment Income
 Dividend Income..........   $ 13,670       $ 25,735
 Annuity Rate and Expense
   Guarantees.............      4,140          4,900
                             --------       --------
 Net Investment Income
   (Loss).................      9,530         20,835
                             --------       --------
Realized and Unrealized
 Gain on Investments
 Realized Gain (Loss) on
   Investments............     (1,780)        13,671
 Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.................    (44,500)       (70,575)
                             --------       --------
 Net Gain (Loss) on
   Investments............    (46,280)       (56,904)
                             --------       --------
 Increase (Decrease) in
   Equity Derived from
   Investment Activity....   $(36,750)      $(36,069)
                             ========       ========

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                          CAPITAL
                                         GUARDIAN                                        ASSET
                                      DOMESTIC EQUITY            INDEX 500             ALLOCATION
                                         DIVISION#            STOCK DIVISION           DIVISION#
                                      ---------------   ---------------------------   ------------
                                       PERIOD ENDED      YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                       DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                                2001             2001           2000           2001
--------------------------------------------------------------------------------------------------

Investment Income
 Dividend Income....................       $ 41          $  54,726      $  59,732         $ 88
 Annuity Rate and Expense
   Guarantees.......................         19             13,679         16,792           27
                                           ----          ---------      ---------         ----
 Net Investment Income (Loss).......         22             41,047         42,940           61
                                           ----          ---------      ---------         ----

Realized and Unrealized Gain on
 Investments
 Realized Gain (Loss) on
   Investments......................        (38)            44,447         53,840            7
 Unrealized Appreciation
   (Depreciation) of Investments
   During the Period................        454           (263,595)      (247,062)         326
                                           ----          ---------      ---------         ----
 Net Gain (Loss) on Investments.....        416           (219,148)      (193,222)         333
                                           ----          ---------      ---------         ----
 Increase (Decrease) in Equity
   Derived from Investment
   Activity.........................       $438          $(178,101)     $(150,282)        $394
                                           ====          =========      =========         ====


                                                                            HIGH YIELD
                                           BALANCED DIVISION               BOND DIVISION             SELECT BOND DIVISION
                                      ---------------------------   ---------------------------   ---------------------------
                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                               2001           2000           2001           2000           2001           2000
------------------------------------  ---------------------------------------------------------------------------------------
Investment Income
 Dividend Income....................   $ 196,374      $ 230,003       $11,007        $ 11,420        15$,363       $15,508
 Annuity Rate and Expense
   Guarantees.......................      29,597         32,721         1,083           1,099         3,003          2,429
                                       ---------      ---------       -------        --------       -------        -------
 Net Investment Income (Loss).......     166,777        197,282         9,924          10,321        12,360         13,079
                                       ---------      ---------       -------        --------       -------        -------
Realized and Unrealized Gain on
 Investments
 Realized Gain (Loss) on
   Investments......................      51,257         85,629        (4,735)         (6,182)          165         (1,292)
 Unrealized Appreciation
   (Depreciation) of Investments
   During the Period................    (332,482)      (318,159)       (1,486)         (9,974)       10,917          7,685
                                       ---------      ---------       -------        --------       -------        -------
 Net Gain (Loss) on Investments.....    (281,225)      (232,530)       (6,221)        (16,156)       11,082          6,393
                                       ---------      ---------       -------        --------       -------        -------
 Increase (Decrease) in Equity
   Derived from Investment
   Activity.........................   $(114,448)     $ (35,248)      $ 3,703        $ (5,835)      23$,442        $19,472
                                       =========      =========       =======        ========       =======        =======



                                          MONEY MARKET DIVISION
                                      ----------------------------
                                        YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,
(CONTINUED)                                2001           2000
------------------------------------  ----------------------------
Investment Income
 Dividend Income....................     $10,662        $15,604
 Annuity Rate and Expense
   Guarantees.......................       2,945          2,585
                                         -------        -------
 Net Investment Income (Loss).......       7,717         13,019
                                         -------        -------
Realized and Unrealized Gain on
 Investments
 Realized Gain (Loss) on
   Investments......................          --             --
 Unrealized Appreciation
   (Depreciation) of Investments
   During the Period................          --             --
                                         -------        -------
 Net Gain (Loss) on Investments.....          --             --
                                         -------        -------
 Increase (Decrease) in Equity
   Derived from Investment
   Activity.........................     $ 7,717        $13,019
                                         =======        =======

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                       RUSSELL MULTI-STYLE           RUSSELL AGGRESSIVE
                                         EQUITY DIVISION               EQUITY DIVISION
                                   ---------------------------   ---------------------------
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                            2001           2000           2001           2000
--------------------------------------------------------------------------------------------

Investment Income
  Dividend Income...............     $  1,667       $  2,665       $    35        $ 3,500
  Annuity Rate and Expense
    Guarantees..................          688            675           309            270
                                     --------       --------       -------        -------
Net Investment Income (Loss)....          979          1,990          (274)         3,230
                                     --------       --------       -------        -------

Realized and Unrealized Gain on
  Investments
  Realized Gain (Loss) on
    Investments.................       (1,771)           (50)         (817)           133
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period......................      (11,116)       (11,517)          (51)        (4,205)
                                     --------       --------       -------        -------
  Net Gain (Loss) on
    Investments.................      (12,887)       (11,567)         (868)        (4,072)
                                     --------       --------       -------        -------
Increase (Decrease) in Equity
  Derived from Investment
  Activity......................     $(11,908)      $ (9,577)      $(1,142)       $  (842)
                                     ========       ========       =======        =======

                                         RUSSELL NON-               RUSSELL REAL ESTATE              RUSSELL CORE
                                         U.S. DIVISION              SECURITIES DIVISION              BOND DIVISION
                                  ---------------------------   ---------------------------   ---------------------------
                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                           2001           2000           2001           2000           2001           2000
--------------------------------  ---------------------------------------------------------------------------------------
Investment Income
  Dividend Income...............    $    247       $ 3,346         $1,713         $  643         $2,030         $1,105
  Annuity Rate and Expense
    Guarantees..................         404           380            314            109            307            177
                                    --------       -------         ------         ------         ------         ------
Net Investment Income (Loss)....        (157)        2,966          1,399            534          1,723            928
                                    --------       -------         ------         ------         ------         ------
Realized and Unrealized Gain on
  Investments
  Realized Gain (Loss) on
    Investments.................      (9,703)          361            334            (67)            76            (49)
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period......................      (1,315)       (9,905)          (101)         2,416            (60)         1,021
                                    --------       -------         ------         ------         ------         ------
  Net Gain (Loss) on
    Investments.................     (11,018)       (9,544)           233          2,349             16            972
                                    --------       -------         ------         ------         ------         ------
Increase (Decrease) in Equity
  Derived from Investment
  Activity......................    $(11,175)      $(6,578)        $1,632         $2,883         $1,739         $1,900
                                    ========       =======         ======         ======         ======         ======

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                                      SMALL CAP GROWTH
                                            COMBINED                   STOCK DIVISION
                                   ---------------------------   ---------------------------
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       2001           2000           2001           2000
--------------------------------------------------------------------------------------------

Operations
 Net Investment Income...........  $   513,654    $   498,085      $ (1,644)      $  2,324
 Net Realized gain (loss)........       17,277        531,001         2,512          3,619
 Net Change in unrealized
   appreciation (depreciation)...   (1,250,453)    (1,208,683)       (8,977)       (12,343)
                                   -----------    -----------      --------       --------
Increase (Decrease) in Equity....     (719,522)      (179,597)       (8,109)        (6,400)
                                   -----------    -----------      --------       --------

Equity Transactions
 Contract Owners' Net Payments...      603,481        763,315        23,860         41,860
 Annuity Payments................      (14,783)       (15,901)         (137)           (79)
 Surrenders and Other (net)......     (497,556)      (602,624)       (8,305)        (8,323)
 Transfers from Other Divisions
   or Sponsor....................    4,543,701      5,800,223        68,296        155,807
 Transfers to Other Divisions or
   Sponsor.......................   (4,568,930)    (5,822,543)      (67,215)       (67,957)
                                   -----------    -----------      --------       --------
Increase (Decrease) in Equity
 Derived from Equity
 Transactions....................       65,913        122,470        16,499        121,308
                                   -----------    -----------      --------       --------
Net Increase (Decrease) in
 Equity..........................     (653,609)       (57,127)        8,390        114,908

Equity
 Beginning of Period.............    7,711,295      7,768,422       163,689         48,781
                                   -----------    -----------      --------       --------
 End of Period...................  $ 7,057,686    $ 7,711,295      $172,079       $163,689
                                   ===========    ===========      ========       ========

                                   T. ROWE PRICE                                 INTERNATIONAL
                                     SMALL CAP                                      GROWTH
                                       VALUE            AGGRESSIVE GROWTH            STOCK            FRANKLIN TEMPLETON
                                     DIVISION#           STOCK DIVISION            DIVISION#     INTERNATIONAL EQUITY DIVISION
                                   -------------   ---------------------------   -------------   -----------------------------
                                   PERIOD ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                       2001            2001           2000           2001            2001            2000
---------------------------------  -------------------------------------------------------------------------------------------
Operations
 Net Investment Income...........     $     3       $  199,305     $  126,658       $   (5)       $    49,287     $    33,691
 Net Realized gain (loss)........         (42)          16,535        392,026          (11)           (88,618)        (15,031)
 Net Change in unrealized
   appreciation (depreciation)...         607         (456,516)      (468,707)           9            (36,915)        (21,692)
                                      -------       ----------     ----------       ------        -----------     -----------
Increase (Decrease) in Equity....         568         (240,676)        49,977           (7)           (76,246)         (3,032)
                                      -------       ----------     ----------       ------        -----------     -----------
Equity Transactions
 Contract Owners' Net Payments...       1,663           58,786         87,923          909             33,085          48,082
 Annuity Payments................          (4)            (836)        (1,116)          (1)              (659)           (752)
 Surrenders and Other (net)......         (92)         (57,595)       (83,859)          (6)           (28,964)        (36,035)
 Transfers from Other Divisions
   or Sponsor....................       8,475          310,337        974,210        2,747          1,449,456       1,444,860
 Transfers to Other Divisions or
   Sponsor.......................      (1,768)        (345,851)      (908,583)        (747)        (1,456,155)     (1,446,763)
                                      -------       ----------     ----------       ------        -----------     -----------
Increase (Decrease) in Equity
 Derived from Equity
 Transactions....................       8,274          (35,159)        68,575        2,902             (3,237)          9,392
                                      -------       ----------     ----------       ------        -----------     -----------
Net Increase (Decrease) in
 Equity..........................       8,842         (275,835)       118,552        2,895            (79,483)          6,360
Equity
 Beginning of Period.............          --        1,152,470      1,033,918           --            545,542         539,182
                                      -------       ----------     ----------       ------        -----------     -----------
 End of Period...................     $ 8,842       $  876,635     $1,152,470       $2,895        $   466,059     $   545,542
                                      =======       ==========     ==========       ======        ===========     ===========


                                                                                                   J.P. MORGAN SELECT
                                            INDEX 400                                               GROWTH AND INCOME
                                         STOCK DIVISION             GROWTH STOCK DIVISION            STOCK DIVISION
                                   ---------------------------   ---------------------------   ---------------------------
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       2001           2000           2001           2000           2001           2000
---------------------------------  ---------------------------------------------------------------------------------------
Operations
 Net Investment Income...........    $    285       $  9,745      $  15,315       $ 18,543       $  9,530       $ 20,835
 Net Realized gain (loss)........        (403)           100          9,862          4,293         (1,780)        13,671
 Net Change in unrealized
   appreciation (depreciation)...        (950)        (3,008)      (104,702)       (42,658)       (44,500)       (70,575)
                                     --------       --------      ---------       --------       --------       --------
Increase (Decrease) in Equity....      (1,068)         6,837        (79,525)       (19,822)       (36,750)       (36,069)
                                     --------       --------      ---------       --------       --------       --------
Equity Transactions
 Contract Owners' Net Payments...      23,313         21,757         39,745         64,224         29,653         38,724
 Annuity Payments................        (141)           (63)          (725)          (795)          (854)          (898)
 Surrenders and Other (net)......      (5,581)        (2,828)       (27,201)       (31,980)       (23,378)       (33,663)
 Transfers from Other Divisions
   or Sponsor....................      67,802         68,567         61,266        118,575         44,543         46,036
 Transfers to Other Divisions or
   Sponsor.......................     (49,086)       (23,868)       (77,560)       (82,437)       (56,217)       (83,776)
                                     --------       --------      ---------       --------       --------       --------
Increase (Decrease) in Equity
 Derived from Equity
 Transactions....................      36,307         63,565         (4,475)        67,587         (6,253)       (33,577)
                                     --------       --------      ---------       --------       --------       --------
Net Increase (Decrease) in
 Equity..........................      35,239         70,402        (84,000)        47,765        (43,003)       (69,646)
Equity
 Beginning of Period.............      94,846         24,444        518,198        470,433        411,031        480,677
                                     --------       --------      ---------       --------       --------       --------
 End of Period...................    $130,085       $ 94,846      $ 434,198       $518,198       $368,028       $411,031
                                     ========       ========      =========       ========       ========       ========

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                  CAPITAL GUARDIAN
                                      DOMESTIC                INDEX 500            ASSET ALLOCATION
                                  EQUITY DIVISION#         STOCK DIVISION             DIVISION#
                                  ----------------   ---------------------------   ----------------
                                    PERIOD ENDED      YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
(CONTINUED)                             2001             2001           2000             2001
---------------------------------------------------------------------------------------------------

Operations
  Net Investment Income.........      $    22         $   41,047     $   42,940        $    61
  Net Realized gain (loss)......          (38)            44,447         53,840              7
  Net Change in unrealized
    appreciation
    (depreciation)..............          454           (263,595)      (247,062)           326
                                      -------         ----------     ----------        -------
Increase (Decrease) in Equity...          438           (178,101)      (150,282)           394
                                      -------         ----------     ----------        -------

Equity Transactions
  Contract Owners' Net
    Payments....................        2,446             77,642        128,144          2,894
  Annuity Payments..............           (6)            (2,316)        (3,015)            (5)
  Surrenders and Other (net)....         (137)           (79,753)      (106,598)          (137)
  Transfers from Other Divisions
    or Sponsor..................        8,678            119,860        177,597         10,138
  Transfers to Other Divisions
    or Sponsor..................       (1,220)          (162,997)      (212,576)          (723)
                                      -------         ----------     ----------        -------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions..................        9,761            (47,564)       (16,448)        12,167
                                      -------         ----------     ----------        -------
  Net Increase (Decrease) in
    Equity......................       10,199           (225,665)      (166,730)        12,561

Equity
  Beginning of Period...........           --          1,384,090      1,550,820             --
                                      -------         ----------     ----------        -------
  End of Period.................      $10,199         $1,158,425     $1,384,090        $12,561
                                      =======         ==========     ==========        =======


                                                                        HIGH YIELD
                                       BALANCED DIVISION               BOND DIVISION             SELECT BOND DIVISION
                                  ---------------------------   ---------------------------   ---------------------------
                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(CONTINUED)                           2001           2000           2001           2000           2001           2000
--------------------------------  ---------------------------------------------------------------------------------------
Operations
  Net Investment Income.........   $  166,777     $  197,282      $  9,924       $ 10,321       $ 12,360       $ 13,079
  Net Realized gain (loss)......       51,257         85,629        (4,735)        (6,182)           165         (1,292)
  Net Change in unrealized
    appreciation
    (depreciation)..............     (332,482)      (318,159)       (1,486)        (9,974)        10,917          7,685
                                   ----------     ----------      --------       --------       --------       --------
Increase (Decrease) in Equity...     (114,448)       (35,248)        3,703         (5,835)        23,442         19,472
                                   ----------     ----------      --------       --------       --------       --------
Equity Transactions
  Contract Owners' Net
    Payments....................      138,706        152,600        10,026         10,736         33,345         19,043
  Annuity Payments..............       (7,407)        (7,692)         (252)          (278)          (689)          (611)
  Surrenders and Other (net)....     (176,153)      (219,457)       (7,368)        (7,783)       (18,462)       (17,930)
  Transfers from Other Divisions
    or Sponsor..................      128,454         98,806        28,085         15,942        113,431         30,876
  Transfers to Other Divisions
    or Sponsor..................     (167,464)      (214,239)      (26,331)       (31,340)       (63,305)       (49,420)
                                   ----------     ----------      --------       --------       --------       --------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions..................      (83,864)      (189,982)        4,160        (12,723)        64,320        (18,042)
                                   ----------     ----------      --------       --------       --------       --------
  Net Increase (Decrease) in
    Equity......................     (198,312)      (225,230)        7,863        (18,558)        87,762          1,430
Equity
  Beginning of Period...........    2,651,601      2,876,831        96,457        115,015        232,552        231,122
                                   ----------     ----------      --------       --------       --------       --------
  End of Period.................   $2,453,289     $2,651,601      $104,320       $ 96,457       $320,314       $232,552
                                   ==========     ==========      ========       ========       ========       ========



                                     MONEY MARKET DIVISION
                                  ---------------------------
                                   YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,   DECEMBER 31,
(CONTINUED)                           2001           2000
--------------------------------  ---------------------------
Operations
  Net Investment Income.........  $     7,717    $    13,019
  Net Realized gain (loss)......          --             --
  Net Change in unrealized
    appreciation
    (depreciation)..............          --             --
                                  -----------    -----------
Increase (Decrease) in Equity...        7,717         13,019
                                  -----------    -----------
Equity Transactions
  Contract Owners' Net
    Payments....................       84,164         90,968
  Annuity Payments..............         (338)          (272)
  Surrenders and Other (net)....      (53,473)       (43,752)
  Transfers from Other Divisions
    or Sponsor..................    1,927,581      2,492,418
  Transfers to Other Divisions
    or Sponsor..................   (1,915,632)    (2,582,473)
                                  -----------    -----------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions..................       42,302        (43,111)
                                  -----------    -----------
  Net Increase (Decrease) in
    Equity......................       50,019        (30,092)
Equity
  Beginning of Period...........      258,599        288,691
                                  -----------    -----------
  End of Period.................  $   308,618    $   258,599
                                  ===========    ===========

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                   RUSSELL MULTI-STYLE                RUSSELL AGGRESSIVE
                                                     EQUITY DIVISION                   EQUITY DIVISION
                                               ----------------------------      ----------------------------
                                                YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                        2001            2000              2001            2000
-------------------------------------------------------------------------------------------------------------

Operations
  Net Investment Income......................    $    979        $  1,990          $   (274)       $  3,230
  Net Realized gain (loss)...................      (1,771)            (50)             (817)            133
  Net Change in unrealized appreciation
    (depreciation)...........................     (11,116)        (11,517)              (51)         (4,205)
                                                 --------        --------          --------        --------
Increase (Decrease) in Equity................     (11,908)         (9,577)           (1,142)           (842)
                                                 --------        --------          --------        --------

Equity Transactions
  Contract Owners' Net Payments..............      13,471          24,164             4,746           8,268
  Annuity Payments...........................        (146)           (152)              (42)            (31)
  Surrenders and Other (net).................      (3,965)         (3,803)           (1,447)         (2,222)
  Transfers from Other Divisions or
    Sponsor..................................      43,189          49,518            17,053          22,808
  Transfers to Other Divisions or Sponsor....     (42,178)        (33,333)          (17,442)        (11,664)
                                                 --------        --------          --------        --------
Increase (Decrease) in Equity Derived from
  Equity Transactions........................      10,371          36,394             2,868          17,159
                                                 --------        --------          --------        --------
Net Increase (Decrease) in Equity............      (1,537)         26,817             1,726          16,317

Equity
  Beginning of Period........................      75,746          48,929            32,663          16,346
                                                 --------        --------          --------        --------
  End of Period..............................    $ 74,209        $ 75,746          $ 34,389        $ 32,663
                                                 ========        ========          ========        ========

                                                                                   RUSSELL REAL ESTATE
                                                RUSSELL NON-U.S. DIVISION          SECURITIES DIVISION
                                               ----------------------------    ----------------------------
                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                        2001            2000            2001            2000
---------------------------------------------  -------------------------------------------------------------
Operations
  Net Investment Income......................    $   (157)       $  2,966        $  1,399        $   534
  Net Realized gain (loss)...................      (9,703)            361             334            (67)
  Net Change in unrealized appreciation
    (depreciation)...........................      (1,315)         (9,905)           (101)         2,416
                                                 --------        --------        --------        -------
Increase (Decrease) in Equity................     (11,175)         (6,578)          1,632          2,883
                                                 --------        --------        --------        -------
Equity Transactions
  Contract Owners' Net Payments..............       7,192          14,890           8,919          4,410
  Annuity Payments...........................         (69)            (64)            (57)           (18)
  Surrenders and Other (net).................      (2,158)         (2,510)           (878)          (745)
  Transfers from Other Divisions or
    Sponsor..................................      64,926          68,016          34,584         16,361
  Transfers to Other Divisions or Sponsor....     (65,398)        (49,312)        (24,302)        (9,332)
                                                 --------        --------        --------        -------
Increase (Decrease) in Equity Derived from
  Equity Transactions........................       4,493          31,020          18,266         10,676
                                                 --------        --------        --------        -------
Net Increase (Decrease) in Equity............      (6,682)         24,442          19,898         13,559
Equity
  Beginning of Period........................      47,341          22,899          20,225          6,666
                                                 --------        --------        --------        -------
  End of Period..............................    $ 40,659        $ 47,341        $ 40,123        $20,225
                                                 ========        ========        ========        =======


                                                       RUSSELL CORE
                                                      BOND DIVISION
                                               ----------------------------
                                                YEAR ENDED      YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                        2001            2000
---------------------------------------------  ----------------------------
Operations
  Net Investment Income......................    $  1,723       $   928
  Net Realized gain (loss)...................          76           (49)
  Net Change in unrealized appreciation
    (depreciation)...........................         (60)        1,021
                                                 --------       -------
Increase (Decrease) in Equity................       1,739         1,900
                                                 --------       -------
Equity Transactions
  Contract Owners' Net Payments..............       8,916         7,522
  Annuity Payments...........................         (99)          (65)
  Surrenders and Other (net).................      (2,503)       (1,136)
  Transfers from Other Divisions or
    Sponsor..................................      34,800        19,826
  Transfers to Other Divisions or Sponsor....     (27,339)      (15,470)
                                                 --------       -------
Increase (Decrease) in Equity Derived from
  Equity Transactions........................      13,775        10,677
                                                 --------       -------
Net Increase (Decrease) in Equity............      15,514        12,577
Equity
  Beginning of Period........................      26,245        13,668
                                                 --------       -------
  End of Period..............................    $ 41,759       $26,245
                                                 ========       =======

# The initial investment in this Division was made on July 31, 2001

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights
NML VARIABLE ANNUITY ACCOUNT B
(For a unit outstanding during the period)


                                                                UNIT VALUE,    INCREASE
                                               YEAR OR PERIOD   BEGINNING     (DECREASE) IN   UNIT VALUE,      TOTAL      EXPENSE
                  DIVISION                        ENDED         OF PERIOD       EQUITY        END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
Front Load Contract (Series QQ)
Small Cap Growth Stock.......................     12/31/01       $1.972747     $(0.081899)      $1.890848       (4.15%)    0.40%
T. Rowe Price Small Cap Value (1)............     12/31/01        1.000000       0.015860        1.015860        1.59%     0.40%
Aggressive Growth Stock......................     12/31/01        2.815081      (0.568557)       2.246524      (20.20%)    0.40%
International Growth Stock (1)...............     12/31/01        1.000000      (0.095536)       0.904464       (9.55%)    0.40%
Franklin Templeton International Equity......     12/31/01        1.940943      (0.278442)       1.662501      (14.35%)    0.40%
Index 400 Stock..............................     12/31/01        1.313674      (0.013865)       1.299809       (1.06%)    0.40%
Growth Stock.................................     12/31/01        2.814641      (0.409854)       2.404787      (14.56%)    0.40%
J.P. Morgan Select Growth and Income Stock...     12/31/01        2.252648      (0.183473)       2.069175       (8.14%)    0.40%
Capital Guardian Domestic Equity (1).........     12/31/01        1.000000      (0.023524)       0.976476       (2.35%)    0.40%
Index 500 Stock..............................     12/31/01        2.842665      (0.347775)       2.494890      (12.23%)    0.40%
Asset Allocation (1).........................     12/31/01        1.000000      (0.022672)       0.977328       (2.27%)    0.40%
Balanced.....................................     12/31/01        2.105871      (0.074585)       2.031286       (3.54%)    0.40%
High Yield Bond..............................     12/31/01        1.409248       0.064933        1.474181        4.61%     0.40%
Select Bond..................................     12/31/01        1.461268       0.144995        1.606263        9.92%     0.40%
Money Market.................................     12/31/01        1.333271       0.046639        1.379910        3.50%     0.40%
Russell Multi-Style Equity...................     12/31/01        0.937760      (0.136467)       0.801293      (14.55%)    0.40%
Russell Aggressive Equity....................     12/31/01        1.094433      (0.030180)       1.064253       (2.76%)    0.40%
Russell Non-U.S. ............................     12/31/01        1.065355      (0.238046)       0.827309      (22.34%)    0.40%
Russell Real Estate Securities...............     12/31/01        1.172137       0.086778        1.258915        7.40%     0.40%
Russell Core Bond............................     12/31/01        1.083276       0.075539        1.158815        6.97%     0.40%


                                                                UNIT VALUE,    INCREASE
                                               YEAR OR PERIOD   BEGINNING     (DECREASE) IN   UNIT VALUE,      TOTAL      EXPENSE
                  DIVISION                        ENDED         OF PERIOD       EQUITY        END OF PERIOD   RETURN(2)   RATIO(3)
---------------------------------------------------------------------------------------------------------------------------------
Back Load Contract (Series QQ)
Small Cap Growth Stock.......................     12/31/01       $1.945087     $(0.096594)      $1.848493       (4.97%)    1.25%
T. Rowe Price Small Cap Value (1)............     12/31/01        1.000000       0.012260        1.012260        1.23%     1.25%
Aggressive Growth Stock......................     12/31/01        5.691856      (1.188193)       4.503663      (20.88%)    1.25%
International Growth Stock (1)...............     12/31/01        1.000000      (0.098742)       0.901258       (9.87%)    1.25%
Franklin Templeton International Equity......     12/31/01        2.251266      (0.339347)       1.911919      (15.07%)    1.25%
Index 400 Stock..............................     12/31/01        1.295242      (0.024552)       1.270690       (1.90%)    1.25%
Growth Stock.................................     12/31/01        2.901600      (0.443580)       2.458020      (15.29%)    1.25%
J.P. Morgan Select Growth and Income Stock...     12/31/01        2.322995      (0.207320)       2.115675       (8.92%)    1.25%
Capital Guardian Domestic Equity (1).........     12/31/01        1.000000      (0.026996)       0.973004       (2.70%)    1.25%
Index 500 Stock..............................     12/31/01        4.432423      (0.575309)       3.857114      (12.98%)    1.25%
Asset Allocation (1).........................     12/31/01        1.000000      (0.026138)       0.973862       (2.61%)    1.25%
Balanced.....................................     12/31/01        7.368231      (0.321231)       7.047000       (4.36%)    1.25%
High Yield Bond..............................     12/31/01        1.431888       0.053276        1.485164        3.72%     1.25%
Select Bond..................................     12/31/01        7.615016       0.684707        8.299723        8.99%     1.25%
Money Market.................................     12/31/01        2.654580       0.069574        2.724154        2.62%     1.25%
Russell Multi-Style Equity...................     12/31/01        0.924598      (0.141263)       0.783335      (15.28%)    1.25%
Russell Aggressive Equity....................     12/31/01        1.079072      (0.038660)       1.040412       (3.58%)    1.25%
Russell Non-U.S. ............................     12/31/01        1.050412      (0.241633)       0.808779      (23.00%)    1.25%
Russell Real Estate Securities...............     12/31/01        1.155691       0.075035        1.230726        6.49%     1.25%
Russell Core Bond............................     12/31/01        1.068073       0.064799        1.132872        6.07%     1.25%

(1) Portfolio commenced operations on July 31, 2001.
(2) Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(3) Computed on an annualized basis. Does not include expenses of the underlying portfolio.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Notes to Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
December 31, 2001

NOTE 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge of 0-8%; and Fee-Based contracts with no sales or withdrawal charges.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Mortality Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Annuity Table a adjusted with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Funds is recorded on the ex-date of the dividends. Transactions in Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Purchases and sales of the Funds' shares for the year ended December 31, 2001 by each Division are shown below:

DIVISION                         PURCHASES          SALES
--------                         ---------          -----
Small Cap Growth Stock......   $   38,054,929   $   23,272,551
T. Rowe Price Small Cap
  Value.....................        9,893,759        1,602,022
Aggressive Growth Stock.....      446,883,667      283,691,861
International Growth
  Stock.....................        2,936,480           34,275
Franklin Templeton
  International Equity......    1,107,848,431    1,062,192,593
Index 400 Stock.............       43,084,924        6,401,871
Growth Stock................       41,366,448       30,193,469
J.P. Morgan Select Growth
  and Income Stock..........       29,216,024       26,581,408
Capital Guardian Domestic
  Equity....................       11,202,446        1,429,566
Index 500 Stock.............       87,059,124       93,828,347
Asset Allocation............       12,436,064          174,079
Balanced....................      252,712,978      171,201,705
High Yield Bond.............       23,848,557        9,717,280
Select Bond.................       87,483,962       10,894,425
Money Market................    1,321,460,263    1,271,894,336
Russell Multi-Style
  Equity....................       15,574,696        4,441,280
Russell Aggressive Equity...        5,781,864        3,386,964
Russell Non-U.S. ...........       23,071,546       18,776,512
Russell Real Estate
  Securities................       22,911,552        3,393,723
Russell Core Bond...........       18,552,325        3,113,555

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1 1/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1/2% annual rate.

 Notes to Financial Statements

For contracts issued on or after March 31, 1995, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rates, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 5/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rates, respectively. The current charges will not be increased for five years from the date of the most recent Prospectus.

For contracts issued on or after June 30, 2000, for the Fee-Based version the deduction for annuity rate and expense guarantees is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% annual rate. The current charges will not be increased for five years from the date of the most recent Prospectus.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is reinvested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

 Notes to Financial Statements

NOTE 8 -- Equity Values by Division are shown below:
(in thousands, except accumulation unit values)

                                                                                                    CONTRACTS ISSUED:
                                                        CONTRACTS ISSUED:                      AFTER DECEMBER 16, 1981 AND
                                                    PRIOR TO DECEMBER 17, 1981                   PRIOR TO MARCH 31, 1995
                                              --------------------------------------    -----------------------------------------
                                              ACCUMULATION       UNITS                  ACCUMULATION       UNITS
 DIVISION                                      UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING      EQUITY
 --------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock...................     $1.873388           381       $   714     $1.848493         33,099      $   61,183
 T. Rowe Price Small Cap Value............      1.014387            --            --      1.012260          2,822           2,857
 Aggressive Growth Stock..................      4.760371           947         4,509      4.503663        109,860         494,771
 International Growth Stock...............      0.903153            --            --      0.901258            562             507
 Franklin Templeton International
   Equity.................................      1.996677         1,273         2,543      1.911919        125,487         239,920
 Index 400 Stock..........................      1.287807           478           615      1.270690         33,195          42,181
 Growth Stock.............................      2.554121           656         1,676      2.458020         66,217         162,764
 J.P. Morgan Select Growth and Income
   Stock..................................      2.198364           544         1,195      2.115675         67,222         142,220
 Capital Guardian Domestic Equity.........      0.975051            --            --      0.973004          2,632           2,561
 Index 500 Stock..........................      4.076752         8,787        35,821      3.857114        140,198         540,758
 Asset Allocation.........................      0.975908             6             6      0.973862          4,917           4,789
 Balanced.................................      7.787723         4,202        32,726      7.047000        237,544       1,673,976
 High Yield Bond..........................      1.543249            88           136      1.485164         20,388          30,280
 Select Bond..............................      9.174827           684         6,277      8.299723         16,893         140,208
 Money Market.............................      3.010839         1,044         3,143      2.724154         48,198         131,297
 Russell Multi-Style Equity...............      0.793888           272           216      0.783335         23,790          18,635
 Russell Aggressive Equity................      1.054435           154           162      1.040412          9,890          10,290
 Russell Non-U.S..........................      0.819680           115            94      0.808779         13,605          11,003
 Russell Real Estate Securities...........      1.247315            28            35      1.230726          9,256          11,392
 Russell Core Bond........................      1.148123            10            12      1.132872          7,626           8,639
                                                                             -------                                   ----------
   Equity.................................                                    89,880                                    3,730,231
   Annuity Reserves.......................                                     3,870                                       62,275
                                                                             -------                                   ----------
   Total Equity...........................                                   $93,750                                   $3,792,506
                                                                             =======                                   ==========

                                                        CONTRACTS ISSUED:                           CONTRACTS ISSUED:
                                                   ON OR AFTER MARCH 31, 1995                  ON OR AFTER MARCH 31, 1995
                                                       FRONT LOAD VERSION                           BACK LOAD VERSION
                                             ---------------------------------------    -----------------------------------------
                                             ACCUMULATION       UNITS                   ACCUMULATION       UNITS
 DIVISION                                     UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING      EQUITY
 --------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock..................     $1.890848        15,922       $ 30,107     $1.848493        26,052       $   48,157
 T. Rowe Price Small Cap Value...........      1.015860         1,494          1,518      1.012260         2,002            2,027
 Aggressive Growth Stock.................      2.246524        39,699         89,185      4.503663        54,333          244,698
 International Growth Stock..............      0.904464           893            808      0.901258           478              431
 Franklin Templeton International
   Equity................................      1.662501        43,787         72,795      1.911919        63,465          121,339
 Index 400 Stock.........................      1.299809        16,642         21,631      1.270690        27,949           35,514
 Growth Stock............................      2.404787        30,388         73,076      2.458020        63,541          156,186
 J.P. Morgan Select Growth and Income
   Stock.................................      2.069175        29,263         60,551      2.115675        65,286          138,125
 Capital Guardian Domestic Equity........      0.976476         1,938          1,893      0.973004         2,436            2,370
 Index 500 Stock.........................      2.494890        59,351        148,074      3.857114        93,733          361,539
 Asset Allocation........................      0.977328         2,156          2,107      0.973862         2,595            2,527
 Balanced................................      2.031286        88,805        180,388      7.047000        57,631          406,128
 High Yield Bond.........................      1.474181        15,352         22,631      1.485164        27,704           41,146
 Select Bond.............................      1.606263        31,705         50,926      8.299723        10,114           83,940
 Money Market............................      1.379910        38,574         53,229      2.724154        25,637           69,839
 Russell Multi-Style Equity..............      0.801293        23,334         18,698      0.783335        26,373           20,659
 Russell Aggressive Equity...............      1.064253         7,916          8,425      1.040412         8,919            9,279
 Russell Non-U.S.........................      0.827309        12,452         10,302      0.808779        12,691           10,265
 Russell Real Estate Securities..........      1.258915         6,201          7,806      1.230726         7,837            9,645
 Russell Core Bond.......................      1.158815        10,027         11,619      1.132872         8,767            9,932
                                                                            --------                                   ----------
   Equity................................                                    865,769                                    1,773,746
   Annuity Reserves......................                                      9,309                                       29,349
                                                                            --------                                   ----------
   Total Equity..........................                                   $875,078                                   $1,803,095
                                                                            ========                                   ==========

 Notes to Financial Statements

                                                          CONTRACTS ISSUED:                          CONTRACTS ISSUED:
                                                     ON OR AFTER MARCH 31, 2000                 ON OR AFTER MARCH 31, 2000
                                                         FRONT LOAD VERSION                          BACK LOAD VERSION
                                               ---------------------------------------    ---------------------------------------
                                               ACCUMULATION       UNITS                   ACCUMULATION       UNITS
 DIVISION                                       UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
 --------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock....................     $0.865935        13,883       $ 12,022     $1.848493         9,860       $ 18,227
 T. Rowe Price Small Cap Value.............      1.015445           969            984      1.012260         1,215          1,230
 Aggressive Growth Stock...................      0.719033        19,894         14,304      4.503663         5,064         22,804
 International Growth Stock................      0.904093           502            454      0.901258           602            542
 Franklin Templeton International Equity...      0.851962        13,406         11,421      1.911919         6,861         13,117
 Index 400 Stock...........................      1.023646        11,324         11,592      1.270690        13,127         16,681
 Growth Stock..............................      0.782628        17,374         13,598      2.458020         8,560         21,041
 J.P. Morgan Select Growth and Income
   Stock...................................      0.814020        10,592          8,622      2.115675         5,243         11,093
 Capital Guardian Domestic Equity..........      0.976072         1,364          1,331      0.973004         1,486          1,446
 Index 500 Stock...........................      0.779001        29,925         23,312      3.857114         8,435         32,535
 Asset Allocation..........................      0.976926         1,019            995      0.973862         1,831          1,783
 Balanced..................................      0.937735        47,955         44,969      7.047000         8,427         59,388
 High Yield Bond...........................      1.006773         4,079          4,106      1.485164         2,773          4,118
 Select Bond...............................      1.184790        13,121         15,546      8.299723         2,098         17,409
 Money Market..............................      1.079788        21,133         22,820      2.724154         9,318         25,382
 Russell Multi-Style Equity................      0.751294         9,523          7,155      0.783335         9,084          7,116
 Russell Aggressive Equity.................      0.903873         3,416          3,088      1.040412         2,556          2,659
 Russell Non-U.S...........................      0.659991         6,653          4,391      0.808779         4,874          3,942
 Russell Real Estate Securities............      1.331406         3,359          4,473      1.230726         4,572          5,627
 Russell Core Bond.........................      1.148513         4,757          5,464      1.132872         4,019          4,553
                                                                              --------                                   --------
   Equity..................................                                    210,647                                    270,693
   Annuity Reserves........................                                      1,334                                      3,944
                                                                              --------                                   --------
   Total Equity............................                                   $211,981                                   $274,637
                                                                              ========                                   ========

                                                          CONTRACTS ISSUED:
                                                      ON OR AFTER JUNE 30, 2000
                                                          FEE-BASED VERSION
                                               ---------------------------------------
                                               ACCUMULATION       UNITS
 DIVISION                                       UNIT VALUE     OUTSTANDING     EQUITY
 -------------------------------------------------------------------------------------
 Small Cap Growth Stock....................     $0.844471           508       $    429
 T. Rowe Price Small Cap Value.............      1.016079            23             23
 Aggressive Growth Stock...................      0.733386           583            427
 International Growth Stock................      0.904664           130            117
 Franklin Templeton International Equity...      0.837038           699            585
 Index 400 Stock...........................      1.055191           360            380
 Growth Stock..............................      0.799533           609            487
 J.P. Morgan Select Growth and Income
   Stock...................................      0.865578           578            500
 Capital Guardian Domestic Equity..........      0.976685           210            205
 Index 500 Stock...........................      0.802827           501            403
 Asset Allocation..........................      0.977539            --             --
 Balanced..................................      0.946191           410            388
 High Yield Bond...........................      1.008436           150            152
 Select Bond...............................      1.175057           499            586
 Money Market..............................      1.067537            79             85
 Russell Multi-Style Equity................      0.783029           614            481
 Russell Aggressive Equity.................      0.933024           181            169
 Russell Non-U.S...........................      0.696138           334            233
 Russell Real Estate Securities............      1.220071           358            436
 Russell Core Bond.........................      1.133492           488            553
                                                                              --------
   Equity..................................                                      6,639
   Annuity Reserves........................                                         --
                                                                              --------
   Total Equity............................                                   $  6,639
                                                                              ========

 Accountants' Report

[PRICEWATERHOUSECOOPERS LOGO]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity and financial highlights, present fairly, in all material respects, the financial position of NML Variable Annuity Account B and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, Index 400 Stock Division, Growth Stock Division, J.P. Morgan Select Growth & Income Stock Division, Capital Guardian Domestic Equity Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 2001, the results of each of their operations for the year or period then ended and the changes in each of their equity for the two years or the period then ended and the financial highlights for the year or period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2001 with Northwestern Mutual Series Fund, Inc., and the Russell Insurance Funds, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP]

Milwaukee, Wisconsin
January 25, 2002

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statement of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                                   DECEMBER 31,
                                                                ------------------
                                                                 2001       2000
----------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $44,306    $40,607
  Common and preferred stocks...............................      5,369      6,216
  Mortgage loans............................................     15,164     14,431
  Real estate...............................................      1,671      1,627
  Policy loans..............................................      9,028      8,504
  Other investments.........................................      4,817      4,508
  Cash and temporary investments............................      2,018      1,217
                                                                -------    -------
    TOTAL INVESTMENTS.......................................     82,373     77,110
  Due and accrued investment income.........................      1,048      1,008
  Net deferred tax assets...................................      1,602         --
  Deferred premium and other assets.........................      1,583      1,510
  Separate account assets...................................     11,786     12,497
                                                                -------    -------
    TOTAL ASSETS............................................    $98,392    $92,125
                                                                =======    =======

LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $68,432    $62,816
  Policyowner dividends payable.............................      3,650      3,350
  Interest maintenance reserve..............................        375        378
  Asset valuation reserve...................................      2,034      2,298
  Income taxes payable......................................      1,329      1,228
  Other liabilities.........................................      3,894      3,662
  Separate account liabilities..............................     11,786     12,497
                                                                -------    -------
    TOTAL LIABILITIES.......................................     91,500     86,229
  Surplus...................................................      6,892      5,896
                                                                -------    -------
    TOTAL LIABILITIES AND SURPLUS...........................    $98,392    $92,125
                                                                =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
                                                                 2001       2000       1999
---------------------------------------------------------------------------------------------
REVENUE
  Premiums..................................................    $ 9,408    $ 8,925    $ 8,344
  Net investment income.....................................      5,532      5,339      4,766
  Other income..............................................        405      1,118        970
                                                                -------    -------    -------
    TOTAL REVENUE...........................................     15,345     15,382     14,080
                                                                -------    -------    -------

BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........      3,808      4,541      4,023
  Net additions to policy benefit reserves..................      5,367      4,815      4,469
  Net transfers to separate accounts........................        502        469        516
                                                                -------    -------    -------
    TOTAL BENEFITS..........................................      9,677      9,825      9,008
  Commissions and operating expenses........................      1,453      1,416      1,287
                                                                -------    -------    -------
    TOTAL BENEFITS AND EXPENSES.............................     11,130     11,241     10,295
                                                                -------    -------    -------
    GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.........      4,215      4,141      3,785
  Policyowner dividends.....................................      3,651      3,334      3,091
                                                                -------    -------    -------
    GAIN FROM OPERATIONS BEFORE TAXES.......................        564        807        694
  Income tax expense........................................        173        125        203
                                                                -------    -------    -------
    NET GAIN FROM OPERATIONS................................        391        682        491
  Net realized capital gains................................        259      1,147        846
                                                                -------    -------    -------
    NET INCOME..............................................    $   650    $ 1,829    $ 1,337
                                                                =======    =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                 2001      2000       1999
-------------------------------------------------------------------------------------------

BEGINNING OF YEAR BALANCE...................................    $5,896    $ 5,069    $4,741
  Net income................................................       650      1,829     1,337
  Increase (decrease) in net unrealized gains...............      (555)    (1,043)      213
  (Increase) decrease in asset valuation reserve............       264         73      (377)
  Charge-off of goodwill (Note 11)..........................        (9)       (12)     (842)
  Cumulative effect of changes in accounting principles
    (Note 1)................................................       749      --         --
  Increase in net deferred tax assets.......................        73      --         --
  Change in reserve valuation basis (Note 5)................       (61)     --         --
  Other net decreases.......................................      (115)       (20)       (3)
                                                                ------    -------    ------
    NET INCREASE IN SURPLUS.................................       996        827       328
                                                                ------    -------    ------

END OF YEAR BALANCE.........................................    $6,892    $ 5,896    $5,069
                                                                ======    =======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                 2001      2000      1999
------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Premiums and other income received........................    $6,607    $6,279    $5,881
  Investment income received................................     5,527     5,000     4,476
  Disbursement of policy loans, net of repayments...........      (524)     (566)     (358)
  Payments to policyowners and beneficiaries................    (3,996)   (3,967)   (3,495)
  Net transfers to separate accounts........................      (534)     (469)     (516)
  Commissions, expenses and taxes paid......................    (1,708)   (1,845)   (1,699)
  Other, net................................................       202       224       (56)
                                                                ------    ------    ------
      NET CASH PROVIDED BY OPERATING ACTIVITIES.............     5,574     4,656     4,233
                                                                ------    ------    ------

CASH FLOWS FROM INVESTING ACTIVITIES:
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED:
    Bonds...................................................    35,318    29,539    20,788
    Common and preferred stocks.............................    15,465     9,437    13,331
    Mortgage loans..........................................     1,174     1,198     1,356
    Real estate.............................................       244       302       216
    Other investments.......................................       413       659       830
                                                                ------    ------    ------
                                                                52,614    41,135    36,521
                                                                ------    ------    ------
  COST OF INVESTMENTS ACQUIRED:
    Bonds...................................................    38,915    33,378    22,849
    Common and preferred stocks.............................    15,014     8,177    13,794
    Mortgage loans..........................................     2,003     2,261     2,500
    Real estate.............................................       353       224       362
    Other investments.......................................     1,106     1,535     1,864
                                                                ------    ------    ------
                                                                57,391    45,575    41,369
                                                                ------    ------    ------
  Net increase (decrease) due to securities lending and
    other...................................................         4      (158)      499
                                                                ------    ------    ------
      NET CASH USED IN INVESTING ACTIVITIES.................    (4,773)   (4,598)   (4,349)
                                                                ------    ------    ------
      NET INCREASE (DECREASE) IN CASH AND TEMPORARY
       INVESTMENTS..........................................       801        58      (116)
Cash and temporary investments, beginning of year...........     1,217     1,159     1,275
                                                                ------    ------    ------
Cash and temporary investments, end of year.................    $2,018    $1,217    $1,159
                                                                ======    ======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 2001, 2000 and 1999

1. BASIS OF PRESENTATION AND CHANGES IN ACCOUNTING PRINCIPLES
The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Effective January 1, 2001, insurance companies domiciled in Wisconsin are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners ("NAIC") Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI").

These new requirements differ from those used prior to January 1, 2001, primarily because under the new statutory accounting principles: (1) deferred tax balances are established for temporary differences between book and tax bases of certain assets and liabilities, (2) investment valuation adjustments on impaired assets are measured differently and are reported as realized losses,
(3) pension and other employee benefit obligations are accounted for based on the funded status of the related plans, (4) recognition of earnings from unconsolidated subsidiaries and affiliates as net investment income is limited to dividends received, (5) certain software costs can be capitalized and amortized to expense over a maximum of five years, and (6) premiums, benefits and reserve changes for policies that do not have significant mortality or morbidity risks ("deposit-type contracts") are not included in revenue or benefits as reported in the consolidated statement of operations.

The cumulative effect of adoption of these new accounting principles was reported as an adjustment to surplus as of January 1, 2001, with no restatement of prior periods permitted. This cumulative effect was the difference in the amount of surplus that would have been reported at that date if the new accounting principles had been retroactively applied to all prior periods. The cumulative effect of these accounting changes increased surplus by $749 million at that date, and included the following (in millions):

Deferred tax accounting...........................    $850
Pension plan liabilities..........................     (74)
Investment valuation changes, net.................     (27)
                                                      ----
                                                      $749
                                                      ====

Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves use different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated,
(5) changes in deferred taxes are reported as a component of net income, and (6) no deferral of realized gains and losses is permitted. The effects on the financial statements of the Company from the differences between the statutory basis of accounting and GAAP are material.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with the statutory basis of accounting requires management to use assumptions or make estimates that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these assumptions and estimates.

INVESTMENTS
See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

POLICY LOANS
Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies. They are reported in the financial statements at unpaid principal balance.

OTHER INVESTMENTS
Other investments consist primarily of joint venture and partnership investments. These investments are valued at the Company's share of equity in the partnerships' or ventures' net assets, which approximates fair value. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives.

TEMPORARY INVESTMENTS
Temporary investments represent debt securities that have maturities of one year or less at purchase. They are reported at amortized cost, which approximates fair value.

NET INVESTMENT INCOME
Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is nonadmitted and charged directly to surplus. Beginning January 1, 2001, net investment income also includes dividends paid to the Company from accumulated earnings of unconsolidated subsidiaries, affiliates, partnerships and joint ventures. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

INTEREST MAINTENANCE RESERVE
The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term-to-maturity of the investment sold.

INVESTMENT CAPITAL GAINS AND LOSSES
Realized investment gains and losses are recognized based upon specific identification of securities sold. Beginning January 1, 2001 realized investment gains and losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans and other investments with a decline in value that management considers to be other than temporary. Prior to 2001, these valuation adjustments were classified as unrealized investment losses and only realized upon disposition. Realized capital gains and losses as reported in the consolidated statement of operations are net of any IMR deferrals and current income tax expense. See Note 3 regarding details of reported realized capital gains and losses.

Unrealized investment gains and losses primarily represent changes in the reported fair value of common stocks. Beginning January 1, 2001 changes in the Company's share of undistributed earnings in unconsolidated subsidiaries, affiliates, partnerships and joint ventures are classified as changes in unrealized capital gains and losses. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. See Note 3 regarding details of reported changes in unrealized capital gains and losses.

ASSET VALUATION RESERVE
The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

SEPARATE ACCOUNTS
See Note 7 regarding separate account assets and liabilities reported by the Company.

PREMIUM REVENUE
Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Premium revenue is reported net of ceded reinsurance, see Note 9.

OTHER INCOME
Other income includes considerations received on supplementary annuity contracts, ceded reinsurance expense allowances and various insurance policy charges. Beginning January 1, 2001, considerations received on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from revenue. Prior to 2001, these considerations were reported as revenue.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES
Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, as well as matured endowments and supplementary contract payments. Beginning January 1, 2001 benefit payments on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from expense. Prior to 2001, these payments were reported as benefit expense. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

RESERVES FOR POLICY BENEFITS
See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

COMMISSIONS AND OPERATING EXPENSES
Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE
Electronic data processing ("EDP") equipment and software used in the Company's business are reported at cost less accumulated depreciation. Beginning January 1, 2001 certain software costs are capitalized and depreciated over a maximum of five years, while EDP equipment is capitalized and depreciated over three years. Most unamortized software costs are nonadmitted assets and thereby excluded from surplus. Prior to 2001, the Company expensed all software costs, while EDP equipment was capitalized and amortized over its useful life. EDP equipment and software of $18 million and $16 million at December 31, 2001 and 2000, respectively, were net of accumulated depreciation of $44 million and $43 million, respectively, and included in other assets in the consolidated statement of financial position. Depreciation expense is recorded using the straight-line method and totaled $14 million, $8 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively.

POLICYOWNER DIVIDENDS
Almost all life insurance policies and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. A majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the consolidated statement of operations, but are not included in premiums received or policy benefits paid in the consolidated statement of cash flows.

NONADMITTED ASSETS
Certain assets are designated as nonadmitted and thereby not permitted as a component of surplus on the statutory basis of accounting. Such assets, principally pension-related assets, amounts advanced to or due from the Company's financial representatives, and fixed assets, EDP equipment and software net of accumulated depreciation, are excluded from the consolidated statement of financial position. Changes in nonadmitted assets are reported as direct adjustments to surplus.

RECLASSIFICATION
Certain financial statement balances for 2000 and 1999 have been reclassified to conform to the current year presentation.

3. INVESTMENTS

BONDS
Investments in bonds are reported in the financial statements at amortized cost, except for bonds in default, which are reported at the lower of amortized cost or fair value.

Statement value and estimated fair value of these securities at December 31, 2001 and 2000 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
DECEMBER 31, 2001        VALUE       GAINS        LOSSES       VALUE
-----------------      ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government......   $ 4,271      $  221       $ (84)      $ 4,408
States, territories
  and possessions....       262          29       --              291
Special revenue and
  assessments........     6,032         185         (23)        6,194
Public utilities.....     2,748          86         (19)        2,815
Banks, trust and
  insurance
  companies..........     1,306          46         (18)        1,334
Industrial and
  miscellaneous......    29,685       1,026        (555)       30,156
Parent, subsidiaries
  and affiliates.....         2       --          --                2
                        -------      ------       -----       -------
  Total..............   $44,306      $1,593       $(699)      $45,200
                        =======      ======       =====       =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
DECEMBER 31, 2000        VALUE       GAINS        LOSSES       VALUE
-----------------      ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government......   $ 3,870      $  241      $   (44)     $ 4,067
States, territories
  and possessions....       261          18        --             279
Special revenue and
  assessments........     5,830         190          (26)       5,994
Public utilities.....     2,669          37          (77)       2,629
Banks, trust and
  insurance
  companies..........     1,128          29           (3)       1,154
Industrial and
  miscellaneous......    26,846         542         (888)      26,500
Parent, subsidiaries
  and affiliates.....         3       --           --               3
                        -------      ------      -------      -------
  Total..............   $40,607      $1,057      $(1,038)     $40,626
                        =======      ======      =======      =======

Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Statement value and estimated fair value by contractual maturity at December 31, 2001 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                        STATEMENT   ESTIMATED
                                          VALUE     FAIR VALUE
                                        ---------   ----------
                                            (IN MILLIONS)
Due in one year or less...............   $   823     $   812
Due after one year through five
  years...............................     5,931       6,062
Due after five years through ten
  years...............................    13,923      14,186
Due after ten years...................    10,604      10,730
                                         -------     -------
                                          31,281      31,790
Structured securities.................    13,025      13,410
                                         -------     -------
  Total...............................   $44,306     $45,200
                                         =======     =======

COMMON AND PREFERRED STOCKS
Common stocks are reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

For any decline in the fair value of a common or preferred stock that is considered to be other than temporary, a valuation adjustment is made to reduce the cost of the security to fair value and recognized as a realized capital loss.

MORTGAGE LOANS AND REAL ESTATE
Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fees. These fees are generally deferred and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

The maximum and minimum interest rates for mortgage loans originated during 2001 were 9.8% and 6.4%, respectively. The aggregate average ratio of loaned amounts to the value of collateral for mortgage loans originated during 2001 was 68%, with a maximum of 100% for any single loan.

Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the change in valuation adjustment is classified as an unrealized gain or loss. Beginning January 1, 2001 valuation adjustments for impairments considered to be other than temporary are classified as realized losses. Prior to 2001, all changes in valuation adjustments were classified as unrealized gains and losses. At December 31, 2001, reported value of mortgage loans was reduced by $112 million in valuation adjustments.

Real estate investments are reported in the financial statements at cost, less encumbrances and accumulated depreciation of buildings or other improvements using a straight-line method over the estimated useful life of the improvements. An investment in real estate is considered impaired when the projected undiscounted net cash flow from the investment is less than depreciated cost. When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, after encumbrances, based on appraisal of the property. At December 31, 2001, reported value of real estate investments was reduced by $52 million in valuation adjustments.

CAPITAL GAINS AND LOSSES
Realized investment gains and losses for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2001
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds...........................   $  537    $  (674)    $(137)
Common and preferred stocks.....      863       (569)      294
Mortgage loans..................    --           (10)      (10)
Real estate.....................       85        (11)       74
Other invested assets...........      296       (149)      147
                                   ------    -------     -----
                                   $1,781    $(1,413)      368
                                   ======    =======
Less: Capital gains taxes.......                            98
Less: IMR gains (losses)........                            11
                                                         -----
Net realized capital gains......                         $ 259
                                                         =====

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2000
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds..........................    $  369     $(416)     $  (47)
Common and preferred stocks....     1,534      (333)      1,201
Mortgage loans.................     --          (25)        (25)
Real estate....................       101      --           101
Other invested assets..........       395      (177)        218
                                   ------     -----      ------
                                   $2,399     $(951)      1,448
                                   ======     =====
Less: Capital gains taxes......                             353
Less: IMR gains (losses).......                             (52)
                                                         ------
Net realized capital gains.....                          $1,147
                                                         ======

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1999
                                  ------------------------------
                                                          NET
                                                        REALIZED
                                  REALIZED   REALIZED    GAINS
                                   GAINS      LOSSES    (LOSSES)
                                  --------   --------   --------
                                          (IN MILLIONS)
Bonds..........................    $  219     $(404)     $ (185)
Common and preferred stocks....     1,270      (255)      1,015
Mortgage loans.................        22       (12)         10
Real estate....................        92      --            92
Other invested assets..........       308      (189)        119
                                   ------     -----      ------
                                   $1,911     $(860)      1,051
                                   ======     =====
Less: Capital gains taxes......                             244
Less: IMR gains (losses).......                             (39)
                                                         ------
Net realized capital gains.....                          $  846
                                                         ======

Proceeds on the sale of securities totaled $30 billion, $25 billion, and $16 billion for the years ended December 31, 2001, 2000 and 1999, respectively.

Changes in net unrealized investment gains and losses for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                      -----------------------
                                      2001     2000     1999
                                      -----   -------   -----
                                           (IN MILLIONS)
Bonds...............................  $ (15)  $  (208)  $(178)
Common and preferred stocks.........   (699)     (851)    415
Mortgage loans......................   --          (2)    (10)
Real estate.........................   --          (4)     (2)
Other investments...................   (193)       22     (12)
                                      -----   -------   -----
                                       (907)  $(1,043)  $ 213
                                              =======   =====
Change in deferred taxes............    352
                                      -----
                                      $(555)
                                      =====

See Note 10 regarding the accounting change in 2001 for deferred taxes.

SECURITIES LENDING
The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets held and the related liability due to counterparties of $1.3 billion and $1.4 billion are included in the consolidated statement of financial position at December 31, 2001 and 2000, respectively, and approximate the statement value of securities loaned at those dates.

4. DERIVATIVE FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. Market risk arises from changes in the fair value of the underlying instruments. The Company is also exposed to credit risk in the event of nonperformance of the counterparties.

Derivative investments are classified as other investments in the consolidated statement of financial position. Derivative financial instruments that hedge specific assets and liabilities are reported in a manner consistent with the hedged item (e.g. at amortized cost or fair value), while derivative financial instruments that hedge a portfolio of assets or liabilities are reported at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the contract at the reporting date. Changes in the carrying value of derivatives that hedge a portfolio of assets or liabilities are reported as realized capital gains and losses.

The Company held the following positions for hedging purposes at December 31, 2001 and 2000:

                                                                      DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                -----------------------------      -----------------------------
                                                                CARRYING    NOTIONAL    FAIR       CARRYING    NOTIONAL    FAIR
DERIVATIVE INSTRUMENT                                            VALUE       AMOUNT     VALUE       VALUE       AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         (IN MILLIONS)
SPECIFIC HEDGES:
  Foreign currency swaps....................................        1          70        11            6         118         5
  Forward contracts.........................................       --         200         3           --         400        10
  Interest rate swaps.......................................        1          88         6           --          83         2
  Swaptions/interest rate floors............................       14         829        32           16         977        16
  Default swaps.............................................       --          57        --           --          52        --

PORTFOLIO HEDGES:
  Common stock futures and equity swaps.....................        9         221         9           28         565        28
  Financial futures.........................................       (2)        203        (2)          --          --        --
  Foreign currency forward contracts........................       --         502        --          (26)        803        (3)

The carrying value of derivative financial instruments includes receivables of $9 million and $23 million at December 31, 2001 and 2000, respectively. The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

The Company uses foreign currency swaps, which are traded over-the-counter, to hedge its exposure to bond cash-flows denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

The Company uses forward contracts to buy or sell a financial instrument at a specified future date. Forward contracts fix the price, quantity, quality and date of the purchase and sale. Some forward contracts involve the initial payment of cash and may be settled in cash instead of physical delivery of the underlying instrument.

The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments. An interest rate swap is a contractual agreement to exchange payments based on the actual or expected price level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income.

The Company uses swaptions and interest rate floors to hedge against the negative impact of a significant and sustained increase or decrease in interest rates. The purpose of the Company's swaption program is to protect against the effect of rising interest rates. Swaptions entitle the Company to receive settlement payments from the counterparties on specified expiration date, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The premium paid for the swaptions is included in other investments and is amortized into interest income over the term of the agreements. Floors are option contracts in which the floor seller, in return for a premium, agrees to limit the risk associated with a decline in a reference rate or index.

The Company uses default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the Company to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration.

The Company uses common stock futures and equity swaps to mitigate its exposure to equity market fluctuations. Futures are standardized forward contracts traded on organized exchanges. Swaps are contracts to exchange, for a period of time, the investment performance of one underlying instrument for the investment performance of another underlying instrument, typically without exchanging the instruments themselves.

The Company uses financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. These contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market value of financial futures contracts are made daily.

The Company uses foreign currency forward contracts, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate.

5. RESERVES FOR POLICY BENEFITS
Reserves for policy benefits represent the estimated net present value of future policy benefits, less future policy premiums, established using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from the assumptions used to make these estimates.

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method, employing various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2001, the Company has $690 billion of total life insurance in-force, including $7 billion of life insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation methods and assumptions set by the OCI.

As of January 1, 2001, the Company changed the valuation basis for reserves on certain term life insurance policies. The impact of this change increased policy benefit reserves by $61 million, and is reported as a direct reduction of surplus for the year ended December 31, 2001.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiple mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily valued using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%. Beginning January 1, 2001 changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations. Prior to 2001, these reserve changes were reported as a component of operations.

At December 31, 2001, the withdrawal characteristics of the Company's annuity reserves and deposit liabilities were as follows:

                                           AMOUNT     PERCENT
                                           -------    -------
                                             (IN MILLIONS)
Subject to discretionary
  withdrawal -- with market value
  adjustment...........................    $ 8,936     63.5%
Subject to discretionary
  withdrawal -- without market value
  adjustment...........................      2,260     16.1%
Not subject to discretionary withdrawal
  provision............................      2,869     20.4%
                                           -------     -----
                                           $14,065    100.0%
                                           =======

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, interest rates ranging from 3% to 4% and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments, primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) and interest rates ranging from 3% to 5 1/2%.

6. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums at December 31, 2001 were as follows:

TYPE OF BUSINESS                            GROSS      NET
----------------                            ------    ------
                                             (IN MILLIONS)
Ordinary new business...................    $  145    $   77
Ordinary renewal........................     1,351     1,103
                                            ------    ------
                                            $1,496    $1,180
                                            ======    ======

7. SEPARATE ACCOUNTS
Separate account assets and related policy liabilities represent the segregation of funds deposited by variable life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

All separate accounts liabilities are non-guaranteed. Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2001 (in millions):

At market value................................    $ 9,780
Not subject to discretionary withdrawal........      1,762
Non-policy liabilities.........................        244
                                                   -------
  Total........................................    $11,786
                                                   =======

Separate account premiums and other considerations received during the year ended December 31, 2001 were $1,419 million and reported as revenues in the consolidated statement of operations. Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement and the amount reported as net transfers to separate accounts in the accompanying statement of operations for the year ended December 31, 2001 (in millions):

From Separate Account Annual Statement:
  Transfers to Separate Accounts.................  $ 1,419
  Transfers from Separate Accounts...............   (1,128)
                                                   -------
                                                       291
Reconciling adjustments:
  Investment management and administrative
    charges......................................       72
  Mortality, breakage and taxes..................      139
                                                   -------
    Net transfers to separate accounts...........  $   502
                                                   =======

8. EMPLOYEE AND REPRESENTATIVE BENEFIT PLANS
The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and field representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements.

Beginning January 1, 2001 the costs associated with these retirement benefits are expensed over the period that the participant provides services to the Company, including recognition of pension assets and liabilities based on the funded status of the related plans. Pension assets are nonadmitted and thereby excluded from surplus. Prior to 2001, the Company recognized pension expense only in the periods in which contributions to plan assets were made.

In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, representatives and eligible dependents. Substantially all employees and representatives will become eligible for these benefits if they reach retirement age while working for the Company.

The funded status of the Company's defined benefit plans, both funded and unfunded, and postretirement benefits at December 31, 2001 were as follows:

                             FUNDED   UNFUNDED   POSTRETIREMENT
                             PLANS     PLANS        BENEFITS
                             ------   --------   --------------
                                       (IN MILLIONS)
Accumulated benefit
  obligation:
  Vested participants......  $ 874     $ 169          $ 96
  Nonvested participants...     10         1           --
                             ------    -----          ----
                               884       170            96
Effect of future salary
  increases................    240        71           --
                             ------    -----          ----
  Projected benefit
    obligation.............  1,124       241            96
Plan assets at fair
  value....................  1,819        (4)           24
                             ------    -----          ----
  Funded status............    695      (245)          (72)
Unrecognized transition
  (asset) liability........   (657)     --             --
                             ------    -----          ----
  Net pension asset
    (liability)............  $  38     $(245)         $(72)
                             ======    =====          ====

The projected benefit obligations were estimated using a discount rate of 7%, an assumed long-term rate of return on plan assets of 9%, and assumptions regarding future employee turnover and compensation trends based on Company experience. Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. Fair value of plan assets is based primarily on quoted market value.

Changes in projected benefit obligations and plan assets during the year ended December 31, 2001 were as follows:

                                      PENSION   POSTRETIREMENT
                                       PLANS       BENEFITS
                                      -------   --------------
                                           (IN MILLIONS)
Benefit obligation at January 1.....  $1,259         $89
Changes in benefit obligation:
  Service cost......................      50           7
  Interest cost.....................      86           6
  Benefits paid.....................     (30)         (6)
                                      ------         ---
Benefit obligation at December 31...  $1,365         $96
                                      ======         ===
Fair value of plan assets at January
  1.................................  $1,694         $23
Changes in plan assets:
  Expected return on plan assets....     151           2
  Benefits paid.....................     (30)         (1)
                                      ------         ---
Fair value of plan assets at
  December 31.......................  $1,815         $24
                                      ======         ===

The components of net periodic pension expense (benefit) for the year ended December 31, 2001 were as follows (in millions):

Service cost of benefits earned....................  $  50
Interest cost on projected obligations.............     86
Expected return on plan assets.....................   (151)
                                                     -----
  Net periodic pension expense (benefit)...........  $ (15)
                                                     =====

The components of net periodic postretirement expense (benefit) for the year ended December 31, 2001 were as follows (in millions):

Service cost of benefits earned.....................  $ 7
Interest cost on projected obligations..............    6
Expected return on plan assets......................   (2)
                                                      ---
  Net periodic postretirement expense...............  $11
                                                      ===

The accumulated postretirement benefit obligation was estimated using a discount rate of 7%, an assumed rate of return on plan assets of 9%, and assumptions regarding participant retirement, morbidity and mortality based on Company experience. The estimate also assumes a health care cost rate increase of 10% per year, grading down 1% to an ultimate rate of 5% after 5 years. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2001 by $8 million and net periodic postretirement benefit expense during 2001 by $1 million. A decrease in the assumed healthcare cost trend of 1% in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2001 by $8 million and net periodic postretirement benefit expense during 2001 by $1 million.

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for full-time representatives. For the years ended December 31, 2001, 2000 and 1999 the Company expensed total contributions to these plans of $20 million, $19 million and $18 million, respectively.

9. REINSURANCE
In the normal course of business, the Company seeks to limit its life insurance exposure to loss on any single insured and to recover a portion of benefits paid by ceding insurance coverage to reinsurers under excess and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company also has an excess reinsurance contract for certain disability income policies with retention limits varying based upon coverage type.

The amounts shown in the consolidated financial statements are reported net of reinsurance. Reserves for policy benefits at December 31, 2001 and 2000 were reported net of ceded reserves of $757 million and $663 million, respectively.

The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2001, 2000 and 1999 was as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                    --------------------------
                                     2001      2000      1999
                                    ------    ------    ------
                                          (IN MILLIONS)
Direct premium revenue..........    $9,956    $9,419    $8,785
Premiums ceded..................      (548)     (494)     (441)
                                    ------    ------    ------
  Net premium revenue               $9,408    $8,925    $8,344
                                    ======    ======    ======
Direct benefits expense.........    10,109    10,140    $9,270
Benefits ceded..................      (432)     (315)     (262)
                                    ------    ------    ------
  Net benefits expense..........    $9,677    $9,825    $9,008
                                    ======    ======    ======

In addition, the Company received $161 million, $146 million and $133 million for the years ended December 31, 2001, 2000 and 1999, respectively, from reinsurers as allowances for reimbursement of commissions and other expenses on ceded business. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition.

10. INCOME TAXES
The Company files a consolidated federal income tax return with the following entities:

  Northwestern Mutual Investment Services, LLC
  Northwestern International Holdings, Inc.
  NML Real Estate Holdings, LLC and subsidiaries
  NML Securities Holdings, LLC and subsidiaries
  Northwestern Investment Management Company, LLC
  Northwestern Securities Holdings, LLC
  Northwestern Mutual Trust Company
  Baird Holding Company
  Frank Russell Company

  Bradford, Inc.
  Network Planning Advisors, LLC
  Mason Street Advisors, LLC
  NML -- CBO, LLC

Under written tax sharing agreements, the Company collects from or refunds to these subsidiaries income taxes determined as if the subsidiaries filed separate tax returns. Federal income tax returns for years through 1997 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes that may become due with respect to the open years.

Beginning January 1, 2001 the Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. Prior to 2001, no deferred tax balances were reported. The components of the net deferred tax asset at December 31, 2001 were as follows (in millions):

Deferred tax assets.............................    $3,053
Deferred tax liabilities........................    (1,451)
                                                    ------
  Net deferred tax assets.......................    $1,602
                                                    ======

Deferred tax assets relate primarily to temporary differences between the tax and financial statement bases of policy benefit liabilities, as well as the temporary difference created by unamortized policy acquisition costs capitalized for tax purposes. Deferred tax assets increased by $374 million for the year ended December 31, 2001 due primarily to increases in these same temporary differences. Deferred tax liabilities relate primarily to temporary differences between the tax and financial statement bases of investments. Deferred tax liabilities decreased by $51 million for the year ended December 31, 2001 due primarily to changes in temporary differences relating to investments.

Changes in deferred tax assets and liabilities related to changes in unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities. Also, the Company must capitalize and amortize for tax purposes, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax"). Further, the Company pays an "equity tax" that is assessed only on the surplus of mutual life insurance companies.

The Company's effective tax rate of 21%, for the year ended December 31, 2001, is determined as the relationship between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains. This rate was less than the federal corporate tax rate of 35% due primarily to differences between book and tax basis amounts of net investment income and realized capital gains and losses. Prior to 2001, the Company's effective tax rate was based only on tax expense attributed to net gain from operations and its relationship to gain from operations before taxes.

Effective tax rates for the years ended December 31, 2000, and 1999 were 16% and 29%, respectively. The effective rates were less than the federal corporate rate of 35% due primarily to differences between book and tax investment income and, in 2000, prior year adjustments.

11. FRANK RUSSELL COMPANY ACQUISITION AND GOODWILL
The Company acquired Frank Russell Company ("Russell") effective January 1, 1999 for a purchase price of approximately $955 million. Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method, adjusted for the charge-off of acquisition goodwill, and is included in common stocks in the consolidated statement of financial position. During the three years ended December 31, 2001, the Company charged-off directly from surplus approximately $863 million, representing the goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off.

As part of the acquisition, the Company has unconditionally guaranteed certain debt obligations of Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

12. CONTINGENCIES
The Company has also guaranteed certain obligations of other affiliates. These guarantees totaled approximately $135 million at December 31, 2001 and are generally supported by the underlying net asset values of the affiliates. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.9 billion at December 31, 2001 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's results of operations or financial position.

13. RELATED PARTY TRANSACTIONS
During 2001, 2000 and 1999, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $244 million, $220 million and $287 million for 2001, 2000 and 1999, respectively, were reported based on the fair value of the assets at transfer.

14. FAIR VALUE OF FINANCIAL INSTRUMENTS
The fair value of financial instruments, represented by investment assets (including derivatives) and certain policy liabilities at December 31, 2001 was as follows (in millions):

                                           DECEMBER 31, 2001
                                          --------------------
                                          STATEMENT     FAIR
                                            VALUE       VALUE
                                          ---------    -------
ASSETS
Bonds.................................     $44,306     $45,200
Common and preferred stocks...........       5,369       7,072
Mortgage loans........................      15,164      15,875
Real estate...........................       1,671       2,406
Policy loans..........................       9,028       9,375
Other investments, including
  derivatives.........................       4,817       5,244
Cash and short-term investments.......       2,018       2,018
LIABILITIES
Investment-type insurance reserves....     $ 3,417     $ 3,191

Fair value of bonds, common and preferred stocks and derivative financial instruments were based upon quoted market prices, when available. For those not actively traded, fair values were estimated using independent pricing services or internally developed pricing models. The fair value of mortgage loans was estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value was determined by discounting estimated future cash flows using market interest rates. Policy loan fair value was estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include joint ventures and partnerships, valued using the equity method, which approximates fair value.

The fair value of investment-type insurance reserves was estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

[PRICEWATERHOUSECOOPERS LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2001 and 2000, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2001 and 2000, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2001 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2001 and 2000 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 1.

As discussed in Note 1 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" -- Effective January 1, 2001, as required by the Office of the Commissioner of Insurance of the State of Wisconsin. The effect of adoption is recorded as an adjustment to surplus as of January 1, 2001.

[PRICEWATERHOUSECOOPERS LLC]
January 22, 2002

                                TABLE OF CONTENTS


                                                                                                   PAGE
                                                                                                   ----

DISTRIBUTION OF THE CONTRACTS.......................................................................B-2

DETERMINATION OF ANNUITY PAYMENTS...................................................................B-2
      Amount of Annuity Payments....................................................................B-2
      Annuity Unit Value............................................................................B-3
      Illustrations of Variable Annuity Payments....................................................B-3

VALUATION OF ASSETS OF THE ACCOUNT..................................................................B-4

TRANSFERABILITY RESTRICTIONS........................................................................B-4

PERFORMANCE DATA....................................................................................B-4

EXPERTS.............................................................................................B-7

FINANCIAL STATEMENTS OF THE ACCOUNT..................................................................B-9
(as of December 31, 2001 and for each of the two years in
 the period ended December 31, 2001)

   Report of Independent Accountants................................................................B-21
    (as of December 31, 2001 and for each of the two years in
     the period ended December 31, 2001)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL.........................................................B-22
(as of December 31, 2001 and 2000 and for each of the three
years in the period ended December 31, 2001)

   Report of Independent Accountants................................................................B-38
    (as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001)
